Filed under Rule 497(c)
File No.: 002-86082

Prospectus for MainStay VP Funds Trust
May 1, 2019

Initial Class and Service Class Shares

Equity Portfolios
MainStay VP Eagle Small Cap Growth Portfolio	MainStay VP MacKay International Equity Portfolio
MainStay VP Emerging Markets Equity Portfolio	MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio	MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio[1]	MainStay VP MacKay Small Cap Core Portfolio
MainStay VP Large Cap Growth Portfolio	MainStay VP Mellon Natural Resources Portfolio
MainStay VP MacKay Common Stock Portfolio	MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP MacKay Growth Portfolio
Mixed Asset Portfolios
MainStay VP Balanced Portfolio	MainStay VP Janus Henderson Balanced Portfolio
MainStay VP Income Builder Portfolio	MainStay VP MacKay Convertible Portfolio
Alternative Portfolios
MainStay VP Cushing® Renaissance Advantage Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio
Income Portfolios
MainStay VP Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP Floating Rate Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio
MainStay VP Indexed Bond Portfolio	MainStay VP PIMCO Real Return Portfolio
MainStay VP MacKay Government Portfolio
Money Market Portfolio
MainStay VP U.S. Government Money Market Portfolio
Asset Allocation Portfolios
MainStay VP Conservative Allocation Portfolio	MainStay VP Moderate Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio	MainStay VP Growth Allocation Portfolio

1 Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

Shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. The availability of the Portfolios and share classes as underlying investment options may vary by policy and jurisdiction. Each policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the applicable policy for more information, including fees and expenses.

Shares of certain Portfolios are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Table of Contents

Equity

Mixed Asset

MainStay VP Balanced Portfolio	62
MainStay VP Income Builder Portfolio	68
MainStay VP Janus Henderson Balanced Portfolio	74
MainStay VP MacKay Convertible Portfolio	79

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio	84
MainStay VP IQ Hedge Multi-Strategy Portfolio	91

Income

MainStay VP Bond Portfolio	101
MainStay VP Floating Rate Portfolio	106
MainStay VP Indexed Bond Portfolio	111
MainStay VP MacKay Government Portfolio	116
MainStay VP MacKay High Yield Corporate Bond Portfolio	121
MainStay VP MacKay Unconstrained Bond Portfolio	126
MainStay VP PIMCO Real Return Portfolio	133

Money Market

MainStay VP U.S. Government Money Market Portfolio	139

Asset Allocation

MainStay VP Eagle Small Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.85%	1.10%

1. The management fee is as follows: 0.81% on assets up to $1 billion; and 0.785% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Service Class	$ 112	$ 350	$ 606	$ 1,340
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in small capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company in the Russell 2000® Growth Index at the time of the Portfolio's investment (approximately $8.7 billion as of February 28, 2019). The Portfolio may invest in securities of U.S. and foreign companies.

Investment Process: When making its investment decisions, Eagle Asset Management, Inc., the Portfolio's Subadvisor, generally focuses on investing in the securities of companies that the Subadvisor believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The Subadvisor utilizes a "bottom up" approach to identifying companies in which it invests and performs proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of broader economic events and circumstances because the primary focus is on the individual companies rather than the industry in which that company operates or the economy as a whole. The Portfolio may sell securities when they no longer meet the Subadvisor's investment criteria. Although the Subadvisor generally does not emphasize investment in any particular sector or industry, the Portfolio may invest a significant portion of its assets in the securities of companies in the information technology sector at any given time.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the

MainStay VP Eagle Small Cap Growth Portfolio

market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: To the extent the Portfolio focuses its investments in particular sectors of the economy, the Portfolio’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Portfolio held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are

MainStay VP Eagle Small Cap Growth Portfolio

not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Growth Index as its primary benchmark. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/13	12.61%
Worst Quarter
4Q/18	-21.46%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-8.88%	4.58%	7.43%
Service Class	2/17/2012	-9.11%	4.32%	7.16%
Russell 2000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-9.31%	5.13%	9.55%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Eagle Asset Management, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Eagle Asset Management, Inc.	Bert L. Boksen, Managing Director and Portfolio Manager	Since 2012
	Eric Mintz, Portfolio Co-Manager	Since 2012
	Christopher Sassouni, Portfolio Co-Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Eagle Small Cap Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.15%	1.40%

1. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 117	$ 365	$ 633	$ 1,398
Service Class	$ 143	$ 443	$ 766	$ 1,680
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries. The Portfolio may invest in securities issued by entities without regard to market capitalization, including smaller companies. These securities may be denominated in U.S. or non-U.S. currencies. The Portfolio may also invest in exchange-traded funds to obtain this exposure or for other investment purposes. The Portfolio may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts.

The Portfolio utilizes two Subadvisors, MacKay Shields LLC (“MacKay Shields”) and Candriam Belgium, with investment processes and styles that New York Life Investment Management LLC, the Portfolio’s Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time.

Each Subadvisor has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors, such as the development of a country’s financial and capital markets, and inclusion of a country in an index representative of emerging markets.

At times, the Portfolio might increase the relative exposure to investments in a particular region or country. The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents.

The Portfolio may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

MainStay VP Emerging Markets Equity Portfolio

Each Subadvisor may sell a security or reduce its position if it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MacKay Shields’ Investment Strategies & Process: Using an objective, disciplined and broadly applied process, MacKay Shields selects securities that it believes have the most potential to appreciate in value, while seeking to limit exposure to risk. MacKay Shields seeks to control exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit MacKay Shields’ ability to overweight or underweight particular sectors or industries relative to the Portfolio’s benchmark, the MSCI Emerging Markets Index (the “Index”). MacKay Shields will further seek to reduce risk by diversifying assets over a large number of securities. MacKay Shields seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued securities which it believes have a high probability of providing returns greater than the Index. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria, and also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

Based on quantitative and qualitative analysis, MacKay Shields overweights, relative to the Index, equity securities that it believes have a high probability of providing a total return greater than the Index. Also, MacKay Shields will underweight securities that it believes are likely to underperform.

Candriam Belgium’s Investment Strategies & Process: In managing its portion of the Portfolio, Candriam Belgium seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction-based portfolio, aiming for consistent risk-adjusted returns greater than the Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends relative to their country and/or sector, and with market capitalizations at the time of investment of $500 million or more. Additionally, this proprietary quantitative screening platform also seeks to limit exposure to industries which do not satisfy Candriam Belgium’s environmental, social or governance (“ESG”) criteria such as certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons. Return on equity, sustainable growth at a reasonable price, earnings and earnings revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.

Sector, currency, regional and country deviations are kept within predetermined limits relative to the Index. Candriam Belgium seeks to reduce risk by diversifying its portion of the Portfolio over a large number of securities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

MainStay VP Emerging Markets Equity Portfolio

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations. To the extent that a Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. As a result, the Portfolio may underperform similar funds that do not take into account non-financial reasons, such as ESG criteria.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation) credit risk, maturity risk, market risk, interest rate risk, and call risk. Interest rates in the United States are near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Portfolio to sell its bond holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

MainStay VP Emerging Markets Equity Portfolio

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the Portfolio’s performance will be affected by the conditions, in the countries or regions to which the Portfolio is exposed. To the extent the Portfolio focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI Emerging Markets Index as its primary benchmark. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.

MainStay VP Emerging Markets Equity Portfolio

In addition, one of the Portfolio’s subadvisors changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/17	14.52%
Worst Quarter
3Q/15	-17.32%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-20.55%	-2.28%	-2.29%
Service Class	2/17/2012	-20.74%	-2.53%	-2.54%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses, or taxes)		-14.58%	1.65%	1.07%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC and Candriam Belgium serve as the Subadvisors. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisors	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Ping Wang, Director	Since 2017
	Rui Tang, Director	Since 2018
Candriam Belgium	Jan Boudewijns, Head of Emerging Markets Equity Management	Since 2015
	Philip Screve, Senior Fund Manager	Since 2015
	Mohamed Lamine Saidi, Senior Fund Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Emerging Markets Equity Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Epoch U.S. Equity Yield Portfolio

Investment Objective

The Portfolio seeks current income and capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.71%	0.96%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.68%	0.93%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Initial Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 224	$ 392	$ 880
Service Class	$ 95	$ 303	$ 528	$ 1,175
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Portfolio may invest up to 15% of its net assets in foreign securities. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Portfolio's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that allocate free cash flow effectively to create shareholder value.

MainStay VP Epoch U.S. Equity Yield Portfolio

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These

MainStay VP Epoch U.S. Equity Yield Portfolio

risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid cap stocks. It is designed to reflect the performance of equities in the MSCI USA Index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe. It is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	15.90%
Worst Quarter
3Q/11	-17.08%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	-5.23%	4.33%	10.86%
Service Class	6/5/2003	-5.46%	4.06%	10.58%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		-8.27%	5.95%	11.18%
U.S. Equity Yield Composite Index (reflects no deductions for fees, expenses, or taxes)		-1.60%	8.97%	12.40%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

MainStay VP Epoch U.S. Equity Yield Portfolio

Subadvisor	Portfolio Managers	Portfolio Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2017
	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2017
	John Tobin, Managing Director	Since 2017
	Kera Van Valen, Managing Director	Since 2017
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

(formerly known as MainStay VP MFS® Utilities Portfolio)

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.64%	0.64%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.68%	0.93%

1. The management fee is as follows: 0.64% on assets up to $1 billion; 0.61% on assets from $1 billion to $3 billion; and 0.60% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 69	$ 218	$ 379	$ 847
Service Class	$ 95	$ 296	$ 515	$ 1,143
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowing for investment purposes) in securities of issuers in the utilities group of industries and companies deriving a majority of their revenues from their utility operations.

These companies may include, for example, companies that produce electricity, including nuclear and non-nuclear facilities; companies that distribute and transmit natural and manufactured gas; water treatment and other utility companies; and other companies that operate as independent power producers, gas and power marketing and trading specialists and/or integrated energy merchants. The Portfolio will invest at least 25% of its total assets (concentrate its investments) in securities issued by companies in the utilities group of industries. In addition to concentrating on particular industries, the Portfolio may invest a significant percentage of its assets in relatively few companies and may invest up to 25% in a single company. The Portfolio is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers than a diversified fund.

FIAM LLC, the Portfolio’s Subadvisor, does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security’s market value.

The Subadvisor normally invests the Portfolio’s assets primarily in equity securities.

The Portfolio may invest in domestic and foreign securities without limitation.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

The Subadvisor may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease a fund’s exposure to changing security prices or other factors that affect security values.

Investment Process: In buying and selling securities for the Portfolio, the Subadvisor relies on fundamental analysis, which involves a bottom-up assessment, including macro and quantitative support, of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Utilities Risk: The Portfolio's performance will be closely tied to the performance of utilities issuers and, as a result, can be more volatile than the performance of more broadly-diversified funds. The prices of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors.

Concentration Risk: Because the Portfolio focuses its investments in a specific industry or group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which it invests. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Non-Diversification Risk: The Portfolio is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Portfolio, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Portfolio.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI USA IMI Utilities 25/50 Index as its primary benchmark as a replacement for the Dow Jones Global Utilities Index because it believes that the MSCI USA IMI Utilities 25/50 Index is more reflective of its current investment style. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/14	10.01%
Worst Quarter
3Q/15	-11.63%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.80%	4.45%	7.37%
Service Class	2/17/2012	0.55%	4.20%	7.10%
MSCI USA IMI Utilities 25/50 Index (reflects no deductions for fees, expenses, or taxes)		4.54%	10.86%	10.75%
Dow Jones Global Utilities Index (reflects no deductions for fees, expenses, or taxes)		0.66%	5.87%	6.03%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. FIAM LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
FIAM LLC	Douglas Simmons, Portfolio Manager	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Fidelity Institutional AM® Utilities Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Large Cap Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.76%	1.01%

1. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 78	$ 243	$ 422	$ 942
Service Class	$ 103	$ 322	$ 558	$ 1,236
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Portfolio's Subadvisor, invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities, which are generally securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

Investment Process: The Portfolio invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance. The Subadvisor may give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity.

MainStay VP Large Cap Growth Portfolio

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. To the extent that the Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. As a result, the Portfolio may underperform similar funds that do not take into account non-financial reasons, such as ESG criteria.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The

MainStay VP Large Cap Growth Portfolio

Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
1Q/12	17.24%
Worst Quarter
4Q/18	-15.92%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1998	3.57%	9.50%	14.70%
Service Class	6/6/2003	3.31%	9.22%	14.42%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Winslow Capital Management, LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Senior Managing Director	Since 2013
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Large Cap Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Common Stock Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.54%	0.54%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

1. The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Service Class	$ 84	$ 262	$ 455	$ 1,014
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Portfolio primarily invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to companies in the Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $4.6 billion to $860.7 billion as of February 28, 2019) and the Russell 1000® Index (which ranged from $449.5 million to $860.7 billion as of February 28, 2019).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Portfolio’s Subadvisor, selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio's exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MainStay VP MacKay Common Stock Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Russell 1000® Index as its secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest companies based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

MainStay VP MacKay Common Stock Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.26%
Worst Quarter
4Q/18	-14.81%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	-5.84%	7.83%	12.44%
Service Class	6/5/2003	-6.08%	7.56%	12.16%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)		-4.78%	8.21%	13.28%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2007
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Common Stock Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Growth Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.69%	0.69%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

1. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 75	$ 233	$ 406	$ 906
Service Class	$ 100	$ 312	$ 542	$ 1,201
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $449.5 million to $860.7 billion as of February 28, 2019).

Investment Process: Using an objective, disciplined and broadly-applied process, MacKay Shields LLC, the Portfolio’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by companies, across sectors and industries using quantitative analysis to identify undervalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

MainStay VP MacKay Growth Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio's Subadvisor. The past performance in the bar chart and table reflect the Subadvisors and strategies in place during their respective time periods.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

MainStay VP MacKay Growth Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
1Q/12	16.18%
Worst Quarter
4Q/18	-18.28%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-4.24%	6.95%	11.53%
Service Class	6/5/2003	-4.48%	6.69%	11.26%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)		-1.51%	10.40%	15.29%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Growth Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay International Equity Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.89%	0.89%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.96%	1.21%

1. The management fee is as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 98	$ 306	$ 531	$ 1,178
Service Class	$ 123	$ 384	$ 665	$ 1,466
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in those companies that meet the quality and valuation criteria of MacKay Shields LLC, the Portfolio's Subadvisor.

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of issuers, wherever organized, which operate mainly outside the United States. The Portfolio invests in securities of companies which conduct business in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that the Subadvisor believes present favorable opportunities. The Portfolio may also invest in exchange-traded funds ("ETFs") to obtain this exposure or for other investment purposes.

Investment Process: The Subadvisor seeks to identify investment opportunities through “bottom-up” analysis and fundamental research. The Subadvisor performs research to identify reasonably priced companies with competitive market advantages that it believes are able to benefit from long-term market trends and that the Subadvisor believes are able to sustainably grow earnings over time regardless of economic climate. Allocations to countries and industries are also a result of the "bottom-up" stock selection process and, as a result, may deviate from the country and industry weightings in the benchmark. The Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with lower operating margins, more highly leveraged balanced sheets, or more economic sensitivity.

Generally, the Portfolio seeks to limit its investments in securities of: (i) any one company; (ii) companies in the same industry; (iii) companies located in any one country; and (iv) companies located in emerging markets (currently limited to 25% of the Portfolio’s assets measured at the time of investment).

MainStay VP MacKay International Equity Portfolio

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, whether the security has approached full valuation, if the investment thesis is invalidated, if superior opportunities to redeploy exist or emerge, or if industry group or country weights or individual positions need to be adjusted.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

MainStay VP MacKay International Equity Portfolio

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. as its primary benchmark. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	17.53%
Worst Quarter
3Q/11	-18.93%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	-11.56%	2.88%	5.24%
Service Class	6/5/2003	-11.78%	2.63%	4.98%
MSCI ACWI® Ex U.S. Index (reflects no deductions for fees, expenses, or taxes)		-14.20%	0.68%	6.57%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Carlos Garcia-Tunon, Senior Managing Director	Since 2013
	Ian Murdoch, Director	Since 2017
	Lawrence Rosenberg, Director	Since 2017
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

MainStay VP MacKay International Equity Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Mid Cap Core Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.88%	1.13%
Waiver / Reimbursement[2]	(0.02)%	(0.02)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.86%	1.11%

1. The management fee is as follows: 0.85% on assets up to $1 billion; 0.80% on assets from $1 billion to $2 billion; and 0.775% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 88	$ 279	$ 486	$ 1,082
Service Class	$ 113	$ 357	$ 620	$ 1,373
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap® Index (which ranged from $449.5 million to $77.5 billion as of February 28, 2019), and invests primarily in common stocks of U.S. companies.

Investment Process: Investments are selected using an objective, disciplined and broadly-applied process, while limiting exposure to risk. MacKay Shields LLC, the Portfolio's Subadvisor, seeks to control the Portfolio's exposure to risk by seeking to construct a broadly diversified portfolio of securities issued by a large number of companies across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from

MainStay VP MacKay Mid Cap Core Portfolio

time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Index as its primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.

MainStay VP MacKay Mid Cap Core Portfolio

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	20.89%
Worst Quarter
3Q/11	-19.58%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	7/2/2001	-11.98%	5.14%	13.43%
Service Class	6/5/2003	-12.20%	4.87%	13.14%
Russell Midcap® Index (reflects no deductions for fees, expenses, or taxes)		-9.06%	6.26%	14.03%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2007
	Mona Patni, Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Mid Cap Core Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay S&P 500 Index Portfolio

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.16%	0.16%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.19%	0.44%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.16%	0.41%

1. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 16	$ 58	$ 104	$ 240
Service Class	$ 42	$ 138	$ 243	$ 552
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Portfolio and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation,

MainStay VP MacKay S&P 500 Index Portfolio

which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Index Strategy Risk: The Portfolio employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Portfolio will also decline. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the Index.

Correlation Risk: The Portfolio's ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

MainStay VP MacKay S&P 500 Index Portfolio

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P 500® Index as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	15.85%
Worst Quarter
3Q/11	-13.92%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-4.52%	8.21%	12.83%
Service Class	6/5/2003	-4.76%	7.94%	12.54%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Francis J. Ok, Managing Director	Since 2004
	Lee Baker, Director	Since 2008
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

MainStay VP MacKay S&P 500 Index Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Small Cap Core Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.83%	1.08%
Waiver / Reimbursement[2]	(0.03)%	(0.03)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.80%	1.05%

1. Restated to reflect current management fees. The management fee is as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.80% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 82	$ 262	$ 458	$ 1,023
Service Class	$ 107	$ 340	$ 593	$ 1,314
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 161% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell 2000® Index, and invests primarily in common stocks of U.S. companies. As of February 28, 2019, companies in the Russell 2000® Index had market capitalizations ranging from $10 million to $8.7 billion.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, seeks to construct a broadly diversified portfolio across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying

MainStay VP MacKay Small Cap Core Portfolio

its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by diversifying the Portfolio’s investments over securities issued by a large number of companies.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of

MainStay VP MacKay Small Cap Core Portfolio

the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2017-2018)

Best Quarter
2Q/18	9.04%
Worst Quarter
4Q/18	-21.97%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Initial Class	5/2/2016	-15.11%	5.46%
Service Class	5/2/2016	-15.32%	5.20%
Russell 2000® Index (reflects no deductions for fees, expenses, or taxes)		-11.01%	7.96%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Small Cap Core Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Mellon Natural Resources Portfolio

(formerly known as MainStay VP VanEck Global Hard Assets Portfolio)

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.79%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.85%

1. The management fee is as follows: 0.79% on assets up to $1 billion; and 0.78% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 87	$ 271	$ 471	$ 1,049
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in the stocks of companies in the natural resources and natural resources related sectors. Generally, these are companies principally engaged in owning or developing natural resources, or principally engaged in supplying goods, technology and services relating to natural resources. These companies may include, for example, companies involved in exploring, mining, drilling, refining, processing, transporting, distributing, fabricating, dealing in, or owning natural resources, and companies providing environmental services. Natural resources include, but are not limited to, precious metals (e.g., gold, platinum and silver), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases) and other sources (including alternative sources) of energy, chemicals, paper and forest products, farming products, real estate, food, textile and tobacco products, and other basic commodities.

The Portfolio will invest at least 25% of its total assets (concentrate its investments) in the securities of “hard assets” companies and instruments that derive their value from hard assets. A hard assets company is a company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets, which are (i) precious metals, (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

The Portfolio invests principally in common stocks, but may also invest in preferred stocks, warrants and convertible securities, including those purchased in initial public offerings (IPOs), and American Depositary Receipts (ADRs). The Portfolio may invest in securities issued by exchange-traded funds (ETFs). The Portfolio may invest in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.), including emerging markets securities.

MainStay VP Mellon Natural Resources Portfolio

The Portfolio may also invest in options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Investment Process: Using fundamental research, the Portfolio’s Subadvisor, Mellon Investments Corporation, seeks stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition. There are no prescribed limits on the weightings of securities in any particular natural resources sector or in any individual company, and the Portfolio may invest in companies of any market capitalization.

The Subadvisor typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when a stock is fully valued by the market. The Subadvisor may also sell a stock to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility, including significant swings in the price of crude oil and natural gas prices, and may experience and have historically experienced relatively high volatility for prolonged periods as a result of factors such as supply, technology, regulation, and market collusion. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Natural Resources Sector Risk: Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the fund invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government

MainStay VP Mellon Natural Resources Portfolio

regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Focused Portfolio Risk: Because the Portfolio typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Portfolio’s NAVs. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Initial Public Offering Risk: Initial public offering share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. Investments in initial public offering shares may significantly impact Portfolio performance.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the

MainStay VP Mellon Natural Resources Portfolio

contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Derivatives may also increase the expenses of the Portfolio.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Hard Assets Risk: The Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the hard assets industries (such as the energy and metals industries). Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Concentration Risk: Because the Portfolio focuses its investments in a specific industry or group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which it invests. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or

MainStay VP Mellon Natural Resources Portfolio

receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark as a replacement for the S&P North American Natural Resources Sector Index because it believes that the S&P Global Natural Resources Index is more reflective of its current investment style. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure to agribusiness, energy, and metals & mining.

Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/16	15.62%
Worst Quarter
3Q/15	-27.20%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-28.63%	-11.17%	-8.16%
S&P Global Natural Resources Index (reflects no deductions for fees, expenses, or taxes)		-12.57%	-0.52%	-0.61%
S&P North American Natural Resources Sector Index (reflects no deductions for fees, expenses, or taxes)		-21.07%	-6.50%	-3.64%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Mellon Investments Corporation serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

MainStay VP Mellon Natural Resources Portfolio

Subadvisor	Portfolio Manager	Portfolio Service Date
Mellon Investments Corporation	Robin Wehbe, Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP T. Rowe Price Equity Income Portfolio

Investment Objective

The Portfolio seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.72%	0.72%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.75%	1.00%

1. Restated to reflect current management fees. The management fee is as follows: 0.725% on assets up to $500 million; 0.70% on assets from $500 million to $1 billion; and 0.675% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 77	$ 240	$ 417	$ 930
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have strong track records of paying dividends or that are believed to be undervalued.

T. Rowe Price Associates, Inc., the Portfolio's Subadvisor, typically employs a "value" approach in selecting investments. The Subadvisor seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Subadvisor generally looks for companies in the aggregate with one or more of the following characteristics:

• an established operating history;

• above-average dividend yield relative to the Russell 1000® Value Index;

• a low price/earnings ratio relative to the Russell 1000® Value Index;

• a sound balance sheet and other positive financial characteristics; and

• a low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.

MainStay VP T. Rowe Price Equity Income Portfolio

The Portfolio generally seeks investments in large capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria.

These situations might arise when the Subadvisor believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the Portfolio may invest up to 25% of its total assets in foreign stocks in keeping with the Portfolio's objectives. The Portfolio may invest up to 10% of its total assets in below investment grade quality debt instruments (commonly referred to as high-yield securities or “junk bonds”). The Portfolio may also invest up to 10% of its total assets in hybrid instruments. The Portfolio may at times invest significantly in certain sectors, such as the financials sector.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These

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risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk). Additionally, the risks of municipal bonds include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Hybrid Instruments Risk: A hybrid instrument is a type of derivative that can combine the characteristics of different types of investments. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Sector Risk: At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the Portfolio may have a significant portion of its assets invested in securities of companies in the financial sector. Companies in the financial sector may be adversely impacted by, among other things, regulatory changes, economic conditions, interest rates, credit rating downgrades and decreased liquidity in credit markets.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 1000® Value

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Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Portfolio has selected the Standard & Poor’s 500 Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
1Q/13	11.30%
Worst Quarter
4Q/18	-12.41%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	-9.38%	4.67%	8.64%
Service Class	2/17/2012	-9.61%	4.41%	8.36%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		-8.27%	5.95%	9.99%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. T. Rowe Price Associates, Inc. serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
T. Rowe Price Associates, Inc.	John D. Linehan, Chairman of the Investment Advisory Committee	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

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Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.04%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses	1.00%

1. The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 209% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Portfolio will invest at least 25% of its assets in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Portfolio’s Manager, based on its tactical view of the market. The Portfolio may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to rebalance the Portfolio’s allocation between equity and fixed-income securities.

The Portfolio may invest up to 20% of its net assets in foreign securities, but only in countries that NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Portfolio, and MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the equity portion of the Portfolio, consider stable, and only in securities considered to be of high quality. The Portfolio may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, the Subadvisors will seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Portfolio's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: MacKay Shields generally invests in mid-capitalization, value oriented stocks, but may also invest in large-capitalization, value-oriented stocks. MacKay Shields considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap® Index (which ranged from $449.5 million to $77.5 billion as of February 28,

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2019), the S&P MidCap 400® Index (which ranged from $616.9 million to $11.1 billion as of February 28, 2019), or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and tend to have a large amount of stock outstanding compared to small-capitalization stocks.

"Value" stocks are stocks that MacKay Shields determines (1) have strong or improving fundamental characteristics and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe.

The Portfolio seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. MacKay Shields uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. MacKay Shields also conducts a qualitative review of the results of the quantitative analysis. In certain cases, MacKay Shields may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. MacKay Shields regularly evaluates the quantitative model and, from time to time, may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Investments are recommended using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Fixed-Income Investment Process: NYL Investors generally invests in U.S. government securities, mortgage-backed securities, asset-backed securities and investment grade corporate bonds. It selects fixed-income securities based on their credit quality, duration and price. The fixed-income portion of the portfolio normally has an intermediate term duration that ranges from three to five years.

The Portfolio's investments may include variable rate notes, floaters and mortgage-related securities (including mortgage-backed) securities, which are debt securities whose values are based on underlying pools of mortgages, and asset-backed securities, which are debt securities whose values are based on underlying pools of credit receivables.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

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Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

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Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell Midcap® Value Index as its primary benchmark. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

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Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	13.47%
Worst Quarter
4Q/18	-9.88%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	5/2/2005	-7.59%	3.69%	8.82%
Russell Midcap® Value Index (reflects no deductions for fees, expenses, or taxes)		-12.29%	5.44%	13.03%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deductions for fees, expenses, or taxes)		0.88%	1.86%	2.90%
Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-6.96%	4.17%	9.20%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager and oversees the investment portfolio of the Portfolio. NYL Investors LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio.

Manager/Subadvisors	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2017
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
MacKay Shields LLC	Migene Kim, Managing Director	Since 2014
	Mona Patni, Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal

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income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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Investment Objective

The Portfolio seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.57%	0.57%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.62%	0.87%

1. The management fee is as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 63	$ 199	$ 346	$ 774
Service Class	$ 89	$ 278	$ 482	$ 1,073
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC ("MacKay Shields") in collaboration with New York Life Investment Management LLC (“New York Life Investments”). Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. MacKay Shields, the Subadvisor for the fixed-income portion of the Portfolio, may use equity index and fixed-income futures to manage the Portfolio’s effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Portfolio's equity or fixed-income allocation guidelines.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Portfolio, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions.

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Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Portfolio may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Portfolio's investment objective, the Portfolio may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds."

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Portfolio may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Portfolio: The Portfolio may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Portfolio also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Portfolio may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Multi-Manager Risk: The Portfolio’s performance relies on the selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could expose the Portfolio to greater risks as associated with those types of securities and lead to large beneficial or detrimental effects on the Portfolio’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

MacKay Shields may be subject to potential conflicts of interest in allocating the Portfolio’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

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Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain

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circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency

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exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of certain broad-based securities market indices and to the Blended Benchmark Index, a composite representation prepared by the Manager of the performance of the Portfolio's asset classes weighted according to their respective weightings in the Portfolio's target range. The Blended Benchmark Index is comprised of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the MSCI World Index as its benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted Index that is designed to measure the equity market performance of developed markets.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/10	10.26%
Worst Quarter
3Q/11	-8.46%

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Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-5.21%	3.99%	9.35%
Service Class	6/4/2003	-5.45%	3.73%	9.08%
Blended Benchmark Index (reflects no deductions for fees, expenses, or taxes)		-4.19%	3.70%	6.82%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)		-8.71%	4.56%	9.67%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. Epoch Investment Partners, Inc. serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. MacKay Shields LLC serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Asset allocation decisions are made by a Committee chaired by MacKay Shields LLC, in collaboration with New York Life Investment Management LLC.

Manager/Subadvisors	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2018
	Jonathan Swaney, Managing Director	Since 2018
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2009
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
Epoch Investment Partners, Inc.	William W. Priest, Chief Executive Officer & Co-Chief Investment Officer	Since 2009
	Michael A. Welhoelter, Managing Director & Co-Chief Investment Officer	Since 2009
	John Tobin, Managing Director	Since 2014
	Kera Van Valen, Managing Director	Since 2014
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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Investment Objective

The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.55%	0.55%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.58%	0.83%

1. The management fee is as follows: 0.55% on assets up to $1 billion; 0.525% on assets from $1 billion to $2 billion; and 0.515% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities. The Portfolio will limit its investment in high-yield/high-risk bonds, also known as “junk bonds” to 35% or less of its net assets.

In choosing investments for the Portfolio, Janus Capital Management LLC, the Portfolio's Subadvisor, applies a "bottom up" approach with certain portfolio managers focusing on the equity portion of the Portfolio and the other portfolio managers focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. The portfolio managers may also consider economic factors, such as the effect of interest rates on certain of the Portfolio’s fixed-income investments. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

The Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the

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market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign

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markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index is comprised of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 55%/45%, respectively.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

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Annual Returns, Initial Class Shares
(by calendar year 2013-2018)

Best Quarter
4Q/13	6.85%
Worst Quarter
4Q/18	-7.18%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Initial Class	2/17/2012	0.42%	6.37%	8.27%
Service Class	2/17/2012	0.17%	6.11%	8.00%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	11.61%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.07%
Janus Balanced Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.12%	5.94%	7.38%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Janus Capital Management LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Janus Capital Management LLC	E. Marc Pinto, Vice President and Portfolio Manager	Since 2012
	Darrell Watters, Head of U.S. Fixed Income and Portfolio Manager	Since 2015
	Jeremiah Buckley, Vice President and Portfolio Manager	Since 2015
	Mayur Saigal, Vice President and Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

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Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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Investment Objective

The Portfolio seeks capital appreciation together with current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.58%	0.58%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.61%	0.86%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $2 billion; and 0.49% on assets over $2 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 62	$ 195	$ 340	$ 762
Service Class	$ 88	$ 274	$ 477	$ 1,061
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. The balance of the Portfolio may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from an independent rating agency, such as those rated lower than BBB- by Standard & Poor's Ratings Services ("S&P") and Baa3 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Portfolio's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from an independent rating agency, such as within the rating category of BB or B by S&P or Ba or B by Moody's. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

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The Portfolio may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Portfolio may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-

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income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. Convertible Index as its primary benchmark. The ICE BofAML U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

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Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	15.78%
Worst Quarter
3Q/11	-16.19%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	10/1/1996	-2.27%	5.50%	11.36%
Service Class	6/5/2003	-2.52%	5.24%	11.08%
ICE BofAML U.S. Convertible Index (reflects no deductions for fees, expenses, or taxes)		0.15%	5.95%	12.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios"). Service Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies.

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Convertible Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Cushing Renaissance Advantage Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	1.10%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.41%

1. The management fee is as follows: 1.10% on assets up to $500 million and 1.05% on assets over $500 million.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 144	$ 446	$ 771	$ 1,691
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 162% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies (i.e., companies engaged in exploration and production; gathering, transporting and processing; and marketing and distribution, respectively), as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that Cushing® Asset Management, LP, the Portfolio’s Subadvisor, expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”), and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with such intention, the Portfolio will invest no more than 25% of its total assets in securities of master limited partnerships (“MLPs”) that qualify as publicly traded partnerships (“QPTPs”), which are treated as partnerships under the Internal Revenue Code. The Portfolio may invest in companies of any market capitalization size. The Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value investments that, in the Subadvisor’s view, present the best

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opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

The Portfolio may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Renaissance Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets, in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the Portfolio’s investments in debt securities, preferred shares and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the Portfolio will use the higher rating for purposes of determining the credit quality. The Portfolio may invest in debt securities of any maturity or duration.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact the Portfolio and its shareholders. The Subadvisor may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Portfolio's performance will correlate with any increase in oil and gas prices.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model or algorithm may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model or algorithm, including the model’s or algorithm's underlying metrics and data.

Common Stock Risk: The Portfolio will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Portfolio. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Portfolio has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk: Because the Portfolio will be concentrated in the industry or group of industries that constitute the energy sector, it will be more susceptible to the risks associated with the industry and sector than if it were more broadly diversified over numerous industries and sectors. General changes in market sentiment towards Energy Companies may adversely affect the Portfolio, and the performance of Energy Companies may lag behind the broader market as a whole. In addition, issuers outside the energy sector in which the Portfolio intends to invest will typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector.

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Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, the following:

• Energy Companies are affected by fluctuations in the prices of energy commodities;

• the highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of Energy Companies or the ability of an Energy Company to borrow money or raise capital needed to fund its continued operations;

• a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of Energy Companies and, therefore, their ability to make distributions or pay dividends;

• a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies;

• the energy sector is highly competitive;

• extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, which could adversely affect the prices of such companies’ securities;

• the prices of debt securities of the Energy Companies the Portfolio expects to hold in its portfolio are, and the prices of equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise;

• the profitability of Energy Companies is subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

• there is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle, and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance;

• certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues, cash flows and ability to make distributions;

• the operations of Energy Companies are subject to many hazards inherent in their businesses and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks;

• some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their strategies to expand operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts;

• technology development efforts by Energy Companies may not result in viable methods or products; and

• the proposed elimination of specific tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers could adversely affect Energy Companies in which the Portfolio invests and/or the energy sector generally.

Industry Specific Risk: Energy Companies are also subject to risks that are specific to the particular subsector of the energy sector in which they operate.

Cash Flow Risk: The Portfolio will derive substantially all of its cash flow from investments in equity securities of Renaissance Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the equity securities of Renaissance Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Equity Securities Risk: Equity securities of Energy Companies may be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations concerning interest rate movements, investor sentiment towards the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an MLP, may be measured in terms of distributable cash flow or other factors). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

MainStay VP Cushing Renaissance Advantage Portfolio

MLP Structure Risk: Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks: An investment in the Portfolio will involve tax risks, including, but not limited to:

• MLPs generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income as well as additional state and local taxes. The treatment of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, to the extent the MLPs owned by the Portfolio are treated as corporations for U.S. federal income tax purposes and to the extent the Portfolio invests in MLP-related investments or other non-partnership entities, this could result in a reduction of the value of your investment in the Portfolio and lower income.

• The portion, if any, of a distribution received by the Portfolio as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Portfolio’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Portfolio. The actual portion of the distributions received by the Portfolio that are considered return of capital will not be known until the Portfolio receives a Form 1065, Schedule K-1 with respect to each of its MLP investments. Distributions received by shareholders from the Portfolio that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Portfolio, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder.

• Under 2017 tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to taxable income from MLPs. The Portfolio will not be eligible for the 20% deduction and as of yet does not have regulatory authority to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in MLPs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs held indirectly, if any, through the Portfolio (unless applicable regulatory authority is released) would not be eligible for the 20% deduction for their share of such taxable income.

• Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Portfolio or the Energy Companies in which the Portfolio will invest.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be

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mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment fluctuate in a manner that is unrelated to the quality or performance of the investment itself.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Preferred Shares Risk: Preferred shares represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share's price when interest rates decline.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

The Portfolio has selected the Russell 3000 Energy Index as its secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP Cushing Renaissance Advantage Portfolio

Annual Returns, Service Class Shares
(by calendar year 2016-2018)

Best Quarter
4Q/17	11.43%
Worst Quarter
4Q/18	-26.72%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since Inception

Service Class	5/1/2015	-27.87%	-7.16%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	7.36%
Russell 3000 Energy Index (reflects no deductions for fees, expenses, or taxes)		-19.70%	-8.14%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Cushing® Asset Management, LP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Cushing Asset Management, LP	Jerry V. Swank, Chairman, Managing Partner and Co-Chief Investment Officer	Since 2015
	Matthew A. Lemme, Portfolio Manager	Since 2015
	Saket Kumar, Portfolio Manager	Since 2015
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

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Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP IQ Hedge Multi-Strategy Portfolio

Investment Objective

The Portfolio seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the "beta" portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.07%
Acquired (Underlying) Portfolio/Fund Fees and Expenses[1]	0.25%
Total Annual Portfolio Operating Expenses	1.32%
Waiver / Reimbursement[2]	(0.12)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	1.20%

1. Restated based on estimated amounts for the current fiscal year.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.95% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 122	$ 406	$ 712	$ 1,580
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 450% of the average value of its portfolio. Effective November 30, 2018, the Portfolio entered into a reorganization with, and adopted the accounting history of, MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, the portfolio turnover rate for periods prior to November 30, 2018 reflect the portfolio turnover rate of MainStay VP Absolute Return Multi-Strategy Portfolio, including portfolio turnover resulting from transactions conducted in connection with the reorganization. The Portfolio’s portfolio turnover rate for the period from December 1 through December 31, 2018 was 9.94%.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index (the “Underlying Index”). The Portfolio, by seeking to achieve performance similar to the overall hedge fund universe, is expected to provide investment returns that typically have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices.

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The Underlying Index typically consists of 70 to 140 component securities (“Underlying Index Components”) selected in accordance with the rules-based methodology for construction of the Underlying Index. The Underlying Index Components primarily include exchange-traded funds (“ETFs”) and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in ETPs, but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the Underlying Index. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

The Portfolio may invest up to 20% of its net assets in investments that are not Underlying Index Components, but which IndexIQ Advisors LLC, the Portfolio’s Subadvisor and an affiliate of New York Life Investment Management LLC (“New York Life Investments”), believes will help the Portfolio track its Underlying Index. For example, the Portfolio may hold the underlying portfolio constituents of one or more ETPs that are Underlying Index Components, or a representative sample thereof. The Portfolio may also purchase ETPs that are not Underlying Index Components.

The Portfolio employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of New York Life Investments and the Subadvisor. The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common asset classes. The Underlying Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using hedge fund investment styles, over longer term periods and not on a daily basis. The Underlying Index does not seek to replicate the “alpha” portion of the return characteristics of the overall hedge fund universe. These hedge fund investment styles are long/short equity, global macro, market neutral, event-driven, fixed-income arbitrage, and emerging markets. The Portfolio does not invest in hedge funds, and hedge funds are not components of the Underlying Index. The Portfolio is not a fund of hedge funds, although the Portfolio may be expected to provide certain benefits often associated with hedge funds, such as exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification.

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Portfolio to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Portfolio, by seeking to track the Underlying Index, seeks exposure to the following hedge fund investment styles:

• Long/short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

• Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macroeconomics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

• Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

• Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or floating rate loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

• Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets (i.e., countries and economies in a transitional state from developing to developed).

• Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

The Underlying Index Components generally provide exposures to:

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• U.S. large-capitalization equity;

• U.S. small-capitalization equity;

• U.S. growth equity;

• U.S. value equity;

• Emerging market equity, debt and sovereign debt, including small-capitalization equity;

• Foreign equity (Europe, Australasia & Far East), including small-capitalization equity;

• U.S. and foreign preferred securities;

• U.S. investment grade corporate debt;

• U.S. government short- and intermediate-term maturity obligations;

• U.S. high yield (or “junk”) debt;

• U.S. Treasury Inflation Protection Securities (“TIPS”);

• U.S. mortgage-backed debt

• U.S. convertible debt;

• U.S. floating rate bank loans;

• Municipal bonds;

• Foreign sovereign debt;

• Foreign currencies and currency futures;

• U.S. and foreign real estate investment trusts;

• Commodities; and

• The implied volatility of the S&P 500® Index.

The Subadvisor anticipates that, generally, the Portfolio will hold all of the investments that comprise the Underlying Index in approximate proportion to their weightings in the Underlying Index. However, the Portfolio may use a “representative sampling” strategy in seeking to track the performance of its Underlying Index when an Underlying Index Component is not available or when the Subadvisor believes it would be beneficial for the Portfolio to use a representative sampling strategy, such as when the use of a representative sampling strategy would reduce portfolio trading and implementation costs for the Portfolio. When using a representative sampling strategy, the Portfolio will invest in a sample of its Underlying Index Components where risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. These may also be principal risks of an ETP in which the Portfolio invests.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Index Risk: The performance of the Underlying Index may deviate from that of the markets the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the Underlying Index’s monthly rebalancing process can track. Securities in the Underlying Index may also underperform in comparison to the general securities markets. In addition, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including achieving exposure to the overall hedge fund universe.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment

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relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio, the Subadvisor seeks to maintain existing allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect the Subadvisor’s ability to fully implement the Portfolio's investment strategies.

Leverage Risk: To the extent the Portfolio employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Cash Flow Risk: The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the ETPs in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Portfolio may be particularly susceptible to this risk to the extent that the Subadvisor employs a “representative sampling” strategy. In addition, the Portfolio may not achieve its investment objective and the Portfolio may not achieve performance similar to the overall hedge fund universe or the Underlying Index (i.e. the Portfolio’s returns may not equal or exceed those of the Underlying Index).

Passive Management Risk: Unlike many investment companies, the Portfolio seeks to track its Underlying Index and is not “actively” managed. Therefore, the Portfolio would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This

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may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Correlation Risk: The investment results of the Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs and trading risks (when rebalancing the Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons), cash flows and operational inefficiencies. Market disruptions and regulatory restrictions could have an adverse effect on the Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the Portfolio may use a “representative sampling” approach, which may cause the Portfolio’s investment results to not be as well correlated with those of the Underlying Index as would be the case if the Portfolio purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the provider of the Underlying Index for a period of time or at all, which may have an adverse impact on the Portfolio and its shareholders. As a result, the Portfolio’s returns may be lower than the returns of the Underlying Index.

Fund of Funds Risk: The Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Focused Portfolio Risk: To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the Portfolio will concentrate its investments to approximately the same extent as the Underlying Index. In such instances, the Portfolio may be subject to more risks than if it was more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which the Portfolio invests may adversely affect the Portfolio, and the performance of such industries and sectors may lag behind the broader market as a whole.

Investments in Other Investment Companies Risk: The Portfolio's investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Portfolio's own fees and expenses.

New Fund Risk: The Portfolio is a new fund which may result in additional risk. There can be no assurance that the Portfolio will grow to an economically viable size, in which case the Portfolio may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Principal Risks of the ETPs

The principal risks of the ETPs, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “ETPs” as the context requires.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the ETP's holdings.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the ETP’s performance will be affected by the conditions, in the countries or regions to which the ETP is exposed. To the extent the ETP focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what an ETP's portfolio managers believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore an ETP's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the ETP invests in securities issued by small-, mid-, or large-cap companies, the ETP will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads

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between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the ETP's investments in foreign securities. Foreign securities may also subject the ETP's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the ETP could lose its entire investment.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the ETP’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the ETP’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the ETP currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the ETP to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the ETP’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

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Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the ETP's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the ETP to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the ETP invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the ETP’s investments to decline.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the ETP will lose its entire investment in such right or warrant.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the ETP will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the ETP's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Event-Driven Arbitrage Risk: An ETP’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by an ETP may decline sharply and result in losses to the ETP if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Floating Rate Loans Risk: The floating rate loans in which an ETP invests are usually rated below investment grade, or if unrated, determined by the ETP or its advisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of an ETP's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, an ETP’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be

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longer than seven days. As a result, an ETP may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, an ETP may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the ETP generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the ETP’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the ETP disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the ETP may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the ETP purchased the loan participation interests. The ETP may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the ETP had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the ETP to recognize income, and therefore the ETP may be required to make distributions to shareholders before the ETP receives any cash payments on its investment.

Past Performance

The Portfolio commenced operations on September 10, 2018. Effective November 30, 2018, the Portfolio entered into a reorganization with MainStay VP Absolute Return Multi-Strategy Portfolio (the "Reorganization"). As part of the Reorganization, the Portfolio assumed the performance history of MainStay VP Absolute Return Multi-Strategy Portfolio. Therefore, performance information for periods prior to November 30, 2018, reflects the performance of MainStay VP Absolute Return Multi-Strategy Portfolio.

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio’s calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP IQ Hedge Multi-Strategy Portfolio

Annual Returns, Service Class Shares
(calendar year 2014-2018)

Best Quarter
4Q/16	1.96%
Worst Quarter
3Q/15	-6.71%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Service Class	5/1/2013	-7.14%	-5.71%	-3.22%
S&P Balanced Equity and Bond Conservative Index (reflects no deductions for fees, expenses, or taxes)		-0.17%	4.53%	3.68%
HFRI Fund of Funds Composite Index (reflects no deductions for fees, expenses, or taxes)		-3.48%	1.51%	2.14%
IQ Hedge Multi-Strategy Index (reflects no deductions for fees, expenses, or taxes)		-3.09%	1.77%	2.22%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. IndexIQ Advisors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
IndexIQ Advisors LLC	Greg Barrato, Senior Vice President	Since 2018
	James Harrison, Vice President	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP IQ Hedge Multi-Strategy Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Bond Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.49%	0.49%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.53%	0.78%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; 0.45% on assets from $1 billion to $3 billion; and 0.44% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 54	$ 170	$ 296	$ 665
Service Class	$ 80	$ 249	$ 433	$ 966
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities such as debt or debt-related securities issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; mortgage-related and other asset-backed securities; and loan participation interests. The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYL Investors LLC, the Portfolio's Subadvisor. Effective maturity is a measure of a debt security's maturity which takes into consideration the possibility that the issuer may call the debt security before its maturity date.

At least 65% of the Portfolio's total assets will generally be invested in investment grade debt securities as rated by an independent rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or if unrated, determined to be of comparable quality. Moody’s deems securities to be investment grade when rated Baa or better, while S&P classifies investment grade as BBB or better. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

MainStay VP Bond Portfolio

Commercial paper must have the highest rating given by an independent rating agency, such as Moody's or S&P, when purchased, or if unrated, determined to be of comparable quality by the Subadvisor. Moody’s highest rating for commercial paper is Prime-1, while S&P’s highest rating is A-1. The Portfolio's principal investments may have fixed or floating rates of interest. The Portfolio may also invest in derivatives, such as futures and options, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: Fundamental analysis and interest rate trends are the principal factors considered by the Subadvisor in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

MainStay VP Bond Portfolio

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

MainStay VP Bond Portfolio

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	4.67%
Worst Quarter
4Q/16	-2.96%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	-1.00%	2.45%	3.76%
Service Class	6/4/2003	-1.25%	2.20%	3.50%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that

MainStay VP Bond Portfolio

offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Floating Rate Portfolio

Investment Objective

The Portfolio seeks high current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.90%

1. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 92	$ 287	$ 498	$ 1,108
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed-income and variable rate debt securities and money market securities or instruments. When NYL Investors LLC, the Portfolio's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Portfolio may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service Inc., are commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of

MainStay VP Floating Rate Portfolio

capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor may reduce or eliminate the Portfolio's position in a holding if it no longer believes the holding will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under

MainStay VP Floating Rate Portfolio

unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the S&P/LSTA Leveraged Loan Index as its primary benchmark. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Portfolio has selected the Credit Suisse Leveraged Loan Index as its secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP Floating Rate Portfolio

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	12.54%
Worst Quarter
4Q/18	-3.65%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	5/2/2005	-0.36%	2.41%	6.27%
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		0.44%	3.05%	8.57%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)		1.14%	3.33%	8.30%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Robert H. Dial, Managing Director	Since 2005
	Mark A. Campellone, Managing Director	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP Floating Rate Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Indexed Bond Portfolio

Investment Objective

The Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.56%

1. The management fee is as follows: 0.25% on assets up to $1 billion; and 0.20% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 57	$ 179	$ 313	$ 701
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities that NYL Investors LLC, the Portfolio’s Subadvisor, believes will correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index funds, such as the Portfolio, seek to match the return on their respective indices gross of fees, unlike other actively managed funds which generally seek to beat an index or indices. No attempt is made to manage the Portfolio in an active manner by using economic, financial or market analysis.

The Portfolio may invest in U.S. dollar-denominated foreign securities that are issued by companies organized outside the United States. The Portfolio may also invest in variable rate notes, floaters and mortgage-related and asset-backed securities.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

The Portfolio may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves while being fully invested, to facilitate trading or to reduce transaction costs. The Portfolio may invest in such derivatives to try to enhance returns, improve correlation or reduce the risk of loss by hedging certain of its holdings.

MainStay VP Indexed Bond Portfolio

Investment Process: The Subadvisor employs an analytical approach to tracking the securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index. Using this method, the Portfolio invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Changes in the characteristics or the composition of the Bloomberg Barclays U.S. Aggregate Bond Index may, from time to time, warrant adjustments to the Portfolio's portfolio. The correlation between the investment performance of the Portfolio and the Bloomberg Barclays U.S. Aggregate Bond Index is expected to be at least 0.95, on an annual basis, before fees and expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Bloomberg Barclays U.S. Aggregate Bond Index.

The weighted average life of the securities in the Portfolio's portfolio will approximate the weighted average life of securities in the Bloomberg Barclays U.S. Aggregate Bond Index, which will vary from time to time. The weighted average life of the Bloomberg Barclays U.S. Aggregate Bond Index as of February 28, 2019 was 8.07 years.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Portfolio.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Index Strategy Risk: The Portfolio employs an index strategy that invests in fixed-income securities which, in the aggregate, are expected to correspond to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index regardless of market trends. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio's portfolio. If the value of the Bloomberg Barclays U.S. Aggregate Bond Index declines, the net asset value of shares of the Portfolio are also likely to decline. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

MainStay VP Indexed Bond Portfolio

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Correlation Risk: The Portfolio's ability to track the Bloomberg Barclays U.S. Aggregate Bond Index may be affected by, among other things, transaction costs; changes in either the composition of the Bloomberg Barclays U.S. Aggregate Bond Index or the number of bonds outstanding for the components of the Bloomberg Barclays U.S. Aggregate Bond Index; and timing and amount of purchases and redemptions of the Portfolio's shares. Therefore, there is no assurance that the investment performance of the Portfolio will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

MainStay VP Indexed Bond Portfolio

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you the Portfolio's calendar year performance for 2018. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2018)

Best Quarter
4Q/18	1.32%
Worst Quarter
1Q/18	-1.75%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Service Class	5/1/2017	-0.92%	0.19%
Bloomberg Barclays U.S. Aggregate Bond Index		0.01%	1.15%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
NYL Investors LLC	Kenneth Sommer, Managing Director	Since 2017
	AJ Rzad, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

MainStay VP Indexed Bond Portfolio

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Government Portfolio

Investment Objective

The Portfolio seeks current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 58	$ 183	$ 318	$ 714
Service Class	$ 84	$ 262	$ 455	$ 1,014
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade debt securities that are not U.S. government securities.

The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities (as well as government sponsored enterprises). These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Portfolio also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as entering into mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

MainStay VP MacKay Government Portfolio

The Portfolio may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below. Investments in the Portfolio are not guaranteed. While some of the Portfolio's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Portfolio commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Portfolio receives the security.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

MainStay VP MacKay Government Portfolio

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Portfolio.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Government Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

MainStay VP MacKay Government Portfolio

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/10	3.37%
Worst Quarter
4Q/16	-2.56%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	-0.06%	1.64%	2.24%
Service Class	6/4/2003	-0.31%	1.39%	1.99%
Bloomberg Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)		0.88%	1.99%	2.12%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Government Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay High Yield Corporate Bond Portfolio

Investment Objective

The Portfolio seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.56%	0.56%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.58%	0.83%

1. The management fee is as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 59	$ 186	$ 324	$ 726
Service Class	$ 85	$ 265	$ 460	$ 1,025
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by an independent rating agency, such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Portfolio's Subadvisor.

Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Portfolio may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Portfolio may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Portfolio may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

MainStay VP MacKay High Yield Corporate Bond Portfolio

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Portfolio is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Portfolio. Although investing heavily in these investments may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and may limit the Portfolio's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Portfolio invests only in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity

MainStay VP MacKay High Yield Corporate Bond Portfolio

and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may

MainStay VP MacKay High Yield Corporate Bond Portfolio

be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio manager's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the ICE BofAML U.S. High Yield Constrained Index as its primary benchmark. The ICE BofAML U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	17.22%
Worst Quarter
4Q/18	-3.53%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	5/1/1995	-1.46%	4.16%	9.75%
Service Class	6/4/2003	-1.71%	3.90%	9.48%
ICE BofAML U.S. High Yield Constrained Index (reflects no deductions for fees, expenses, or taxes)		-2.27%	3.83%	11.02%

MainStay VP MacKay High Yield Corporate Bond Portfolio

Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP MacKay Unconstrained Bond Portfolio

Investment Objective

The Portfolio seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.56%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses
Interest Expenses on Securities Sold Short	0.10%
Broker Fees and Charges on Short Sales	0.05%
Remainder of Other Expenses	0.04%
Total Other Expenses	0.19%
Total Annual Portfolio Operating Expenses	1.00%

1. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 102	$ 318	$ 552	$ 1,225
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. The Portfolio may invest in debt securities that are rated investment grade and below investment grade by an independent rating agency. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or “junk bonds.” If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Portfolio may invest without limitation in securities of foreign issuers, including emerging markets. The currency exposure of non-U.S. investments may or may not be hedged. The Portfolio may invest up to 15% of its net assets in equity securities.

MainStay VP MacKay Unconstrained Bond Portfolio

The Portfolio intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Portfolio will not be constrained by portfolio management relative to an index. Because an unconstrained bond portfolio does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Portfolio’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Portfolio will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Portfolio may invest up to 25% of its total assets in swaps.

The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio's short positions, either direct short positions or through credit default swaps or total return swaps, may total up to 20% of the Portfolio’s net assets. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Portfolio’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Portfolio's investments among the various bond market sectors based on current and projected economic and market conditions. The Portfolio may invest across bond market sectors, geographies and credit qualities.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may

MainStay VP MacKay Unconstrained Bond Portfolio

be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income, and therefore the Portfolio may be required to make distributions to shareholders before the Portfolio receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Portfolio’s net asset value.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared

MainStay VP MacKay Unconstrained Bond Portfolio

swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Portfolio may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests. The Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's

MainStay VP MacKay Unconstrained Bond Portfolio

investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

When-Issued Securities Risk: The Portfolio may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as an additional benchmark. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as its primary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as its secondary benchmark. The ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

Past performance is not necessarily an indication of how the Portfolio will perform in the future. Effective May 1, 2013, the Portfolio changed its investment objective and principal investment strategies. The performance in the bar chart and table prior to that date reflects the Portfolio's prior investment objective and principal investment strategies.

MainStay VP MacKay Unconstrained Bond Portfolio

Annual Returns, Service Class Shares
(by calendar year 2012-2018)

Best Quarter
1Q/12	5.00%
Worst Quarter
3Q/15	-3.11%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Service Class	4/29/2011	-1.46%	1.80%	3.17%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	2.69%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (reflects no deductions for fees, expenses, or taxes)		2.08%	0.86%	0.69%
Morningstar Nontraditional Bond Category Average (reflects no deductions for fees and taxes)		-1.12%	1.67%	1.66%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Joseph Cantwell, Managing Director	Since 2018
	Shu-Yang Tan, Managing Director	Since 2018
	Matt Jacob, Managing Director	Since 2018
	Stephen R. Cianci, Senior Managing Director	Since 2018
	Neil Moriarty, III, Senior Managing Director	Since 2018
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

MainStay VP MacKay Unconstrained Bond Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP PIMCO Real Return Portfolio

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses
Interest Expenses [1]	0.81%
Remainder of Other Expenses	0.12%
Total Other Expenses	0.93%
Total Annual Portfolio Operating Expenses	1.68%
Waiver / Reimbursement[2]	(0.09)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	1.59%

1. “Interest Expenses” are based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as dollar roll transactions. Under amended accounting guidance, certain dollar roll transactions are treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. This accounting treatment does not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from your investment in the Portfolio. The amount of “Interest Expenses” (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

2. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.78% of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 162	$ 521	$ 904	$ 1,980
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 157% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation indexed bonds may be invested in other types of fixed-income instruments. "Fixed-income instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non- U.S. public- or private-sector entities. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses

MainStay VP PIMCO Real Return Portfolio

the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. As used in the investment objective, "real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and "real capital" equals capital less the estimated cost of inflation measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because the market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% to 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Bloomberg Barclays U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective duration of the Bloomberg Barclays U.S. TIPS Index, as calculated by Pacific Investment Management Company LLC, the Portfolio's Subadvisor, which as of February 28, 2019 was 7.44 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc., or equivalently rated, at the time of purchase, by Standard & Poor's Ratings Services or Fitch Inc., or, if unrated, determined by the Subadvisor to be of comparable quality (except that within such 10% limitation, the Portfolio may invest in mortgage-backed securities rated below B). The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's Prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may also invest up to 10% of its total assets in preferred shares.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that

MainStay VP PIMCO Real Return Portfolio

interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive

MainStay VP PIMCO Real Return Portfolio

and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Sovereign Debt Risk: The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

MainStay VP PIMCO Real Return Portfolio

Money Market/Short-Term Securities Risk: To the extent the Portfolio holds cash or invests in money market or short-term securities, the Portfolio may be less likely to achieve its investment objective. In addition, it is possible that the Portfolio's investments in these instruments could lose money.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Bloomberg Barclays U.S. TIPS Index as its primary benchmark. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity and are rated investment grade.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2013-2018)

Best Quarter
2Q/14	4.13%
Worst Quarter
2Q/13	-8.29%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	Since
				Inception
Service Class	2/17/2012	-2.80%	0.96%	0.07%
Bloomberg Barclays U.S. TIPS Index (reflects no deductions for fees, expenses, or taxes)		-1.26%	1.69%	0.69%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. Pacific Investment Management Company LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
Pacific Investment Management Company LLC	Mihir Worah, Managing Director	Since 2012
	Stephen A. Rodosky, Managing Director	Since January 2019
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

MainStay VP PIMCO Real Return Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP U.S. Government Money Market Portfolio

Investment Objective

The Portfolio seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%

1. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million to $1 billion; and 0.30% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 45	$ 141	$ 246	$ 555
Principal Investment Strategies

The Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Government securities, as defined in or interpreted under the 1940 Act, include securities issued or guaranteed by the United States or certain “government agencies or instrumentalities.” In addition, the Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in “government securities” and/or repurchase agreements that are collateralized by government securities.

The Portfolio invests in short-term, high-quality, U.S. dollar-denominated government securities. The Portfolio may invest in variable rate notes, floaters, mortgage-related securities and other instruments that qualify as government securities. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to the imposition of liquidity fees and/or gates on redemptions. The Board has reserved its ability to change this determination with respect to the imposition of liquidity fees and/or gates on redemptions, but such change would become effective only after shareholders were provided with specific advance notice of the change.

The Portfolio will generally invest in government securities that mature in 397 days or less, substantially all of which will be held to maturity. However, the Portfolio may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable regulatory guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Portfolio's Subadvisor, seeks to achieve the highest yield while also seeking to minimize risk, maintain liquidity and preserve principal. The Subadvisor works to add value by emphasizing specific securities that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio or to meet redemptions.

MainStay VP U.S. Government Money Market Portfolio

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market or other investments.

Stable Net Asset Value Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of an issuer once believed to be an issuer of high-quality, short-term securities. The Portfolio is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Money Market Risk: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio's yield will fluctuate with changes in short-term interest rates.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Mortgage-Backed Securities Risk: Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to lengthen, increasing the potential for the Portfolio to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

MainStay VP U.S. Government Money Market Portfolio

Tax Diversification Risk: The Portfolio intends to operate as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Additionally, the Portfolio intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended. To satisfy these diversification requirements, the value of the assets of the Portfolio invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

Operating as a government money market fund may make it difficult for the Portfolio to meet these diversification requirements. A failure to satisfy the diversification requirements could have significant adverse tax consequences for variable annuity and variable life insurance contract owners who have allocated a portion of their contract values to the Portfolio.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio.

Yield Risk: There can be no guarantee that the Portfolio will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a money market fund average. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a “government money market fund.” Consequently the performance information below may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a “government money market fund.”

For certain periods, the Manager voluntarily has waived or reimbursed the Portfolio’s expenses to the extent it deemed appropriate to enhance the Portfolio's yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or reimbursements, the Portfolio’s returns would have been lower. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

For current yield information, call toll-free: 800-598-2019.

Annual Returns, Initial Class Shares

(by calendar year 2009-2018)

Best Quarter
4Q/18	0.45%
Worst Quarter
4Q/10	0.00%

MainStay VP U.S. Government Money Market Portfolio

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/29/1993	1.38%	0.37%	0.19%
7-day current yield
Initial Class: 1.93%
Average Lipper Variable Products Money Market Portfolio
(reflects no deductions for fees and taxes)		1.31%	0.35%	0.21%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. NYL Investors LLC serves as the Subadvisor.

How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Conservative Allocation Portfolio

Investment Objective

The Portfolio seeks current income and, secondarily, long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.03%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.65%
Total Annual Portfolio Operating Expenses	0.93%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 95	$ 296	$ 515	$ 1,143
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Fixed-Income Portfolios/Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Equity Portfolios/Funds. The Portfolio may invest approximately 10% (within a range of 0% to 20%) of its assets in international equity funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

MainStay VP Conservative Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Conservative Allocation Portfolio*	30%	10%	40%	60%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

MainStay VP Conservative Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Porfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Porfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

MainStay VP Conservative Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

MainStay VP Conservative Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

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broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	10.08%
Worst Quarter
3Q/11	-7.00%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	2/13/2006	-6.68%	2.28%	6.90%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Conservative Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-2.49%	4.25%	6.97%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

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Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.76%
Total Annual Portfolio Operating Expenses	1.03%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 105	$ 328	$ 569	$ 1,259
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity Portfolios/Funds, and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 15% (within a range of 5% to 25%) of its assets in international equity funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

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New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Moderate Allocation Portfolio*	45%	15%	60%	40%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

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Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

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at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

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instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

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broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	12.06%
Worst Quarter
3Q/11	-10.83%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	2/13/2006	-8.63%	2.64%	7.91%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Moderate Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-3.84%	5.05%	8.57%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

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Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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Investment Objective

The Portfolio seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.85%
Total Annual Portfolio Operating Expenses	1.12%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 114	$ 356	$ 617	$ 1,363
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70% to 90%) of its assets in Underlying Equity Portfolios/Funds and approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed-Income Portfolios/Funds. The Portfolio may invest approximately 20% (within a range of 10% to 30%) of its assets in international equity portfolios/funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

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New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Moderate Growth Allocation Portfolio*	60%	20%	80%	20%

* Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

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Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

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at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

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instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of three broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a

MainStay VP Moderate Growth Allocation Portfolio

broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
2Q/09	14.45%
Worst Quarter
3Q/11	-14.90%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	2/13/2006	-10.95%	2.81%	9.04%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)		0.01%	2.52%	3.48%
Moderate Growth Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-5.27%	5.80%	10.11%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

MainStay VP Moderate Growth Allocation Portfolio

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

MainStay VP Growth Allocation Portfolio

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Service
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)	None
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.02%
Acquired (Underlying) Portfolio/Fund Fees and Expenses	0.88%
Total Annual Portfolio Operating Expenses	1.15%
Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class	$ 117	$ 365	$ 633	$ 1,398
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management LLC (“New York Life Investments”) or its affiliates (the "Underlying Portfolios/Funds"). The Underlying Portfolios/Funds are described and offered for direct investment in separate prospectuses. The Portfolio is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Portfolios/Funds.

The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Portfolio may invest approximately 25% (within a range of 15% to 35%) of its assets in international equity funds. The Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds. New York Life Investments may change the asset class allocations, the Underlying Portfolios/Funds in which the Portfolio invests, or the target weighting without prior approval from shareholders. With respect to investments in Underlying Portfolios/Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investments will generally allocate such investments equally between U.S. equity funds and international equity funds.

New York Life Investments will determine each Underlying Portfolio/Fund’s asset class, and for Underlying Portfolios/Funds that may potentially fall into multiple asset classes, New York Life Investments will classify them based on certain factors, including, but not limited to, the Underlying Portfolio/Fund's investment strategy and portfolio characteristics. The Underlying Portfolios/Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

MainStay VP Growth Allocation Portfolio

New York Life Investments uses a two-step asset allocation process to create the Portfolio's investments. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Portfolio's investable portfolio (meaning the Portfolio's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Portfolio's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
MainStay VP Growth Allocation Portfolio*	75%	25%	100%	0%

*Percentages represent target allocations, actual allocation percentages may vary up to +/-10% under normal conditions.

The second step in the Portfolio's construction process involves the actual selection of Underlying Portfolios/Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Portfolios/Funds for the Portfolio's investments. The Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every Underlying Portfolio/Fund at one time. Selection of individual Underlying Portfolios/Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Portfolio may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Portfolio also may invest in Underlying Portfolios/Funds that are money market funds.

New York Life Investments monitors the Portfolio's investments daily to ensure that the Portfolio's actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Portfolio's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. In response to adverse market or other conditions, the Portfolio may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Portfolio may from time to time invest more than 25% of its assets in one Underlying Portfolio/Fund.

Principal Risks of the Portfolio

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investments may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders, which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Portfolio's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Portfolios/Funds selected by New York Life Investments may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters. Moreover, because the Portfolio has set limitations on the amount of assets that normally may be allocated to each asset class, the Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Portfolio may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Focused Portfolio Risk: To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Portfolio. Similarly, the extent to which an Underlying Portfolio/Fund invests a significant portion of its assets in a single industry or economic sector will impact the Portfolio’s sensitivity to adverse developments affecting such industry or sector.

Conflicts of Interest: Potential conflicts of interest situations could arise. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the Portfolio’s portfolio managers may also serve as portfolio managers to one or more Underlying Portfolios/Funds and may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Portfolios/Funds. Moreover, a situation could occur where the best interests of the Portfolio could be adverse to the best interests of an Underlying Portfolio/Fund or vice versa. New York Life Investments will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts in light of the fiduciary duty New York Life Investments has to the Portfolio, which requires it to act in the best interests of the Portfolio when selecting Underlying Portfolios/Funds.

MainStay VP Growth Allocation Portfolio

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investments in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio and the Underlying Portfolios/Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investments may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which New York Life Investments takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Principal Risks of the Underlying Portfolios/Funds

The principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, may include the risks summarized below. For purposes of the risks summarized below, the terms “Portfolio” and “Portfolios” may also refer to “Underlying Portfolio/Fund” or “Underlying Portfolios/Funds” as the context requires.

Market Risk: The value of a Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Portfolio's manager or subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Portfolio's manager or subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose a Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to a Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Portfolio. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Portfolio.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Portfolio’s income if the proceeds are reinvested

MainStay VP Growth Allocation Portfolio

at lower interest rates; and (vi) extension risk, (e.g., if interest rates rise, repayments of debt securities may occur more slowly than anticipated by the market, which may drive the prices of these securities down because their interest rates are lower than the current interest rate and the securities remain outstanding longer).

Interest rates in the United States are near recent historic lows, and Fixed-Income Portfolios may currently face a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Portfolio to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Portfolio’s fixed-income or debt holdings. Generally, when market interest rates fall, prices of fixed-rate debt rise. However, such an increase in price may be mitigated by other market factors, including distortions in asset correlation. In addition, when market interest rates fall, certain fixed-rate debt may be adversely affected (e.g., instruments with a negative duration or instruments subject to prepayment risk).

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of a Portfolio's investments in foreign securities. Foreign securities may also subject a Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: Securities purchased by a Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, the Portfolio could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares the Portfolio receives upon purchase.

The Portfolio is subject to the risk that it could not meet redemption requests without significant dilution of remaining investors' interests in the Portfolio. To meet redemption requests or to raise cash to pursue other investment opportunities, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, a Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these

MainStay VP Growth Allocation Portfolio

instruments may depend on the ability of the Portfolio's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage which creates special risks.

A Portfolio may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale.

Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances a Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to or held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Portfolio to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

Value Stock Risk: Value stocks may never reach what a Portfolio's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Portfolios that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices, as well as a composite index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its primary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Portfolio has selected the MSCI EAFE® Index as its secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The Portfolio has selected the

MainStay VP Growth Allocation Portfolio

Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Service Class Shares
(by calendar year 2009-2018)

Best Quarter
3Q/09	16.07%
Worst Quarter
3Q/11	-17.59%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	5 Years	10 Years

Service Class	2/13/2006	-12.99%	2.93%	9.47%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	8.49%	13.12%
MSCI EAFE® Index (reflects no deductions for fees, expenses, or taxes)		-13.79%	0.53%	6.32%
Growth Allocation Composite Index (reflects no deductions for fees, expenses, or taxes)		-6.75%	6.50%	11.57%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Manager	Portfolio Managers	Portfolio Service Date
New York Life Investment Management LLC	Jae S. Yoon, Senior Managing Director	Since 2011
	Jonathan Swaney, Managing Director	Since 2008
	Poul Kristensen, Managing Director	Since 2013
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC”).

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account that invests in the Portfolio.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC through which you purchased your variable annuity policy or variable life insurance policy, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of variable annuity policies or variable life insurance policies, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity policy and variable life insurance policy owners.

MainStay VP Growth Allocation Portfolio

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.

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Information about each Portfolio's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Portfolio at the beginning of this Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to one or more of the Portfolios, including the Underlying Portfolios/Funds in which the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (each, an "Asset Allocation Portfolio", together, the "Asset Allocation Portfolios"), may invest, and the ETPs in which the MainStay VP IQ Hedge Multi-Strategy Portfolio may invest. Some of the Portfolios and Underlying Portfolios/Funds or ETPs may use the investments/strategies discussed below more than other Portfolios and Underlying Portfolios/Funds or ETPs. The strategies and risks below generally apply to (i) the Portfolios, (ii) the Underlying Portfolios/Funds, and (iii) the ETPs in which the MainStay VP IQ Hedge Multi-Strategy Portfolio may invest, as applicable. Therefore, references to a "Portfolio" also include the Underlying Portfolios/Funds and ETPs unless the context requires otherwise. The Portfolios may be subject to risks to different degrees. Not all investments/strategies of the Portfolios may be described in this Prospectus. The fact that a particular risk is not identified as a principal risk for a Portfolio does not mean that the Portfolio is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

Certain Portfolios have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as described in that Portfolio’s Principal Investment Strategies section and set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time a Portfolio invests its assets. If, subsequent to an investment by a Portfolio, this requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this requirement. To the extent a Portfolio invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. The MainStay Group of Funds has adopted a policy to provide a MainStay Portfolio's shareholders with at least 60 days' prior notice of any changes in that Portfolio’s non-fundamental policy with respect to investments of a type suggested by its name. The 80% policies for the MainStay VP MacKay Growth Portfolio, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP PIMCO Real Return Portfolio and the MainStay VP IQ Hedge Multi-Strategy Portfolio were not adopted pursuant to Rule 35d-1 under the 1940 Act and are not subject to the 60 days’ prior notice policy. However, shareholders of the MainStay VP Cushing Renaissance Advantage Portfolio will be provided at least 60 days' prior notice with respect to a change to the Portfolio's 80% policy. For additional information, please see the SAI.

The MainStay VP U.S. Government Money Market Portfolio has a policy to invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. Government securities, as defined under the 1940 Act and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. As a “government money market fund,” the Portfolio is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. In addition, as a “government money market fund,” the Board has determined that the Portfolio is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved the ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of the change.

When the discussion states that a Portfolio “primarily” in a certain type or style of investment, this means that under normal circumstances it will invest at least 65% of its assets, as described above, in that type or style of investment.

Each Portfolio may invest its net assets in other investment companies, including ETFs that invest in similar securities, and count such holdings towards various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act). In appropriate circumstances, synthetic investments may also count toward various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act).

Unless otherwise stated, each Portfolio “looks through” its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or policies. See “Exchange-Traded Funds” below. With respect to the MainStay VP U.S. Government Money Market Portfolio’s policy to invest 99.5% or more of the Portfolio’s total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully,” the Portfolio may, as appropriate, deem investments in other “government money market funds” pursuant to Rule 2a-7 under the 1940 Act as within its 99.5% policy for compliance purposes.

Each Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

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Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the SAI. The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Cash Flow Risk

The amount of cash that the MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio have available to distribute to shareholders will depend on the ability of the Energy Companies, Renaissance Companies or ETPs in which each Portfolio have an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio will likely have no influence over the actions of the Renaissance Companies or ETPs in which they invest with respect to the payment of distributions or dividends. The amount of cash that any individual company or ETP can distribute to its investors, including the MainStay VP Cushing Renaissance Advantage Portfolio or MainStay VP IQ Hedge Multi-Strategy Portfolio, will depend on the amount of cash the company and the ETP's investment performance generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and the particular business lines of the issuer. Available cash will depend on the company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Certain Portfolios may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Portfolios to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Portfolios economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Concentration Risk

Because certain Portfolios focus their investments in a specific industry or group of industries, the Portfolios may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Such Portfolios may be susceptible to financial, economic, political, or market events, as well as government regulation, impacting the industries in which they invest. The Portfolios are subject to the risk that: (1) their performance will be closely tied to the performance of those particular industries; (2) their performance will be adversely impacted when such industries experience a downturn; and (3) they will perform poorly during a slump in demand for securities of companies in such industries. Securities of issuers in certain industries are at times volatile, and there may be sharp fluctuations in prices, even during periods of rising prices. To the extent that a Subadvisor’s expectations regarding developments in industries in which a Portfolio invests are not realized, the Portfolio may underperform securities markets generally and more broadly diversified funds.

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to

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exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Correlation Risk

There is no assurance that the investment performance of the MainStay VP Indexed Bond Portfolio or MainStay VP MacKay S&P 500 Index Portfolio will equal or exceed that of the Bloomberg Barclays U.S. Aggregate Bond Index or S&P 500® Index, respectively. If the value of each Portfolio’s applicable Index declines, the net asset value ("NAV") of shares of each Portfolio is also likely to decline. Each Portfolio's ability to track its applicable Index may be affected by, among other things, transaction costs; changes in either the composition of the Index or the number of bonds or common stock outstanding for the components of the Index; and timing and amount of purchases and redemptions of the Portfolio's shares.

The investment results of the MainStay VP IQ Hedge Multi-Strategy Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In particular, the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results may not equal or exceed those of the Underlying Index because the MainStay VP IQ Hedge Multi-Strategy Portfolio bears certain costs and risks associated with buying and selling securities (when rebalancing the MainStay VP IQ Hedge Multi-Strategy Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons) while the same costs and risks may not be factored into the investment results of the Underlying Index. Tracking error also may result because the MainStay VP IQ Hedge Multi-Strategy Portfolio incurs certain other fees and expenses not reflected in the Underlying Index. Market disruptions and regulatory restrictions could have an adverse effect on the MainStay VP IQ Hedge Multi-Strategy Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may use a “representative sampling” approach, which may cause the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the MainStay VP IQ Hedge Multi-Strategy Portfolio purchased all of the Underlying Index Components in the proportions represented in the Underlying Index.

The IndexIQ LLC (the “Index Provider”) relies on third party data it believes to be reliable in constructing the Underlying Index, but there can be no assurance as to the accuracy or availability of such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Underlying Index. Errors with respect to the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the MainStay VP IQ Hedge Multi-Strategy Portfolio and its shareholders. Imperfect correlation between the MainStay VP IQ Hedge Multi-Strategy Portfolio’s portfolio securities and the Underlying Index Components, rounding of prices, changes to the Underlying Index and regulatory requirements may also cause or contribute to the divergence of the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results from those of the Underlying Index (i.e., the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns may not equal or exceed those of the Underlying Index). This risk may be heightened during times of unfavorable market conditions.

In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may be unable to invest in certain Underlying Index Components, or invest in them in the exact proportions in which they are represented in the Underlying Index, as a result of legal restrictions or limitations, a lack of liquidity on stock exchanges in which such securities trade, or other reasons. Moreover, the MainStay VP IQ Hedge Multi-Strategy Portfolio may be delayed in purchasing or selling Underlying Index Components. To the extent the MainStay VP IQ Hedge Multi-Strategy Portfolio calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the MainStay VP IQ Hedge Multi-Strategy Portfolio’s ability to track the Underlying Index may be adversely affected. In light of the factors discussed above, the MainStay VP IQ Hedge Multi-Strategy Portfolio’s returns may be lower than the returns of the Underlying Index.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the

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value of a Portfolio's investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security.

• Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Portfolio that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Portfolio's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, a Portfolio's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the United States and many parts of the world, including certain European countries, continue to be near recent historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect a Portfolio's performance. The Board of Governors of the Federal Reserve System (“Federal Reserve Board”) has previously taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate near the recent historically low levels. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve Board may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Portfolio's investments.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation held by a Portfolio later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and a Portfolio may also suffer from the inability to reinvest in higher yielding securities. When interest rates decline, securities with stated interest rates may have the principal prepaid earlier than expected, requiring a Portfolio to invest the proceeds at generally lower interest rates.

Debt securities rated below investment grade by an independent ratings agency, such as Standard & Poor’s Ratings Services (“S&P”) or Moody's Investors Service, Inc. ("Moody's") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, the Portfolio’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Portfolio manage duration and risk, and attempts to create a more consistent return.

Inflation-protected securities may react differently from other fixed-income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. If interest rates rise due to reasons other than inflation, an investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Depositary Receipts

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of

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non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor of the Portfolio is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, a Portfolio could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Portfolio may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of a Portfolio or result in the deferral of losses that would otherwise be recognized by a Portfolio in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission ("SEC"), each Portfolio must maintain reserves of liquid assets or otherwise "cover" obligations with respect to certain kinds of derivative instruments in accordance with applicable SEC guidance or staff interpretations.

Future regulatory developments may impact a Portfolio's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Portfolio itself is regulated. These or other legislative or regulatory changes may negatively impact a Portfolio and/or result in a change in its investment strategy.

Direct Investments

Direct investments are investments made directly with an enterprise through a shareholder or similar agreement, not through publicly traded shares or interests. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, direct investments may take longer to liquidate than would be the case for publicly traded securities. Although direct investments may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Portfolio has invested, a Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Portfolio's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Dividend-Paying Stocks

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Portfolio’s investment criteria may not be

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widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Portfolio to produce current income while remaining fully diversified. The distributions received by a Portfolio may not qualify as income for Portfolio investors.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect a Portfolio's investments in these countries or regions. National policies that may limit a Portfolio's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Portfolio's exposure to the risks associated with investing in emerging market countries are magnified if the Portfolio invests in frontier market countries.

Energy Companies Risk and Industry Specific Risk

MLPs and companies in the energy sector are also subject to risks that are specific to the particular industry in which they operate.

Pipeline – Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for

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their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and Processing – Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production – Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil – In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs, Energy Companies, and the oil industry in general.

Propane – Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane, which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal – Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine Shipping – Marine shipping companies are subject to the supply of, demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

Cash Flow Risk – MainStay VP Cushing Renaissance Advantage Portfolio will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Related Sectors Risks – In addition to investing in companies in the energy sector, the MainStay VP Cushing Renaissance Advantage Portfolio will invest in energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from lower energy and feedstock costs. Many of the risks applicable to companies in the energy sector discussed herein also apply, directly or indirectly, to such companies.

Energy Concentration Risk

The MainStay VP Cushing Renaissance Advantage Portfolio may be subject to more risks than if it were more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which it invests may adversely affect the Portfolio, and the performance of such sectors may lag behind the broader market as a whole. Issuers

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outside the energy sector in which the Portfolio will invest typically consist of industrial and manufacturing and transportation and logistics companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs. As a result, these companies may also be more sensitive to certain risks associated with the energy sector. The Subadvisor seeks to invest the Portfolio’s assets in a portfolio of investments designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. To the extent that the Subadvisor’s expectations regarding developments in the U.S. energy sector, domestic energy production and the realization of lower energy and feedstock costs and the impact of such developments on companies in which the Portfolio invests and the economy generally are not realized, the Portfolio may underperform securities markets generally and more broadly diversified funds.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Portfolio buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts ("REITs").

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Event-Driven Arbitrage

A Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that the Manager or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”)

To the extent a Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on the Portfolio's investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Portfolio will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Portfolio. The Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Portfolio may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

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The MainStay VP IndexIQ Hedge Multi-Strategy Portfolio may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended ("1940 Act"), subject to certain conditions. (Ordinarily, the 1940 Act limits a fund's investments in a single ETF to 5% of the fund's total assets and in all ETFs to 10% of the fund's total assets and 3% of the total shares outstanding of an ETF.) In reliance on such exemptive orders, the Portfolio may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Financial Sector Risk

To the extent a Portfolio invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, and adverse conditions in other related markets.

Floaters and Variable Rate Demand Obligations Risks

Floaters and variable rate demand instruments are generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Portfolio. Depending on the interest rate environment, a Portfolio may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Portfolio from receiving the higher interest rate payments in a timely manner. Additionally, a Portfolio will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Portfolio chooses not to hold the security to maturity and instead exercises the demand feature. A Portfolio is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Portfolio is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the floater or variable rate demand instrument.

Floating Rate Loans

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment and extension risk, credit risk, interest rate risk and risks associated with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain legal and contractual restrictions on resale or assignment. The limited nature of the market may impair a Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, if the market demand for loans increases, the availability of loans for purchase and the interest rate paid by borrowers on such loans may decrease, which may adversely impact a Portfolio. In current market conditions, many loans are not subject to covenants or other terms that are protective to purchasers, and, as a result, certain terms may be more favorable to borrowers than purchasers.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Portfolio may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or if unrated, determined by the Portfolio’s Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Investments in floating rate loans may be particularly subject to risks associated with an economic downturn or a significant increase in interest rates. Generally, riskier investments are in lower rated categories.

Although the floating rate loans in which a Portfolio invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Portfolio’s rights to exercise remedies against collateral or may impose procedures that delay a Portfolio’s receipt of proceeds of collateral. As a result, a Portfolio may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Portfolio’s interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to a Portfolio, including limiting or delaying the remedies or collateral available to a Portfolio. In addition, if

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a Portfolio holds certain floating rate loans, a Portfolio may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of a Portfolio’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Portfolio will typically purchase loans via assignment, which makes a Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower, potentially for a substantial period of time, when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, a Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Focused Portfolio Risk

If a Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund. A Portfolio’s performance may, therefore, be significantly adversely affected by the performance of such Underlying Portfolio/Fund. An Underlying Portfolio/Fund may concentrate or focus in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class. Thus, the Underlying Portfolio/Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class. Such occurrences or developments may have a significant impact on a Portfolio's investment performance causing such performance to be more volatile than the investment performance of a Portfolio invested more broadly. For example, if an Underlying Portfolio/Fund is concentrated or focused in a particular country, a Portfolio focused in such Underlying Portfolio/Fund would be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Underlying Portfolio/Fund invests.

To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the MainStay VP IQ Hedge Multi-Strategy Portfolio will concentrate its investments to approximately the same extent as the Underlying Index.

Foreign Securities and Currencies

Generally, foreign securities are issued by companies organized outside the United States or are traded primarily in markets outside the United States, but foreign debt securities may be traded on bond markets or over-the-counter markets in the United States. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, a Portfolio may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Many of the foreign securities in which the Portfolios invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect a Portfolio's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of a Portfolio may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Portfolio's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain

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cases a Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

A Portfolio may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolios also may enter into futures contracts traded on foreign futures exchanges.

A Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract. If no liquid market exists, a Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Portfolio's securities being hedged, even if the hedging vehicle closely correlates with the Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Portfolio's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed. For example, a Portfolio's investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Additionally, a Portfolio's investments in the United Kingdom subject the Portfolio to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries. In addition, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.

Growth Stocks

Certain Portfolios may invest in equity securities of companies that their Subadvisors believe will experience relatively rapid earnings growth. Such "growth stocks" typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Hard Assets

The MainStay VP Mellon Natural Resources Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio may be susceptible to financial, economic, political or market events, as well as governmental regulation, impacting the hard assets industries. Specifically, the energy industries can be affected by changes in the prices of supplies and of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals industries can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Securities of issuers in the precious metals and other hard assets industries are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production

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and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

High Yield Municipal Bond Risk

Certain Portfolios may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Portfolio to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Portfolio was investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Portfolio to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Portfolio's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Portfolio to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Portfolio’s valuation policies.

High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Portfolio may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Portfolio may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

Hybrid Instruments

A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Illiquid and Restricted Securities

Certain Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Portfolio may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to

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securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Portfolio's portfolio become illiquid, the Portfolio may exceed its limit on illiquid investments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument where the Portfolio would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities.

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. A principal risk of investing in restricted securities is that they may be difficult to sell.

Index Strategy

Certain Portfolios may employ an index strategy. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Portfolio’s portfolio. The Portfolio’s performance may vary from the index’s performance due to factors such as transaction costs, imperfect correlation between the Portfolio’s holdings and those of the index, and changes in the composition of the index. Also, the Portfolio's fees and expenses will reduce the Portfolio's returns, unlike those of the index. An investment cannot be made directly in an index.

In the case of the MainStay VP IQ Hedge Multi-Strategy Portfolio, the Underlying Index may not be successful in replicating the performance of its target strategies. In constructing the underlying strategies of the Underlying Index, the Index Provider may not be successful in replicating the target returns. There is a risk that hedge fund return data provided by third-party hedge fund data providers may be inaccurate or may not reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases, among other factors. In addition, there is no assurance that the MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results will equal or exceed those of the Underlying Index or of the MainStay VP IQ Hedge Multi-Strategy Portfolio’s broad-based securities market index. The MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment results (and those of the Underlying Index) may generally be expected to be different from the MainStay VP IQ Hedge Multi-Strategy Portfolio’s broad-based securities market index over various time periods and investment cycles. It is not possible to invest directly in an index.

The MainStay VP IQ Hedge Multi-Strategy Portfolio’s performance may be adversely affected by the Index Provider’s processes and methodology in constructing the Underlying Index, including as a result of inherent design risks, such as the Index Provider’s rules-based methodology, the underlying asset class weightings and the allocation between and among the various hedge fund investment styles reflected in the Underlying Index. Thus, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including accurately achieving exposure to the overall hedge fund universe.

Investments in Other Investment Companies

A Portfolio may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Portfolio may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Portfolio might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Portfolio may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Portfolio’s objective and investment program. A Portfolio generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Portfolio.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect a Portfolio’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

The MainStay VP IQ Hedge Multi-Strategy Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests. An investment in the MainStay VP IQ Hedge Multi-Strategy Portfolio is subject to the risks associated with the ETPs that comprise the Underlying Index. The MainStay VP IQ Hedge Multi-Strategy Portfolio’s shareholders will indirectly pay a proportional share of the fees, if any, of the ETPs in which it invests. There is a risk that the Index Provider’s and the Subadvisor’s evaluations and assumptions regarding the broad asset classes represented in the Underlying Index may be incorrect based

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on actual market conditions. In addition, at times certain of the segments of the market represented by the ETPs may be out of favor and underperform other segments.

Large Transaction Risk

To minimize disruptions to the operations of a Portfolio, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. When New York Life Investments determines to initiate a transaction with an Underlying Portfolio/Fund, New York Life Investments generally coordinates directly with the portfolio managers of the Underlying Portfolio/Fund to ensure that the transactions are accommodated efficiently and in a cost effective manner, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect New York Life Investments' ability to fully implement the Portfolio's investment strategies.

Leverage

To the extent a Portfolio employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Certain Portfolios are subject to liquidity and valuation risk. Liquidity risk is the risk that a Portfolio could not meet redemption requests without significant dilution of remaining investors’ interests in a Portfolio. Liquidity risk exists when particular investments are difficult to sell, possibly preventing a Portfolio from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, a Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Portfolio's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

Valuation risk refers to the potential that the sales price a Portfolio could receive for any particular investment may differ from the Portfolio’s valuation of the investment. Valuation of a Portfolio’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Portfolio’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Portfolio’s NAV. A Portfolio (or the Manager or Subadvisor) may rely on various sources of information to value investments and calculate NAVs. A Portfolio may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Determining the Portfolio's Shares Prices ("NAV") and the Valuation of Securities," "Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans," and "Portfolio Holdings Information."

In October 2016, the SEC adopted a rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Portfolios. The rule may negatively impact a Portfolio. New York Life Investments continues to evaluate the potential impact of this regulation on the Portfolios. The initial compliance date for certain requirements of the rule was December 1, 2018, and the compliance date for the remaining requirements of the rule is June 1, 2019.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its

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rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

A Portfolio may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Portfolio had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Long/Short Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio seeks long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the MainStay VP IQ Hedge Multi-Strategy Portfolio’s long or short positions will produce high, or even positive, returns and the MainStay VP IQ Hedge Multi-Strategy Portfolio could lose money if either or both the MainStay VP IQ Hedge Multi-Strategy Portfolio’s long and short positions produce negative returns. In addition, the MainStay VP IQ Hedge Multi-Strategy Portfolio may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Market Capitalization Risk

To the extent a Portfolio invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Portfolio’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Portfolio to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Portfolio’s investments may fluctuate and/or decline because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Portfolio invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the NAV of a Portfolio’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Portfolio potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as

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increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which the Portfolio seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Portfolio may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

MLPs and Companies in the Energy Sector

Many issuers in the energy sector are organized as master limited partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly listed and traded on a U.S. securities exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to entity-level U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and a separate tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues, cash flows, and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate. MLPs and companies in the energy sector are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk – MLPs and companies in the energy sector may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and companies in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk – The operating results of MLPs and companies in the energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of the issuers in which the Portfolios will invest.

Supply Risk – A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of certain MLPs and companies in the energy sector and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental

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regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk – A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of certain MLPs and companies in the energy sector. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase; or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions – MLPs and companies in the energy sector employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by a Portfolio from companies that grow through acquisitions.

Competition Risk – The energy sector is highly competitive. Companies in which a Portfolio may invest face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the companies in which a Portfolio invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the investment results of a Portfolio.

Natural Disaster Risk – Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and companies in the energy sector located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Interest Rate Risk – The prices of debt securities of the companies a Portfolio may hold in its portfolio and the prices of the equity securities held in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain companies as a result of the increased availability of alternative investments with yields comparable to those of companies. Rising interest rates could adversely impact the financial performance of companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Legislation and Regulatory Risk – The profitability of MLPs and companies in the energy sector could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices the companies may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs, limit certain operations and may adversely affect the financial performance of MLPs and companies in the energy sector. The nature of such regulations cannot be predicted at this time. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly requirements. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect companies in which a Portfolio may invest and/or the energy sector generally.

Bankruptcy proceedings could be adverse to a Portfolio’s investment in a company in the natural resources or energy sector. For example, a Portfolio may invest in a company that seeks restructuring through bankruptcy proceedings (or invest in a company that has business relationships with another company that seeks restructuring through bankruptcy proceedings). In bankruptcy proceedings, there can be considerable delay in reaching accord on a restructuring plan and such delays (and other factors) could result in costs or losses to a Portfolio. In addition, the outcome of bankruptcy proceedings may be disadvantageous to a Portfolio’s investment. Investments in certain companies in the natural resources or energy sector may be particularly susceptible to risks associated with bankruptcy or other court action during downturns in the natural resources or energy markets.

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Environmental Risk – There is an inherent risk that MLPs and companies in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

• the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions,

• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water,

• the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

• the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Portfolios may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Portfolios may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of a Portfolio’s investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs companies in the energy sector and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk – Certain MLPs and companies in the energy sector are dependent on their parents or sponsors for a majority of their revenues. Any failure by a parent or sponsor to satisfy its payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Technology Risk – Companies that are focused on developing new technologies are strongly influenced by technological changes. Technology development efforts by companies in the natural resources and energy sectors may not result in viable methods or products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such companies may be considerably more volatile than that in more established segments of the economy.

MLPs and Other Natural Resources Sector Companies

Certain Portfolios invest in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A

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downturn in this sector of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLP Structure Risk

Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Debt securities of MLPs do not offer the advantageous tax characteristics of MLP equity securities. MLP debt securities may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect a Portfolio or the MLPs or other natural resource sector companies in which a Portfolio invests. Any such changes could negatively impact a Portfolio’s shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Portfolio’s shareholders. There have been proposals in Congress to eliminate certain tax incentives widely used by energy and energy-related companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which a Portfolio invests and/or the energy sector generally.

A Portfolio’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit a Portfolio will derive from its investment in MLPs is largely dependent on the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has is generally not subject to U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 21%). In addition, if an MLP were to be treated as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by a Portfolio from it would be subject to tax under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Portfolio, likely causing a reduction in the value of the Portfolio’s shares.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Portfolio’s ownership interest. The value of an MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict a Portfolio’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Portfolio’s returns.

Money Market/Short-Term Securities Risk

To the extent that a Portfolio invests in money market or short-term securities, the Portfolio may be subject to certain risks associated with such investments. An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. It is possible for a Portfolio to lose money by investing in money market funds. A money market fund may not achieve its investment objective. Changes in government regulations may affect the value of an investment in a money market fund.

Mortgage Dollar Roll Transactions

In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Portfolio foregoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Portfolio is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Portfolio.

Mortgage Pass-Through Securities

Investments in mortgage pass-through securities are subject to similar market risks for fixed-income securities which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are also subject to prepayment risk, which is the risk that borrowers will prepay their mortgages and cause a decline in a Portfolio’s income and share price. Additionally, mortgage pass-through securities are subject to extension risk, which is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.

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Transactions in mortgage pass-through securities often occur through the use of TBA transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a Portfolio to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

Mortgage-Related and Other Asset-Backed Securities

Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages.

Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. In the case of prepayments, a Portfolio may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Portfolio to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Portfolio invests. In addition, certain regulatory changes may increase the costs to a Portfolio of investing in asset-backed securities and a Portfolio’s investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Portfolio's assets are managed by multiple Subadvisors. A Portfolio’s performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on each Subadvisor’s skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of the Portfolios, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Portfolio’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Portfolios.

The Manager may experience conflicts of interest in its selection of Subadvisors for the Portfolios. One or more Subadvisors to the Portfolios may underperform the market generally and may underperform other subadvisors that the Manager could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

The multi-manager approach may also cause the Portfolios to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Portfolios had a single Subadvisor, which could increase the Portfolio’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Portfolio's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Portfolio, which may result in higher levels of realized capital gains or losses with respect to the Portfolio's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Portfolio’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Portfolio invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years,

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Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Portfolio's holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Portfolio’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

A Portfolio may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Portfolio's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Portfolio from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

Natural Resources Sector Risk

Investments in the natural resources and related sectors may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which foreign securities are subject also may affect domestic companies in which the Portfolio invests if they have significant operations or investments in foreign countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both domestic and foreign) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources sectors. A downturn in these sectors of the economy could have an adverse impact on a Portfolio. At times, the performance of securities of companies in these sectors of the economy may lag performance of other sectors or the broader market as a whole.

Non-Diversification Risk

A Portfolio that is "non-diversified" may invest a greater percentage of its assets in the securities of a single issuer than a Portfolio that is "diversified" (a “diversified” investment company, with respect to 75% of its total assets, is not generally permitted to invest more than 5% of such assets in the securities of a single issuer or own more than 10% of an issuer's outstanding voting securities). A non-diversified Portfolio is therefore more vulnerable to market, economic, political or regulatory events impacting issuers of individual portfolio securities than a diversified Portfolio. Some of those issuers also may present substantial credit or other risks. For example, default by the issuer of an individual security in such a Portfolio's portfolio may have a greater negative effect on the Portfolio’s returns or NAV than a similar default in a diversified portfolio. A non-diversified Portfolio’s performance may be disproportionately impacted by the performance of relatively few securities.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Passive Management Risk

The MainStay VP IQ Hedge Multi-Strategy Portfolio seeks to correspond generally to the price and yield performance of its Underlying Index. Similarly, the MainStay VP Indexed Bond Portfolio and the MainStay VP MacKay S&P 500 Index Portfolio seek to correspond to the total return performance of their respective index. These Portfolios are not “actively” managed and would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) their respective index.

Portfolio Management Risk

The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, a Portfolio may not achieve its investment objective, including during periods in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Portfolio. A Subadvisor’s judgment about whether securities acquired by the Portfolio will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software

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or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

To the extent that a Subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its ESG criteria, the Portfolio may forgo some market opportunities available to other funds. The application of ESG criteria may result in the Portfolio investing in securities or industry sectors that underperform the market as a whole or underperform other funds that do not take into account ESG criteria. In addition, securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions.

Preferred Stock

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Private Placement and Restricted Securities

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, a Portfolio may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to a Portfolio. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to a Portfolio’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Investment Trusts ("REITs")

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by the Portfolio, affect the value of its investments, and limit the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Portfolio to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Portfolio’s investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Portfolio to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, a Portfolio may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Portfolio. Legislation or regulation may change the way in which a Portfolio is regulated. Neither New York Life Investments nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its respective investment objective. A Portfolio’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, the Subadvisor or the Portfolio.

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Companies in the natural resources and natural resources related sectors are subject to greater governmental regulation than certain other industries. As a result, changes in regulatory policies, including government regulations (both domestic and foreign) or policies of intergovernmental organizations that may affect the supply of and demand for natural resources, may be more likely to adversely affect the value of securities issued by these companies.

The utilities group of industries is subject to significant government regulation and oversight, including regulatory limits on rates, profits and the ability to pay dividends to investors as well as restrictions on a company’s access to new markets, which may adversely affect the Portfolio’s investments in utilities issuers. In addition, deregulation of the utilities group of industries may subject utility companies to greater competition and may reduce their profitability. Together, these risks subject utilities issuers to uncertainty and may result in increased price volatility of securities of issuers in the utilities group of industries.

Repurchase Agreements

Certain Portfolios may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Portfolio acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Portfolio’s use of repurchase agreements is generally intended to be a means for the Portfolio to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Portfolio to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio. If the seller defaults on its obligations under the agreement, the Portfolio may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Portfolio may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Rights and Warrants

To the extent that a Portfolio invests in equity securities, the Portfolio may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such right or warrant.

Risk Management Techniques

Various techniques can be used to increase or decrease a Portfolio’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Portfolio's portfolio of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of a Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling

If a security sold short increases in price, a Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Portfolio may have substantial short positions and may borrow those securities to make delivery to the buyer. A Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Portfolio may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

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Until a Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, a Portfolio must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Portfolio is employing a form of leverage, which creates special risks. The use of leverage may increase a Portfolio's exposure to long equity positions and make any change in the Portfolio's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful. A Portfolio cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Portfolios may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. For example, credit default swaps can result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Portfolio would lose the value of the security or other consideration it should have received in the swap. A Portfolio may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Portfolio’s use of total return swap agreements will subject the Portfolio to the risks applicable to swap agreements discussed herein, and a Portfolio may be adversely affected. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain Portfolios' investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Portfolio; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Portfolio is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Portfolio transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Portfolio may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period) invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance

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with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may also invest without limit in cash, money market securities or other investments.

The MainStay VP U.S. Government Money Market Portfolio also may invest outside the scope of its principal investment strategies in securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities

In a TBA securities transaction, a seller agrees to deliver a security to a Portfolio at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Portfolio agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Portfolio to purchase the securities. A Portfolio will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery.

U.S. Government Securities Risk

There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Utilities Sector Risk

Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Value Stocks

Certain Portfolios may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Portfolio's portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. There is a risk that the security could be worth less when it is issued than the price a Portfolio agreed to pay when it made the commitment. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield

The amount of income received by a Portfolio will vary, and there can be no guarantee that the Portfolio will achieve or maintain any particular level of yield. The yields received by a Portfolio on its investments will vary from day to day depending on various factors, including changes in short-term interest rates. A Portfolio’s yield will generally decline as interest rates decline. If interest rates increase, a Portfolio’s yield may not increase proportionately. During periods of very low short-term interest rates, a Portfolio’s expenses could exceed all or a portion of the Portfolio’s income, and the Portfolio may not be able to maintain a positive yield.

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Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Portfolios may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to a Portfolio on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Portfolios may also invest or engage in, or be subject to risks associated with, the following:

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

Closed-End Funds

Certain Portfolios may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to their purchase by a Portfolio. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Portfolio to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Portfolio may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Initial Public Offerings ("IPOs")

IPO share prices are frequently volatile due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Portfolio with a small asset base. The impact of the investments in IPO shares on a Portfolio's performance will likely decrease as the Portfolio's asset size increases, which could reduce the Portfolio's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Portfolio's asset base grows. A Portfolio may hold IPO shares for a very short period of time, which may increase the Portfolio’s portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Large Investments by Shareholders

From time to time, the Portfolios may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Portfolio's performance if the Portfolio was required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Portfolio's transaction costs.

Lending of Portfolio Securities

The Portfolios may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. In determining whether to lend securities, the Manager or the Subadvisor of a

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Portfolio or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Portfolio may lose money in the event that the borrower fails to return the securities to the Portfolio in a timely manner or at all. A Portfolio also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Portfolio could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Portfolio.

Operational and Cyber Security Risk

The Portfolios are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of a Portfolio’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Portfolios and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Portfolios and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Portfolio’s ability to calculate its NAV, causing the release of confidential shareholder or Portfolio information, impeding trading, causing reputational damage and subjecting a Portfolio to fines, penalties or financial losses. The Portfolios seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, certain Portfolios may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Portfolio is found in the relevant summary section for each Portfolio and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Portfolio with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio). These effects of high portfolio turnover may adversely affect the performance of a Portfolio.

Restricted Securities

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in restricted securities is that they may be difficult to sell.

Risk of Increase in Expenses

Your actual costs of investing in a Portfolio may be higher than the expenses shown in “Total Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Technology Stock Risk

Investments in technology companies may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and a Portfolio’s investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Portfolio’s performance to be more volatile than a fund not invested in technology companies.

Terrorism and Market Disruption Risk

Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.

Global political and economic instability could affect the operations of companies in which the Portfolios invest in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions.

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The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies.

In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Other information about the Portfolios:

Index Provider for the Underlying Index

IndexIQ LLC is the index provider for the Underlying Index. IndexIQ LLC is in the business of developing and maintaining financial indexes, including the Underlying Index. IndexIQ LLC has entered into an index licensing agreement with IndexIQ Advisors LLC to allow IndexIQ Advisors LLC’s use of the Underlying Index for the operation of the MainStay VP IQ Hedge Multi-Strategy Portfolio. IndexIQ Advisors LLC pays licensing fees to IndexIQ LLC. IndexIQ Advisors LLC has entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Manager to allow the MainStay VP IQ Hedge Multi-Strategy Portfolio to utilize the Underlying Index. The MainStay VP IQ Hedge Multi-Strategy Portfolio pays no fees to the Manager, IndexIQ Advisors LLC or IndexIQ LLC under the Sub-Licensing Agreement.

Information Regarding Bloomberg Barclays U.S. Aggregate Bond Index

This index is an unmanaged index of approximately 10,000 U.S. Treasury, government-related, and investment grade corporate and securitized fixed income securities. The index primarily consists of: obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and publicly-traded or 144A corporate and securitized fixed-income securities that either have a rating of BBB or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service, Inc., or an equivalent rating from another nationally recognized statistical rating organization (“NRSRO”), or are expected to be rated at that level based on the actual ratings of the issuer’s other “index-eligible” fixed-income securities. Certain securities, such as floating-rate issues, bonds with equity-type features, private placements, inflation-linked bonds, and SEC Rule 144A securities without registration rights, among others, are excluded from the index. The index includes all “index-eligible” securities that meet minimum par amounts outstanding.

Information Regarding Standard & Poor's®

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay VP MacKay S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE ASSET ALLOCATION PORTFOLIOS

Asset Allocation Risk

The Asset Allocation Portfolios utilize an asset allocation strategy in pursuit of their respective investment objectives. Thus, an Asset Allocation Portfolio’s investment performance depends upon the Manager’s allocation and reallocation of the Asset Allocation Portfolio’s assets among Underlying Portfolios/Funds with exposure to various asset classes, investments, advisers, strategies and/or investment styles. Although the Asset Allocation Portfolios’ asset allocation strategies are intended to limit each Asset Allocation Portfolio’s exposure to the risks of any one asset class, investment or style, New York Life Investments may favor one or more Underlying Portfolios/Funds that may not achieve their investment objective and/or may underperform other investments or assets or the securities markets as a whole, thereby causing the Asset Allocation Portfolio to underperform other funds with similar investment objectives and/or strategies. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio, through its holdings of Underlying Portfolios/Funds, were invested primarily in stocks, it would likely perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because each Asset Allocation Portfolio limits the amount of its assets that may be allocated to each asset class, an Asset Allocation Portfolio has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. Subject to such limitations, New York Life Investments may adjust allocations to various Underlying Portfolios/Funds. Such adjustments may not produce the intended results and an Asset Allocation Portfolio may not achieve its investment objective, in whole or in part. In addition, the asset allocation determinations made by New York Life Investments may not be ideal for all investors and may not effectively increase returns or decrease risk for investors. Investing in an Underlying Portfolio/Fund will also expose the Asset Allocation Portfolio to a pro rata portion of the Underlying Portfolio's/Fund’s fees and expenses. In addition, one Underlying Portfolio/Fund may buy the same securities that another Underlying Portfolio/Fund sells. Therefore, the Asset Allocation Portfolio would indirectly bear the costs of these trades without accomplishing the investment purpose. For purposes of applicable regulatory limitations, exchange-traded funds advised by IndexIQ Advisors LLC are

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considered to be in the same group of investment companies as the Portfolios because IndexIQ Advisors LLC and New York Life Investments are under common control.

Conflicts of Interest

Potential conflicts of interest situations could occur where New York Life Investments is subject to competing interests that have the potential to influence its investment decisions for an Asset Allocation Portfolio. For example, New York Life Investments may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Portfolios/Funds because, for example, the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. In addition, the portfolio managers may have an incentive to select certain Underlying Portfolios/Funds due to compensation considerations or to support new investment strategies or the cash flow needs of certain Underlying Portfolios/Funds. For example, New York Life Investments may be influenced by its view of the best interests of Underlying Portfolios/Funds, such as a view that an Underlying Portfolio's/Fund may benefit from additional assets or could be harmed by redemptions. New York Life Investments and the portfolio managers have a fiduciary duty to each Asset Allocation Portfolio to act in that Asset Allocation Portfolio's best interests when selecting Underlying Portfolios/Funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investments will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts. An Asset Allocation Portfolio's or Underlying Portfolio's/Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments or the Asset Allocation Portfolio or applicable policies and procedures of New York Life Investments or the Underlying Portfolio/Fund. For example, if a portfolio manager comes into possession of material, non-public information about an affiliated Underlying Portfolio/Fund, the portfolio manager could potentially be restricted from transacting in the Underlying Portfolio's/Fund’s shares, which may adversely affect the Asset Allocation Portfolio.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE MAINSTAY VP CUSHING RENAISSANCE ADVANTAGE PORTFOLIO

The MainStay VP Cushing Renaissance Advantage Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies (collectively referred to with respect to the MainStay VP Cushing Renaissance Advantage Portfolio’s investment policies and strategies as “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies and Industrial Companies, “Renaissance Companies”). The MainStay VP Cushing Renaissance Advantage Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Consistent with such intention, the MainStay VP Cushing Renaissance Advantage Portfolio will invest no more than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships, which are treated as partnerships under the Internal Revenue Code. The MainStay VP Cushing Renaissance Advantage Portfolio may invest in companies of any market capitalization size. The MainStay VP Cushing Renaissance Advantage Portfolio will, in normal circumstances, invest more than 25% of its assets (or concentrate its investments) in the industry or group of industries that constitute the energy sector.

Energy Companies. The MainStay VP Cushing Renaissance Advantage Portfolio will invest in equity and debt securities of energy supply chain and energy services companies, including companies that operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products. The energy supply chain companies in which the MainStay VP Cushing Renaissance Advantage Portfolio will invest will primarily include:

• Upstream Energy Companies – businesses engaged in energy exploration and production, including, among others, crude oil, natural gas and natural gas liquids (“NGLs”);

• Midstream Energy Companies – businesses engaged in the gathering, transportation, processing, fractionation, refining and storage of crude oil, natural gas and NGLs or refined petroleum products; and

• Downstream Energy Companies – businesses engaged in the marketing and distribution of refined energy products, such as petroleum, liquefied petroleum gas (“LPG”), fuel oils, lubricants, plastics and other chemicals, fertilizer and natural gas to retail customers and industrial end-users.

The MainStay VP Cushing Renaissance Advantage Portfolio may invest in equity securities of oil and gas services companies, including oil and gas services, which include oil and gas equipment or oil and gas drilling. The MainStay VP Cushing Renaissance Advantage Portfolio may also invest in extractive logistics companies engaged in the delivery and sale of petroleum products, such as diesel fuel and lubricating oil, antifreeze, methanol and other chemicals to customers engaged in drilling, exploration and production and mining activities.

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Industrial Companies. The MainStay VP Cushing Renaissance Advantage Portfolio will invest in equity and debt securities of companies that the Subadvisor expects to benefit from growing energy production and lower energy and feedstock costs relative to global costs, including energy-intensive chemical, metal and industrial manufacturing companies and engineering and construction companies.

Transportation and Logistics Companies. The MainStay VP Cushing Renaissance Advantage Portfolio may also invest in transportation and logistics companies, such as railroad, barge, shipping and offshore services companies, which are engaged in the transportation of raw materials, feedstock and finished energy products, as well as companies that supply original equipment and services to U.S. industrial manufacturing and transportation companies.

Master Limited Partnerships. The MainStay VP Cushing Renaissance Advantage Portfolio may invest up to 25% of the value of its total assets in MLPs that are qualified publicly traded partnerships, as defined by the Internal Revenue Code.

The Subadvisor employs an investment process involving fundamental and quantitative analysis. The Subadvisor selects a core group of Renaissance Company investments utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio designed to take advantage of changing dynamics in the energy, industrial and manufacturing and transportation and logistics sectors. The Portfolio is actively managed and the quantitative analysis is dynamic in conjunction with the Subadvisor’s proprietary research process. The Subadvisor utilizes its financial and industry experience to identify the absolute and relative value Renaissance Company investments that, in the Subadvisor’s view, present the best opportunities. The results of the Subadvisor’s analysis and comprehensive investment process will influence the weightings of positions held by the Portfolio.

Small-Cap and Mid-Cap Companies. Certain of the Renaissance Companies in which the MainStay VP Cushing Renaissance Advantage Portfolio may invest may have small- or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Subadvisor defines “small-cap companies” as those with a market capitalization generally less than $1 billion, and “mid-cap companies” as those with a market capitalization between $1 billion and $3 billion.

Debt Securities, Preferred Shares, Convertible Securities. The MainStay VP Cushing Renaissance Advantage Portfolio may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Renaissance Companies, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another independent rating agency or (b) with respect to up to 10% of its total assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment (i.e., rated lower than B3 by Moody’s and B- by S&P). All of the MainStay VP Cushing Renaissance Advantage Portfolio’s investments in debt securities, preferred shares and convertible securities may consist of securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P), which are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. If independent rating agencies assign different ratings for the same security, the MainStay VP Cushing Renaissance Advantage Portfolio will use the higher rating for purposes of determining the credit quality. The MainStay VP Cushing Renaissance Advantage Portfolio may invest in debt securities of any maturity or duration. The credit quality policies noted above apply only at the time a security is purchased, and the MainStay VP Cushing Renaissance Advantage Portfolio is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Subadvisor may consider such factors as the Subadvisor’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings; and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES OF THE MAINSTAY VP IQ MULTI-STRATEGY PORTFOLIO

The Index Provider, an affiliate of the Manager and the Subadvisor, employs a systematic, rules-based process for constructing the Underlying Index, which seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed income arbitrage; and emerging markets. The Index Provider has the right to make adjustments to the methodology of the Underlying Index.

The construction process for the Underlying Index is comprised of the following three individual steps: (i) determine index constituents; (ii) sub-index replication of six individual hedge fund style indexes; and (iii) strategy allocation (i.e., the allocation between and among the six individual hedge fund style indexes).

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Components that are eligible for inclusion in the Underlying Index include domestic ETFs and ETVs (other than leveraged or inverse ETFs or ETVs) that have at least $50 million in assets under management as of the Underlying Index’s most recent reconstitution date and are traded on one of the major U.S. exchanges — New York Stock Exchange, the NYSE Arca, the NYSE Alternext US (formerly known as the American Stock Exchange, LLC), and the NASDAQ.

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, the Index Provider conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to the Index Provider’s rules-based process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a quantitative process. In contrast to market-capitalization weighted indexes or other indexes that weight components based on one or a few specified factors, the Index Provider both selects and weights Underlying Index Components using a rules-based quantitative process.

As Portfolio cash flows permit, the Subadvisor may use cash flows to adjust the weights of the MainStay VP IQ Multi-Strategy Portfolio’s underlying investments in an effort to minimize any differences in weights between the MainStay VP IQ Multi-Strategy Portfolio and the Underlying Index.

The Fund and its Management

WHO RUNS THE PORTFOLIOS' DAY-TO-DAY BUSINESS?

The Board of Trustees (“Board”) of MainStay VP Funds Trust (the "Fund") oversees the actions of the Manager, the Subadvisors and NYLIFE Distributors LLC (“NYLIFE Distributors”), the Fund’s principal underwriter, and decides on general policies governing the operations of the Portfolios. The Board also oversees the Portfolios' officers, who conduct and supervise the daily business of the Portfolios.

New York Life Investment Management LLC ("New York Life Investments" or "Manager") is located at 51 Madison Avenue, New York, New York 10010. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2018, New York Life Investments and its affiliates managed approximately $550.8 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Portfolios and subject to the oversight of the Board, the Manager provides various advisory services to the Portfolios. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Portfolio and the composition of the investment portfolio of each Portfolio. The Manager has delegated certain advisory duties with regard to certain Portfolios (including management of all or a portion of a Portfolio’s assets) to the Subadvisors. The Manager supervises the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Portfolios with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Portfolios and providing various compliance services.

The Manager pays the Portfolios' Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Portfolios), the salaries and expenses of all personnel affiliated with the Portfolios, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisors. Pursuant to a management agreement with the Fund on behalf of each Portfolio, the Manager is entitled to receive fees from each Portfolio, accrued daily and payable monthly.

No management fees are paid to New York Life Investments on behalf of the Asset Allocation Portfolios, in accordance with the management agreement in return for the advisory and asset allocation services provided. The Asset Allocation Portfolios do, however, indirectly pay their proportionate share of the management fees paid to the Manager by the Underlying Portfolios/Funds in which the Asset Allocation Portfolios invest.

For the fiscal year ended December 31, 2018, each Portfolio paid the Manager an effective management fee, exclusive of any applicable waivers / reimbursements, for services performed as a percentage of the average daily net assets of the Portfolio as follows:

Effective Rate Paid for the Year Ended December 31, 2018
MainStay VP Balanced Portfolio	0.70%
MainStay VP Bond Portfolio	0.49%
MainStay VP Cushing Renaissance Advantage Portfolio	1.15%
MainStay VP Eagle Small Cap Growth Portfolio	0.81%
MainStay VP Emerging Markets Equity Portfolio	1.02%
MainStay VP Epoch U.S. Equity Yield Portfolio	0.69%
MainStay VP Fidelity Institutional AM® Utilities Portfolio	0.72%
MainStay VP Floating Rate Portfolio	0.60%
MainStay VP Income Builder Portfolio	0.57%
MainStay VP Indexed Bond Portfolio	0.25%
MainStay VP IQ Hedge Multi-Strategy Portfolio	1.45%
MainStay VP Janus Henderson Balanced Portfolio	0.55%
MainStay VP Large Cap Growth Portfolio	0.74%
MainStay VP MacKay Common Stock Portfolio	0.54%

The Fund and its Management

MainStay VP MacKay Convertible Portfolio	0.58%
MainStay VP MacKay Government Portfolio	0.50%
MainStay VP MacKay Growth Portfolio	0.69%
MainStay VP MacKay High Yield Corporate Bond Portfolio	0.56%
MainStay VP MacKay International Equity Portfolio	0.89%
MainStay VP MacKay Mid Cap Core Portfolio	0.85%
MainStay VP MacKay S&P 500 Index Portfolio	0.16%
MainStay VP MacKay Small Cap Core Portfolio	0.85%
MainStay VP MacKay Unconstrained Bond Portfolio	0.56%
MainStay VP Mellon Natural Resources Portfolio	0.88%
MainStay VP PIMCO Real Return Portfolio	0.50%
MainStay VP T. Rowe Price Equity Income Portfolio	0.74%
MainStay VP U.S. Government Money Market Portfolio	0.40%

For information regarding the basis for the Board's approval of the management and subadvisory agreements for each Portfolio, please refer to the applicable Portfolio’s Annual Report for the period ended December 31, 2018.

The Manager is not responsible for records maintained by the Portfolios' Subadvisors or custodian except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include, among other things, calculating the daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

New York Life Investments makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and amount to payments from New York Life Investments' own resources that are not expected to exceed 0.35% (exclusive of 12b-1 fees) of the value of the Portfolio's assets. Payments from New York Life Investments' own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption. These payments do not increase Portfolio expenses and are not reflected in the Portfolios’ fees and expenses.

Service Class shares for the Portfolios are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which the Portfolios pay NYLIFE Distributors for services rendered under the 12b-1 Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of a Portfolio, over time the payment of such fees will increase the cost of an investment in these classes of shares of a Portfolio.

In addition to the Total Annual Portfolio Operating Expenses that a Portfolio bears directly, a Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. Where applicable, the tables entitled "Fees and Expenses of the Portfolio" reflect a Portfolio's estimated indirect expense from investing in Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's most recent fiscal year. This expense may be higher or lower over time depending on the actual investments of the Portfolio's assets in the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.

NYLIFE Securities LLC ("NYLIFE Securities") and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

The Fund and its Management

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Fund) based on the proportion of initial premiums paid for the variable annuity products that are allocated to the Portfolios.

Payments from a Portfolio and/or its related companies to NYLIAC and other participating insurance companies for the sale of Portfolio shares and related services may create a conflict of interest for NYLIAC and other participating insurance companies because such insurance companies may benefit from offering the Portfolio over other portfolios as an underlying investment option. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for more information.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investments may voluntarily waive fees or reimburse expenses of the MainStay VP U.S. Government Money Market Portfolio to the extent it deems appropriate to enhance this Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

With respect to the MainStay VP Large Cap Growth Portfolio, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver is voluntary and may be discontinued by the Manager at any time.

Contractual

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.625% (Service Class) of average daily net assets of the MainStay VP Indexed Bond Portfolio.

In addition, New York Life Investments has contractually agreed to waive a portion of its management fee for the MainStay VP Large Cap Growth Portfolio so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion.

These agreements expire on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investments serves as Manager of the Portfolios and is responsible for the day-to-day management of the Asset Allocation Portfolios, the overall asset allocation of the MainStay VP Balanced Portfolio, and contributes to the asset allocation decisions of the MainStay VP Income Builder Portfolio.

Operation as a Manager of Managers

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the MainStay Group of Funds, including the Portfolios that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (“Wholly-Owned Subadvisors”). This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors.

Certain Portfolios, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order as it relates to both Wholly-Owned Subadvisors and unaffiliated subadvisors, while other Portfolios may rely on the Order only as it relates to unaffiliated subadvisors. Certain other Portfolios may not rely on any aspect of the Order without obtaining shareholder approval.

The Fund and its Management

Portfolio	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
MainStay VP Balanced Portfolio		X
MainStay VP Bond Portfolio		X
MainStay VP Conservative Allocation Portfolio		X
MainStay VP Cushing® Renaissance Advantage Portfolio	X
MainStay VP Eagle Small Cap Growth Portfolio	X
MainStay VP Emerging Markets Equity Portfolio	X
MainStay VP Epoch U.S. Equity Yield Portfolio		X
MainStay VP Fidelity Institutional AM® Utilities Portfolio	X
MainStay VP Floating Rate Portfolio		X
MainStay VP Growth Allocation Portfolio		X
MainStay VP Income Builder Portfolio		X
MainStay VP Indexed Bond Portfolio	X
MainStay VP IQ Hedge Multi-Strategy Portfolio	X
MainStay VP Janus Henderson Balanced Portfolio	X
MainStay VP Large Cap Growth Portfolio		X
MainStay VP MacKay Common Stock Portfolio		X
MainStay VP MacKay Convertible Portfolio		X
MainStay VP MacKay Government Portfolio		X
MainStay VP MacKay Growth Portfolio	X
MainStay VP MacKay High Yield Corporate Bond Portfolio		X
MainStay VP MacKay International Equity Portfolio		X
MainStay VP MacKay Mid Cap Core Portfolio		X
MainStay VP MacKay S&P 500 Index Portfolio		X
MainStay VP MacKay Small Cap Core Portfolio			X
MainStay VP MacKay Unconstrained Bond Portfolio		X
MainStay VP Mellon Natural Resources Portfolio	X
MainStay VP Moderate Allocation Portfolio		X
MainStay VP Moderate Growth Allocation Portfolio		X
MainStay VP PIMCO Real Return Portfolio	X
MainStay VP T. Rowe Price Equity Income Portfolio	X
MainStay VP U.S. Government Money Market Portfolio		X

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Portfolios they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Portfolios. See the SAI for a breakdown of fees.

Each Subadvisor is employed by New York Life Investments, subject to approval by the Board, and, where required, the shareholders of the Portfolio. New York Life Investments recommends Subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.

Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Board and New York Life Investments, these parties do not evaluate the investment merits of specific securities transactions.

Candriam Belgium S.A. (“Candriam Belgium”) is located at Avenue des Arts 58, 1000 Brussels, Belgium. Candriam Belgium is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of December 31, 2018, Candriam Belgium had $97.01 billion in assets under supervision, which included $95.7 billion of regulatory assets under management. The remainder consisted of other non-discretionary advisory or related services. Candriam Belgium is a subadvisor to a portion of the MainStay VP Emerging Markets Equity Portfolio.

Cushing® Asset Management, LP ("Cushing") is located at 300 Crescent Court, Suite 1700, Dallas, Texas 75201. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of December 31, 2018, Cushing managed approximately $2.7 billion in assets. Cushing is the subadvisor to the MainStay VP Cushing Renaissance Advantage Portfolio.

The Fund and its Management

Eagle Asset Management, Inc. ("Eagle") is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Founded in 1976, Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2018, Eagle had approximately $22.9 billion of assets under management. Eagle is the subadvisor to the MainStay VP Eagle Small Cap Growth Portfolio.

Epoch Investment Partners, Inc. ("Epoch") is located at 399 Park Avenue, New York, New York 10022. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2018, Epoch managed approximately $35.5 billion in assets. Epoch is the subadvisor to the MainStay VP Epoch U.S. Equity Yield Portfolio and the equity portion of the MainStay VP Income Builder Portfolio.

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM managed approximately $160.9 billion in assets worldwide as of December 31, 2018. FIAM is an indirectly held subsidiary of FMR LLC and is the Subadvisor to the MainStay VP Fidelity Institutional AM® Utilities Portfolio.

Janus Capital Management LLC (“Janus Capital”) is located at 151 Detroit Street, Denver, Colorado 80206-4805. The firm is a wholly owned subsidiary of Janus Henderson Group plc, doing business as Janus Henderson Investors (“Janus Henderson”). Janus Henderson is an international financial services organization located at 201 Bishopsgate, London EC2M 3AE, UK. As of December 31, 2018, Janus Henderson managed approximately $328.5 billion in assets. Janus Capital is the subadvisor to the MainStay VP Janus Henderson Balanced Portfolio.

MacKay Shields LLC ("MacKay Shields") is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life. As of December 31, 2018, MacKay Shields managed approximately $107.16 billion in assets. Effective January 1, 2018, the portfolio managers and staff from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. MacKay Shields is the subadvisor to the MainStay VP MacKay Common Stock Portfolio, MainStay VP MacKay Convertible Portfolio, MainStay VP MacKay Growth Portfolio, MainStay VP MacKay Government Portfolio, MainStay VP MacKay High Yield Corporate Bond Portfolio, MainStay VP MacKay International Equity Portfolio, MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay S&P 500 Index Portfolio, MainStay VP MacKay Small Cap Core Portfolio, MainStay VP MacKay Unconstrained Bond Portfolio, the equity portion of the MainStay VP Balanced Portfolio, a portion of the MainStay VP Emerging Markets Equity Portfolio. MacKay Shields serves as subadvisor for the MainStay VP Income Builder Portfolio’s fixed-income investments and is Committee chair for the overall asset allocation decisions for the Portfolio.

Mellon Investments Corporation (“Mellon”) is located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Mellon is a specialist multi-asset investment manager formed by the combination of certain Bank of New York Mellon affiliated investment management firms, effective January 31, 2018. As of December 31, 2018, Mellon managed approximately $498 billion in assets. Mellon is the Subadvisor to the MainStay VP Mellon Natural Resources Portfolio.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of New York Life Investments. NYL Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2018, NYL Investors managed approximately $248.4 billion in assets. NYL Investors is the subadvisor to the MainStay VP Balanced Portfolio, MainStay VP Bond Portfolio, MainStay VP Floating Rate Portfolio, MainStay VP Indexed Bond Portfolio and MainStay VP U.S. Government Money Market Portfolio.

Pacific Investment Management Company LLC ("PIMCO") is located at 650 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. PIMCO manages $1.66 trillion in assets, including $1.28 trillion in third-party client assets as of December 31, 2018. PIMCO is the subadvisor to the MainStay VP PIMCO Real Return Portfolio.

T. Rowe Price Associates, Inc. ("T. Rowe") is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2018, T. Rowe and its affiliates managed approximately $962.3 billion for more than 10 million individual and institutional investor accounts. T. Rowe is the subadvisor to the MainStay VP T. Rowe Price Equity Income Portfolio.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2018, Winslow Capital managed approximately $18.5 billion in assets. Winslow Capital is the subadvisor to the MainStay VP Large Cap Growth Portfolio.

The Fund and its Management

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about each of the Portfolio's portfolio managers. Additional information regarding the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Portfolios is available in the SAI.

Lee Baker

Mr. Baker has managed the MainStay VP MacKay S&P 500 Index Portfolio since 2008. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2005. Mr. Baker is responsible for enhancing the algorithmic trading process for the portfolio management teams. Mr. Baker received his BA in Economics from Occidental College. He has been in the investment management industry since 1998.

Greg Barrato

Mr. Barrato has managed the MainStay VP IQ Hedge Multi-Strategy Portfolio since inception. Mr. Barrato joined IndexIQ Advisors LLC as a Vice President in November 2010 and has been a Senior Vice President of the IndexIQ Advisors LLC since August 2013. Prior to joining IndexIQ Advisors LLC, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate of the University of Connecticut.

Bert L. Boksen

Mr. Boksen has managed the Mainstay VP Eagle Small Cap Growth Portfolio since 2012. Mr. Boksen has been a Managing Director and Portfolio Manager of Eagle since 1995. Mr. Boksen received his BA from City College of New York and his MBA from St. John’s University.

Jan Boudewijns

Mr. Boudewijns has managed MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Head of Emerging Markets Equity Management for Candriam Investors Group since 2003. Mr. Boudewijns joined Candriam (formerly Bank BACOB) in 1984 and became Fund Manager in 1988 and Senior Fund Manager in 1990. He has experience in Emerging Markets since 1994 and 35 years of investment experience. Mr. Boudewijns graduated with an Agricultural Engineering degree from Katholieke Universiteit Leuven, Belgium.

Jeremiah Buckley, CFA

Mr. Buckley has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President and Portfolio Manager of Janus Capital. Mr. Buckley joined Janus Capital in 1998 as a research analyst. He holds a Bachelor’s degree in Economics from Dartmouth College. He also holds the Chartered Financial Analyst® (“CFA® “) designation.

Patrick M. Burton, CFA

Mr. Burton is a Senior Managing Director and portfolio manager/equity analyst of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the MainStay VP Large Cap Growth Portfolio since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

The Fund and its Management

Mark A. Campellone

Mr. Campellone has managed the MainStay VP Floating Rate Portfolio since 2012. He is a Managing Director in Fixed Income Investors within NYL Investors and currently serves as Head of Floating Rate Loan Trading in the High Yield Credit Group. Mr. Campellone joined New York Life Investments in 2003 (NYL Investors’ predecessor). He is responsible for the management of non-investment-grade assets including floating rate loans and high-yield bonds and is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and collateralized loan obligation funds (“CLOs”). Mr. Campellone received a BA from Muhlenberg College and an MBA from Rutgers Business School.

Joseph Cantwell

Mr. Cantwell has managed the MainStay VP MacKay Unconstrained Bond Portfolio since 2018. Mr. Cantwell joined MacKay Shields in August 2013 as a Director within the Global Fixed Income Team. Prior to joining MacKay, he worked at Goldman Sachs Asset Management for three years as a High Yield Analyst and also had portfolio management responsibilities for the corporate allocation of the Strategic Income strategy. From 2007 to 2010, he worked as a Research Analyst for Silvermine Capital where his primary focus was bank loans. Earlier in his career, he worked at Morgan Stanley as a Credit Analyst. Mr. Cantwell received a BA in Spanish from Georgetown University and his MBA from Columbia Business School. He has been in the financial services industry since 2002.

Stephen R. Cianci, CFA

Mr. Cianci is a Senior Managing Director and Senior Portfolio Manager for the Global Fixed Income team of MacKay Shields LLC. He has managed the MainStay VP Income Builder Portfolio, MainStay VP MacKay Government Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio since 2018. Prior to joining MacKay Shields in 2018, Mr. Cianci was with Aberdeen Asset Management Inc. (“Aberdeen”) for seven years where his responsibilities included Head of US Core Plus and Opportunistic fixed income on the North American Fixed Income team. Before joining Aberdeen, Mr. Cianci worked as Co-Head of Core and Core Plus fixed income strategies, lead portfolio manager for Short Duration products and the Head of Structured Products at Logan Circle Partners. Previously, Mr. Cianci held similar roles as a Senior Vice President and Senior Portfolio Manager at Delaware Investments. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University.

Robert H. Dial

Mr. Dial has served as a portfolio manager for the MainStay VP Floating Rate Portfolio since its inception in 2005. Mr. Dial is a Managing Director in Fixed Income Investors within NYL Investors and Head of the High Yield Credit Group. In this capacity, he oversees and manages more than $14 billion of investments in mutual funds, institutional accounts and CLOs. He joined New York Life Investments in 2001 (NYL Investors’ predecessor). Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

Carlos Garcia-Tunon, CFA

Mr. Garcia-Tunon is a Senior Managing Director at MacKay Shields LLC and Head of the Fundamental Equity Team, as well as the team’s Lead Portfolio Manager. He has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2013. Prior to 2011, Mr. Garcia-Tunon was a Vice President and Portfolio Manager at Morgan Stanley Investment Management, focusing on international and global equities. He received his MBA from the Wharton School of the University of Pennsylvania, where he was a Robert Toigo Foundation fellow, and obtained his BS in finance from Georgetown University. He has been in the investment management industry since 1999. He is a CFA® charterholder.

The Fund and its Management

James Harrison

Mr. Harrison has managed the MainStay VP IQ Hedge Multi-Strategy Portfolio since inception. Mr. Harrison has been a member of the portfolio management team of IndexIQ Advisors LLC since 2015 and has been a Vice President of IndexIQ Advisors LLC since June 2018. Prior to joining IndexIQ Advisors LLC, Mr. Harrison served as trading assistant, operations specialist and sales assistant at Cuttone & Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

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Matt Jacob

Mr. Jacob has managed the MainStay VP MacKay Unconstrained Bond Portfolio since February 2018. Mr. Jacob joined the firm as a Portfolio Analyst for the Global Fixed Income team in 2011. Prior to joining MacKay, he worked at KDI Capital Partners where as an Equity Sector Leader/Analyst he led the firm’s fundamental research efforts in the core consumer sector. Prior to KDI, Mr. Jacob worked at Buckingham Research Group and Johnson Rice & Company, LLC, where he gained extensive experience in equity sales and research. He received his MBA with a concentration in Finance from Tulane University, Freeman School of Business in 2006 and a BS in Finance with a specialization in Internal Audit from Louisiana State University in 2001. He has been in the investment research industry since 2002.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a portfolio manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the MainStay VP Large Cap Growth Portfolio since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Migene Kim, CFA

Ms. Kim is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay VP MacKay Common Stock Portfolio since 2007, MainStay VP MacKay Mid Cap Core Portfolio since 2008, MainStay VP Balanced Portfolio since 2014, and MainStay VP MacKay Small Cap Core and MainStay VP MacKay Growth Portfolios since 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

Poul Kristensen, CFA

Mr. Kristensen has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2013. He joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. He is currently a Managing Director and focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master's degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Saket Kumar

Mr. Kumar has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Kumar originally joined Cushing in 2008 as a Senior Research Analyst and rejoined the firm in 2012 after a one-year research analyst position with Citadel Investment Group. Mr. Kumar received an MBA in finance and accounting from Southern Methodist University and a BS in marine engineering from Marine Engineering and Research Institute in India.

The Fund and its Management

Matthew A. Lemme, CFA

Mr. Lemme has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Lemme joined Cushing in 2012. Previously, Mr. Lemme worked at Highland Capital Management for almost six years, most recently as a Managing Director. At Highland, he managed both credit and equity portfolios focused in the energy and materials sectors. Mr. Lemme has prior experience as an investment banker, a research analyst covering natural resources companies and as a consultant providing advice to utility companies. He received an MBA from the McCombs School of Business, University of Texas at Austin and a Bachelor of Science in Management from Villanova University. Mr. Lemme is also a CFA® charterholder.

John D. Linehan, CFA

Mr. Linehan has managed the MainStay VP T. Rowe Price Equity Income Portfolio since 2015 and is chairman of its Investment Advisory Committee. He is chief investment officer of Equity and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. From February 2009 to June 2014, Mr. Linehan was head of U.S. Equity and chairman of the U.S. Equity Steering Committee. He is a member of the firm's U.S. Equity Steering, Equity Brokerage and Trading Control, and Counterparty Risk Committees. He earned a B.A. from Amherst College and an M.B.A. from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. Mr. Linehan is a CFA® charterholder.

Eric Mintz

Mr. Mintz has managed the Mainstay VP Eagle Small Cap Growth Portfolio since 2012. Mr. Mintz previously served as a Senior Research Analyst for Eagle and is currently an Assistant Portfolio Manager. Mr. Mintz received his BS in economics from Washington and Lee University and his MBA from the University of Southern California.

Neil Moriarty, III

Mr. Moriarty is a Senior Managing Director and Senior Portfolio Manager for the Global Fixed Income Team of MacKay Shields LLC. He has managed the MainStay Income Builder Fund, MainStay MacKay Total Return Bond Fund and MainStay MacKay Unconstrained Bond Fund since 2018. Prior to joining MacKay Shields in 2018, Mr. Moriarty was with Aberdeen via the 2005 acquisition of Deutsche Asset Management’s London and Philadelphia Fixed income businesses. While at Aberdeen, his responsibilities included Head of US Core, Structured Products and Co-Head of US Core Short Duration. Mr. Moriarty joined Deutsche in 2002 from Swarthmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Mr. Moriarty worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. Mr. Moriarty has been working in the investment industry since 1987.

Ian Murdoch, CFA

Mr. Murdoch is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2017. Mr. Murdoch has been with the firm, including predecessor entities, since 2009. He received his BA from Columbia University. He has been in the investment management industry since 2000. He is a CFA® charterholder.

Francis J. Ok

Mr. Ok has managed the MainStay VP MacKay S&P 500 Index Portfolio since 2004. Mr. Ok is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 1994. Mr. Ok is also responsible for managing and running the equity trading desk. Mr. Ok holds a BS in Economics from Northeastern University.

The Fund and its Management

Mona Patni

Ms. Patni has been the portfolio manager of the MainStay VP MacKay Common Stock and MainStay VP MacKay Mid Cap Core Portfolios since 2014, MainStay VP MacKay Small Cap Core Portfolio since 2017 and MainStay VP MacKay Growth Portfolio since 2018. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

E. Marc Pinto, CFA

Mr. Pinto has managed the MainStay VP Janus Henderson Balanced Portfolio since 2012. He is a Vice President and Portfolio Manager of Janus Capital. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He is also a CFA® charterholder.

William W. Priest, CFA

Mr. Priest has managed the equity portion of the MainStay VP Income Builder Portfolio since 2009 and the MainStay Epoch U.S. Equity Yield Portfolio since 2017. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

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Steven H. Rich

Mr. Rich has managed the MainStay VP MacKay Government Portfolio since 2012. He joined MacKay Shields in 1995 and is currently a Managing Director and Head of Structured Products. He received a BS from Hofstra University, an MS from The Wharton School of Business at the University of Pennsylvania and an MSE from the University of Pennsylvania. He also earned a PhD from Columbia University and an MBA from Rider University. Mr. Rich has been in the investment management industry since 1993.

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Dan Roberts

Mr. Roberts has managed the fixed-income investments for the MainStay VP Income Builder Portfolio since 2009, and became a portfolio manager for the MainStay VP MacKay Government Portfolio and MainStay VP MacKay Unconstrained Bond Portfolio in 2011. He has also managed a portion of the MainStay VP Absolute Return Multi-Strategy Portfolio’s assets since 2016. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

Stephen A. Rodosky

Mr. Rodosky is a Managing Director with PIMCO and has managed the MainStay VP PIMCO Real Return since January 2019. He is a portfolio manager for real return and U.S. long duration strategies based in the Newport Beach office. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 24 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

Lawrence Rosenberg, CFA

Mr. Rosenberg is a Director at MacKay Shields LLC and has been a portfolio manager for the MainStay VP MacKay International Equity Portfolio since 2017. Mr. Rosenberg has been with the firm, including predecessor entities, since 2008. He received a BS in Electrical Engineering from The Johns Hopkins University and obtained a Bachelor in Music from The Peabody Conservatory of Music. He has been in the investment management industry since 1998 and is a CFA® charterholder.

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The Fund and its Management

AJ Rzad, CFA

Mr. Rzad has managed the MainStay VP Balanced, MainStay VP Bond, and MainStay VP Indexed Bond Portfolios since 2018. He is a Senior Managing Director and Head of Fixed Income Investors, within NYL Investors. Mr. Rzad has 27 years of investment management and financial services experience. Mr. Rzad joined New York Life in 2000 and previously served as Head of the Investment Grade Credit team where he oversaw all investment activity related to the public investment grade asset class. Mr. Rzad received a BS and an MBA from Cornell University and is a CFA® charterholder.

Mohamed Lamine Saidi

Mr. Saidi has managed the MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager in charge of Emerging Latin America for Candriam Investors Group since 2005. Mr. Saidi has over 11 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Masters degree in Finance from University of Aix-en-Provence in France.

Mayur Saigal

Mr. Saigal has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President, the Head of Fundamental Fixed Income Risk, and a Portfolio Manager of Janus Capital. Mr. Saigal joined Janus in 2015 as a fixed-income analyst. He holds a Bachelor’s degree in Engineering from Mumbai University and a Master’s degree in business administration from the Thunderbird School of Global Management.

Christopher Sassouni

Mr. Sassouni has managed the MainStay VP Eagle Small Cap Growth Portfolio since 2015. Mr. Sassouni joined Eagle in 2003 as a Senior Research Analyst and is currently a Manager. Mr. Sassouni holds a BA from the University of Pittsburgh, a DMD from the University of North Carolina, and an MBA from the University of North Carolina.

Philip Screve

Mr. Screve has managed MainStay VP Emerging Markets Equity Portfolio since 2015. He has served as Senior Fund Manager in charge of Central and East European Emerging Markets for Candriam Investors Group since 2003. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He has over 18 years of Emerging Markets experience. Mr. Screve holds a Masters degree in Commerce and Finance from the Vlekho Business School in Belgium.

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Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the MainStay VP MacKay Convertible Portfolio in 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000 and is currently a Senior Managing Director. He is a CFA® charterholder.

Douglas Simmons

Mr. Simmons has managed the MainStay VP Fidelity Institutional AM® Utilities Portfolio since 2018. As a member of Fidelity's Stock Selector Large Cap Group, he is also responsible for managing the telecom and utilities sleeves for various diversified sector-based portfolios. Prior to assuming his current responsibilities in September 2005, Mr. Simmons served as a utilities analyst covering electric and gas utility stocks. Before joining Fidelity in 2003, Mr. Simmons worked as a financial analyst at the private equity firm Hicks, Muse, Tate & Furst. He has been in the investments industry since 1997. Mr. Simmons earned his BA in finance from The University of Texas at Austin, where he graduated with highest honors, and his MBA from Harvard Business School.

The Fund and its Management

Kenneth Sommer

Mr. Sommer is a Managing Director of the Fixed Income Investors division within NYL Investors LLC and has been a portfolio manager for MainStay VP Balanced, MainStay VP Bond and MainStay VP Indexed Bond Portfolios since 2017. Mr. Sommer joined New York Life Investments in 2005 and has 17 years of investment experience. Mr. Sommer received a BS from Binghamton University and an MBA from Fordham University.

Amit Soni, CFA

Mr. Soni has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2016. He joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

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Andrew Susser

Mr. Susser has managed the MainStay VP MacKay High Yield Corporate Bond Portfolio since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields. Prior to joining MacKay Shields in 2006, Mr. Susser was a Portfolio Manager with Golden Tree Asset Management. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College. Mr. Susser has been in the investment management industry since 1986.

Jonathan Swaney

Mr. Swaney has managed the MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2008, MainStay VP Balanced Portfolio since 2017 and the MainStay VP Income Builder Portfolio since February 2018. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.

Jerry V. Swank

Mr. Swank has managed the MainStay VP Cushing Renaissance Advantage Portfolio since 2015. Mr. Swank formed Swank Capital, LLC and Cushing in 2000 and 2003, respectively, and he serves as Chairman, Managing Partner and Co-Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit). Prior to joining John S. Herold, Inc., Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP & Infrastructure Total Return Fund, The Cushing® Energy Income Fund, The Cushing® Renaissance Fund, Cushing® ETF Trust, and Cushing® Mutual Funds Trust.

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The Fund and its Management

Shu-Yang Tan, CFA

Mr. Tan has managed the MainStay VP MacKay Unconstrained Bond Portfolio since February 2018. Mr. Tan joined MacKay Shields in 2010, as a trader in the Global Fixed Income Division. Prior to joining MacKay Shields, he was a Portfolio Manager and Head of Research for UBS Global Asset Management. Earlier in his career, he worked for Eaton Vance as a Portfolio Manager of Global Fixed Income and for Wells Fargo Bank and FT Interactive. He earned an MBA from University of California at Berkeley and a BS from York University. He became a CFA Charterholder in 1992 and has been in the investment management industry since 1988.

Rui Tang, CFA

Mr. Tang has been a portfolio manager of the MainStay VP Emerging Markets Equity Portfolio since 2018. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2017. Mr. Tang is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

John Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager for the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP Epoch U.S. Equity Yield Portfolio since 2017. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Arthur S. Torrey

Mr. Torrey has managed the MainStay VP Floating Rate Portfolio since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investments in 2006 (NYL Investors’ predecessor). He is responsible for the management of non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP Epoch U.S. Equity Yield Portfolio since 2017. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

The Fund and its Management

Ping Wang, PhD

Mr. Wang has been a portfolio manager of the Mainstay VP Emerging Markets Equity Portfolio since 2017. He is a Managing Director at MacKay Shields LLC. Prior to joining the firm, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS degree in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin. He has been in the investment management industry since 1998.

Darrell Watters

Mr. Watters has managed the MainStay VP Janus Henderson Balanced Portfolio since 2015. He is a Vice President, Head of U.S. Fundamental Fixed Income and Portfolio Manager of Janus Capital. Mr. Watters joined Janus Capital in 1993 as a municipal bond trader. He holds a Bachelor’s degree in Economics from Colorado State University.

Robin Wehbe, CFA

Mr. Wehbe has managed the MainStay VP Mellon Natural Resources Portfolio since 2018. Mr. Wehbe is a managing director, equity research analyst and member of The Boston Company Asset Management (TBCAM) equity investment team; TBCAM was one of the investment management firms that combined to form Mellon Investments Corporation. He is the lead portfolio manager of The Boston Company Global Natural Resources strategy, which takes a bottom-up macro approach to investing. In addition, he serves as a member of the Global Insight team, a group of the firm's investment leaders. In 2006, Mr. Wehbe joined the firm as a global basic materials analyst. Since then, Mr. Wehbe designed and launched the Global Natural Resources strategy in 2008. Before coming to the firm, Robin worked as a research analyst covering basic materials at State Street Global Advisors, where he began macro-focused investing in 2003 as part of the company's Global Strategy team. He holds a BS from Lehigh University and an MBA and an MSF from the Carroll School of Management at Boston College. He holds both the Chartered Financial Analyst® and the Chartered Market Technician designations. He is a member of the CFA Society Boston and the Market Technicians Association. Mr. Wehbe has 18 years of industry experience.

Michael A. Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2009, as well as the MainStay Epoch U.S. Equity Yield Portfolio since 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Co-Chief Investment Officer, Portfolio Manager and Head of Risk Management. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

The Fund and its Management

Mihir Worah

Mr. Worah has managed the MainStay VP PIMCO Real Return Portfolio since 2012. He is CIO Asset Allocation and Real Return and a managing director in the Newport Beach office. He is a member of the Investment Committee and the Executive Committee, and oversees portfolio management for the U.S. He is a generalist portfolio manager who manages a variety of fixed income, commodity and multi-asset portfolios. Prior to joining PIMCO in 2001, he was a postdoctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. Mr. Worah is a member of the Treasury Borrowing Advisory Committee (TBAC) of the U.S. Department of the Treasury as well as the Fixed Income Market Structure Advisory Committee (FIMSAC) of the SEC. In 2012 he co-authored “Intelligent Commodity Indexing,” published by McGraw-Hill. He has 18 years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago.

Jae S. Yoon, CFA

Mr. Yoon has managed the MainStay VP Balanced, MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation and MainStay VP Growth Allocation Portfolios since 2011 and the MainStay VP Income Builder Portfolio since February 2018. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Master’s degree from Cornell University and attended New York University's Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

Purchase and Redemption of Shares

Determining the Portfolios' Share Prices ("NAV") and the Valuation of Securities

Each Portfolio sells and redeems shares at the NAV next determined after the purchase or redemption order is accepted. Orders accepted prior to 4:00 pm will be processed at the current day’s NAV. Orders accepted after 4:00 pm will be processed at the following business day’s NAV. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

Each Portfolio generally calculates the value of its investments (also known as its NAV) as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Portfolios do not usually calculate their NAVs on days on which the Exchange is scheduled to be closed. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios/Funds, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds. The value of a Portfolio's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the MainStay VP U.S. Government Money Market Portfolio and other Portfolios that hold debt securities with a remaining maturity of 60 days or less). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Portfolio does not price its shares. The value of these securities held in a Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures establishing methodologies for the valuation of the Portfolios' securities and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Portfolio’s NAV as of such earlier closing time.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans

Except as described below, shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of the Asset Allocation Portfolios.

The Fund has received an exemptive order from the SEC ("Exemptive Order") that permits the Portfolios and the Asset Allocation Portfolios to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

Purchase and Redemption of Shares

The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio's NAV.

Each Portfolio may offer Initial Class, Service Class and/or Service 2 Class shares. Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease. The Portfolios do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Portfolios.

Initial Class shares are not subject to a distribution and/or service fee. Service Class shares and Service 2 Class shares are subject to a distribution and/or service fee. Portfolio shares are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Service Class shares of MainStay VP MacKay Convertible Portfolio are available to separate accounts of NYLIAC and certain unaffiliated insurance companies. Service 2 Class shares are available only to separate accounts of certain unaffiliated insurance companies.

Excessive Purchases and Redemptions or Exchanges

The interests of the Portfolio's shareholders and the Portfolio's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Portfolio shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Portfolio shares may dilute the value of shares held by long-term owners.

The Portfolio is not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term owners of the Portfolio. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Portfolio to monitor transfers made by the owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual owners' transactions. The Fund's policy is that the Portfolios must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC and other insurance companies may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolios, or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios' procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios' Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios' objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Purchase and Redemption of Shares

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of each of the Portfolio's portfolio securities holdings is available in the SAI. Generally, a complete schedule of each Portfolio's portfolio holdings will be made available on the MainStay website at nylinvestments.com/vpdocuments no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-598-2019.

The portfolio holdings for the MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio will be made public 60 days after quarter end.

The portfolio holdings for the MainStay VP Epoch U.S. Equity Yield Portfolio will be made public 15 days after month end.

The portfolio holdings for the MainStay VP T. Rowe Price Equity Income Portfolio will be made public 15 days after quarter end.

The MainStay VP U.S. Government Money Market Portfolio will post its portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end, and will remain available on the MainStay website at nylinvestments.com/vpdocuments for at least six months after posting. In addition, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be made available on the MainStay Funds website.

In addition, each Portfolio’s top ten holdings may be made public 15 days after quarter end. The Portfolios' quarterly top ten holdings information is also made available in the Annual Report and Semi-Annual Report to shareholders.

All portfolio holdings will be posted on the appropriate Portfolio’s website and remain accessible until updated portfolio holdings information is filed on Form N-CSR, Form N-Q or Form N-PORT, as applicable.

Taxes, Dividends and Distributions

Taxes

Each Portfolio has either elected or intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Internal Revenue Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the shareholders of the Portfolios will be Separate Accounts and the Asset Allocation Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

The MainStay VP U.S. Government Money Market Portfolio (which seeks to maintain a constant NAV of $1.00 per share) and the MainStay VP Floating Rate Portfolio will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of the MainStay VP U.S. Government Money Market and the MainStay VP Floating Rate Portfolios begin earning dividends on the next business day following receipt of the shareholder's investment by the respective Portfolio. MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios will declare and distribute a dividend of net investment income quarterly. Each Portfolio, other than the MainStay VP U.S. Government Money Market, MainStay VP Floating Rate, MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the MainStay VP U.S. Government Money Market and MainStay VP Floating Rate, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following the ex-dividend date of the dividend. Each Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. Each Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

Financial Highlights

The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five fiscal years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an owner would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The financial statements containing the financial highlights for all Portfolios have been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in each Portfolio’s Annual Report, which is available upon request.

Financial Highlights

MainStay VP Balanced Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.18	$ 14.26	$ 13.57	$ 15.04	$ 14.72

Net investment income (loss) (a)	0.28	0.23	0.21	0.22	0.20
Net realized and unrealized gain (loss) on investments	(1.31)	1.18	1.15	(0.61)	1.35

Total from investment operations	(1.03)	1.41	1.36	(0.39)	1.55

Less dividends and distributions:
From net investment income	(0.25)	(0.19)	(0.20)	(0.16)	(0.14)
From net realized gain on investments	(0.67)	(0.30)	(0.47)	(0.92)	(1.09)

Total dividends and distributions	(0.92)	(0.49)	(0.67)	(1.08)	(1.23)

Net asset value at end of year	$ 13.23	$ 15.18	$ 14.26	$ 13.57	$ 15.04

Total investment return (b)	(7.36%)	10.02%	10.24%	(2.59%)	10.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	1.54%	1.47%(c)	1.49%	1.33%
Net expenses (d)	0.74%	0.74%	0.74%(e)	0.76%	0.76%
Expenses (before waiver/reimbursement) (d)	0.74%	0.74%	0.76%	0.76%	0.76%
Portfolio turnover rate	209%	174%	253%	214%	171%
Net assets at end of year (in 000’s)	$ 16,084	$ 17,209	$ 15,666	$ 14,037	$ 14,274

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.76%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.03	$ 14.13	$ 13.45	$ 14.92	$ 14.63

Net investment income (loss) (a)	0.24	0.19	0.17	0.18	0.16
Net realized and unrealized gain (loss) on investments	(1.30)	1.17	1.15	(0.60)	1.33

Total from investment operations	(1.06)	1.36	1.32	(0.42)	1.49

Less dividends and distributions:
From net investment income	(0.21)	(0.16)	(0.17)	(0.13)	(0.11)
From net realized gain on investments	(0.67)	(0.30)	(0.47)	(0.92)	(1.09)

Total dividends and distributions	(0.88)	(0.46)	(0.64)	(1.05)	(1.20)

Net asset value at end of year	$ 13.09	$ 15.03	$ 14.13	$ 13.45	$ 14.92

Total investment return (b)	(7.59%)	9.75%	9.96%	(2.83%)	10.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.28%	1.22%(c)	1.24%	1.09%
Net expenses (d)	0.99%	0.99%	0.99%(e)	1.01%	1.01%
Expenses (before waiver/reimbursement) (d)	0.99%	0.99%	1.01%	1.01%	1.01%
Portfolio turnover rate	209%	174%	253%	214%	171%
Net assets at end of year (in 000’s)	$ 352,496	$ 426,646	$ 395,611	$ 353,238	$ 338,667

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.01%.

Financial Highlights

MainStay VP Bond Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.31	$ 14.26	$ 14.19	$ 14.52	$ 14.00

Net investment income (loss) (a)	0.38	0.32	0.32	0.31	0.33
Net realized and unrealized gain (loss) on investments	(0.53)	0.23	0.20	(0.27)	0.49

Total from investment operations	(0.15)	0.55	0.52	0.04	0.82

Less dividends and distributions:
From net investment income	(0.40)	(0.37)	(0.39)	(0.36)	(0.30)
From net realized gain on investments	(0.04)	(0.13)	(0.06)	(0.01)	—

Total dividends and distributions	(0.44)	(0.50)	(0.45)	(0.37)	(0.30)

Net asset value at end of year	$ 13.72	$ 14.31	$ 14.26	$ 14.19	$ 14.52

Total investment return (b)	(1.00%)	3.85%	3.53%	0.22%	5.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.76%	2.23%	2.16%(c)	2.14%	2.29%
Net expenses	0.53%	0.52%	0.51%(d)	0.52%	0.53%
Expenses (before waiver/reimbursement)	0.53%	0.52%	0.53%	0.52%	0.53%
Portfolio turnover rate (e)	148%	209%	258%	326%	262%
Net assets at end of year (in 000’s)	$ 307,682	$ 517,067	$ 538,979	$ 707,265	$ 733,113

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.

(d) Without the custody fee reimbursement, net expenses would have been 0.53%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.16	$ 14.12	$ 14.06	$ 14.39	$ 13.87

Net investment income (loss) (a)	0.35	0.28	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.53)	0.22	0.19	(0.27)	0.48

Total from investment operations	(0.18)	0.50	0.47	(0.00)‡	0.77

Less dividends and distributions:

From net investment income	(0.36)	(0.33)	(0.35)	(0.32)	(0.25)
From net realized gain on investments	(0.04)	(0.13)	(0.06)	(0.01)	—

Total dividends and distributions	(0.40)	(0.46)	(0.41)	(0.33)	(0.25)

Net asset value at end of year	$ 13.58	$ 14.16	$ 14.12	$ 14.06	$ 14.39

Total investment return (b)	(1.25%)	3.59%	3.27%	(0.03%)	5.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	1.98%	1.90%(c)	1.89%	2.04%
Net expenses	0.78%	0.77%	0.76%(d)	0.77%	0.78%
Expenses (before waiver/reimbursement)	0.78%	0.77%	0.78%	0.77%	0.78%
Portfolio turnover rate (e)	148%	209%	258%	326%	262%

Net assets at end of year (in 000’s)	$ 323,100	$ 333,530	$ 351,848	$ 339,529	$ 358,663

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.

(d) Without the custody fee reimbursement, net expenses would have been 0.78%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Financial Highlights

MainStay VP Conservative Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.80	$ 10.87	$ 10.71	$ 11.85	$ 12.47

Net investment income (loss) (a)	0.23	0.22	0.22	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.98)	0.95	0.46	(0.41)	0.28

Total from investment operations	(0.75)	1.17	0.68	(0.17)	0.53

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.29)	(0.28)	(0.32)
From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.28)	(0.24)	(0.52)	(0.97)	(1.15)

Net asset value at end of year	$ 10.77	$ 11.80	$ 10.87	$ 10.71	$ 11.85

Total investment return (b)	(6.47%)	10.80%	6.36%	(1.41%)	4.29%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	1.89%	2.02%	2.01%	1.99%
Net expenses (c)	0.03%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	58%	44%	44%	40%	47%
Net assets at end of year (in 000’s)	$ 14,616	$ 16,481	$ 16,599	$ 16,171	$ 15,669

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.67	$ 10.75	$ 10.60	$ 11.73	$ 12.37

Net investment income (loss) (a)	0.20	0.19	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.96)	0.94	0.45	(0.40)	0.26

Total from investment operations	(0.76)	1.13	0.64	(0.19)	0.48

Less dividends and distributions:
From net investment income	(0.25)	(0.21)	(0.26)	(0.25)	(0.29)
From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.25)	(0.21)	(0.49)	(0.94)	(1.12)

Net asset value at end of year	$ 10.66	$ 11.67	$ 10.75	$ 10.60	$ 11.73

Total investment return (b)	(6.68%)	10.52%	6.10%	(1.65%)	4.03%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.66%	1.74%	1.84%	1.78%
Net expenses (c)	0.28%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	58%	44%	44%	40%	47%
Net assets at end of year (in 000’s)	$ 714,720	$ 865,873	$ 850,124	$ 900,093	$ 896,381

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Eagle Small Cap Growth Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.09	$ 12.03	$ 11.53	$ 13.33	$ 13.07

Net investment income (loss) (a)	(0.06)	(0.06)	(0.05)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.04)	2.78	1.19	(0.09)	0.36

Total from investment operations	(1.10)	2.72	1.14	(0.16)	0.32

Less distributions:
From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$ 12.20	$ 14.09	$ 12.03	$ 11.53	$ 13.33

Total investment return (b)	(8.88%)	22.83%	10.01%	(0.91%)	2.52%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.40%)	(0.48%)	(0.41%)	(0.53%)	(0.30%)
Net expenses (c)	0.85%	0.85%	0.86%	0.85%	0.85%
Portfolio turnover rate	41%	41%	36%	50%	51%
Net assets at end of year (in 000’s)	$ 251,547	$ 312,106	$ 282,378	$ 319,580	$ 343,965

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.87	$ 11.88	$ 11.42	$ 13.25	$ 13.02

Net investment income (loss) (a)	(0.09)	(0.09)	(0.07)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.03)	2.74	1.17	(0.09)	0.36

Total from investment operations	(1.12)	2.65	1.10	(0.19)	0.29

Less distributions:
From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$ 11.96	$ 13.87	$ 11.88	$ 11.42	$ 13.25

Total investment return (b)	(9.11%)	22.53%	9.73%	(1.16%)	2.27%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64%)	(0.72%)	(0.66%)	(0.79%)	(0.55%)
Net expenses (c)	1.10%	1.10%	1.11%	1.10%	1.10%
Portfolio turnover rate	41%	41%	36%	50%	51%
Net assets at end of year (in 000’s)	$ 96,497	$ 90,887	$ 70,131	$ 71,135	$ 61,536

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Emerging Markets Equity Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.22	$ 7.22	$ 6.83	$ 8.27	$ 9.50

Net investment income (loss) (a)	0.12	0.09	0.06	0.06	0.14 (b)
Net realized and unrealized gain (loss) on investments	(2.19)	3.03	0.37	(1.38)	(1.26)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)

Total from investment operations	(2.09)	3.11	0.42	(1.34)	(1.13)

Less dividends:
From net investment income	(0.14)	(0.11)	(0.03)	(0.10)	(0.10)

Net asset value at end of year	$ 7.99	$ 10.22	$ 7.22	$ 6.83	$ 8.27

Total investment return (c)	(20.55%)	43.12%	6.23%	(16.20%)	(11.97%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	0.94%	0.91%(d)	0.77%	1.52%(b)
Net expenses (excluding short sale expenses) (e)	1.16%	1.24%	1.29%(f)	1.40%	1.37%
Expenses (including short sales expenses) (e)	1.16%	1.24%	1.29%	1.40%	1.37%
Short sale expenses	—	0.00%(g)	0.00%(g)	0.00%(g)	—
Portfolio turnover rate	135%	149%	123%	207%	65%
Net assets at end of year (in 000’s)	$ 371,834	$ 497,861	$ 257,593	$ 204,138	$ 165,049

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.37%.

(g) Less than 0.01%.

Financial Highlights

MainStay VP Emerging Markets Equity Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.20	$ 7.21	$ 6.82	$ 8.25	$ 9.47

Net investment income (loss) (a)	0.10	0.07	0.05	0.04	0.12 (b)
Net realized and unrealized gain (loss) on investments	(2.19)	3.02	0.36	(1.37)	(1.25)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)

Total from investment operations	(2.11)	3.08	0.40	(1.35)	(1.14)

Less dividends:
From net investment income	(0.11)	(0.09)	(0.01)	(0.08)	(0.08)

Net asset value at end of year	$ 7.98	$ 10.20	$ 7.21	$ 6.82	$ 8.25

Total investment return (c)	(20.74%)	42.77%	5.96%	(16.42%)	(12.19%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	0.73%	0.69%(d)	0.52%	1.29%(b)
Net expenses (excluding short sales expenses) (e)	1.41%	1.49%	1.55%(f)	1.65%	1.62%
Expenses (including short sales expenses) (e)	1.41%	1.49%	1.55%	1.65%	1.62%
Short sale expenses	—	0.00%(g)	0.00%(g)	0.00%(g)	—
Portfolio turnover rate	135%	149%	123%	207%	65%
Net assets at end of year (in 000’s)	$ 131,498	$ 208,590	$ 155,777	$ 163,884	$ 205,319

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.62%.

(g) Less than 0.01%.

Financial Highlights

MainStay VP Epoch U.S. Equity Yield Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 16.15	$ 13.79	$ 15.58	$ 18.94	$ 17.64

Net investment income (loss) (a)	0.39	0.30	0.21	0.19	0.48 (b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.26	0.47	(0.95)	1.07

Total from investment operations	(0.73)	2.56	0.68	(0.76)	1.55

Less dividends and distributions:

From net investment income	(0.35)	(0.20)	(0.18)	(0.51)	(0.25)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.41)	(0.20)	(2.47)	(2.60)	(0.25)

Net asset value at end of year	$ 14.01	$ 16.15	$ 13.79	$ 15.58	$ 18.94

Total investment return (c)	(5.23%)	18.66%	4.90%	(3.78%)	8.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.49%	2.01%	1.41%	1.07%	2.64%(b)

Net expenses (d)	0.68%	0.73%	0.79%	0.78%	0.79%

Expenses (before waiver/reimbursement) (d)	0.71%	0.74%	0.79%	0.78%	0.79%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$ 548,881	$ 791,462	$ 637,936	$ 655,690	$ 722,647

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.94	$ 13.61	$ 15.40	$ 18.75	$ 17.48

Net investment income (loss) (a)	0.35	0.26	0.17	0.15	0.42 (b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.24	0.46	(0.95)	1.07

Total from investment operations	(0.77)	2.50	0.63	(0.80)	1.49

Less dividends and distributions:

From net investment income	(0.30)	(0.17)	(0.13)	(0.46)	(0.22)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.36)	(0.17)	(2.42)	(2.55)	(0.22)

Net asset value at end of year	$ 13.81	$ 15.94	$ 13.61	$ 15.40	$ 18.75

Total investment return (c)	(5.46%)	18.37%	4.63%	(4.02%)	8.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.23%	1.73%	1.16%	0.82%	2.36%(b)

Net expenses (d)	0.93%	0.98%	1.04%	1.03%	1.04%

Expenses (before waiver/reimbursement) (d)	0.96%	0.99%	1.04%	1.03%	1.04%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$ 431,635	$ 536,044	$ 526,452	$ 569,660	$ 647,096

(a) Per share data based on average shares outstanding during the year.

(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Fidelity Institutional AM® Utilities Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.75	$ 10.66	$ 10.15	$ 13.42	$ 12.65

Net investment income (loss) (a)	0.28	0.25	0.19	0.28	0.38
Net realized and unrealized gain (loss) on investments	(0.32)	1.49	0.88	(2.25)	1.05
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08	0.13	0.16

Total from investment operations	0.10	1.58	1.15	(1.84)	1.59

Less dividends and distributions:
From net investment income	(0.15)	(0.49)	(0.34)	(0.51)	(0.24)
From net realized gain on investments	(0.02)	—	(0.30)	(0.92)	(0.58)

Total dividends and distributions	(0.17)	(0.49)	(0.64)	(1.43)	(0.82)

Net asset value at end of year	$ 11.68	$ 11.75	$ 10.66	$ 10.15	$ 13.42

Total investment return (b)	0.80%	14.72%	11.43%	(14.35%)	12.68%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.11%	1.76%(c)	2.23%	2.81%
Net expenses (d)	0.76%	0.76%	0.75%(e)	0.77%	0.78%(f)
Portfolio turnover rate	84%	30%	35%	43%	47%
Net assets at end of year (in 000’s)	$ 81,716	$ 83,261	$ 75,772	$ 70,368	$ 82,495

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.77%.

(f) Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.69	$ 10.62	$ 10.10	$ 13.36	$ 12.61

Net investment income (loss) (a)	0.25	0.22	0.16	0.25	0.35
Net realized and unrealized gain (loss) on investments	(0.32)	1.47	0.89	(2.24)	1.04
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08	0.13	0.16

Total from investment operations	0.07	1.53	1.13	(1.86)	1.55

Less dividends and distributions:
From net investment income	(0.11)	(0.46)	(0.31)	(0.48)	(0.22)
From net realized gain on investments	(0.02)	—	(0.30)	(0.92)	(0.58)

Total dividends and distributions	(0.13)	(0.46)	(0.61)	(1.40)	(0.80)

Net asset value at end of year	$ 11.63	$ 11.69	$ 10.62	$ 10.10	$ 13.36

Total investment return (b)	0.55%	14.44%	11.15%	(14.57%)	12.40%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	1.87%	1.52%(c)	1.98%	2.53%
Net expenses (d)	1.01%	1.01%	1.00%(e)	1.02%	1.03%(f)
Portfolio turnover rate	84%	30%	35%	43%	47%
Net assets at end of year (in 000’s)	$ 1,066,963	$ 1,240,213	$ 1,160,397	$ 1,131,252	$ 1,357,229

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.02%.

(f) Expense waiver/reimbursement less than 0.01%.

Financial Highlights

MainStay VP Floating Rate Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.08	$ 9.11	$ 8.74	$ 9.05	$ 9.33

Net investment income (loss) (a)	0.43	0.39	0.35	0.35	0.36
Net realized and unrealized gain (loss) on investments	(0.42)	(0.03)	0.37	(0.31)	(0.28)

Total from investment operations	0.01	0.36	0.72	0.04	0.08

Less dividends:
From net investment income	(0.43)	(0.39)	(0.35)	(0.35)	(0.36)

Net asset value at end of year	$ 8.66	$ 9.08	$ 9.11	$ 8.74	$ 9.05

Total investment return (b)	(0.00%)‡(c)	3.98%	8.45%	0.39%	0.86%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75%	4.21%	3.94%(d)	3.88%	3.89%
Net expenses (e)	0.65%	0.64%	0.64%(f)	0.64%	0.64%
Portfolio turnover rate	29%	52%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 187,285	$ 259,054	$ 287,373	$ 226,083	$ 205,057

‡ Less than one-tenth of a percent.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.09	$ 9.12	$ 8.75	$ 9.06	$ 9.34

Net investment income (loss) (a)	0.41	0.36	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.42)	(0.03)	0.37	(0.31)	(0.28)

Total from investment operations	(0.01)	0.33	0.70	0.02	0.06

Less dividends:
From net investment income	(0.41)	(0.36)	(0.33)	(0.33)	(0.34)

Net asset value at end of year	$ 8.67	$ 9.09	$ 9.12	$ 8.75	$ 9.06

Total investment return (b)	(0.25%)(c)	3.71%	8.18%	0.14%	0.61%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.52%	3.96%	3.68%(d)	3.63%	3.65%
Net expenses (e)	0.90%	0.89%	0.89%(f)	0.89%	0.89%
Portfolio turnover rate	29%	52%	36%	35%	48%
Net assets at end of year (in 000’s)	$ 611,492	$ 581,596	$ 582,341	$ 565,278	$ 581,456

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.90%.

Financial Highlights

MainStay VP Growth Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.65	$ 10.60	$ 10.63	$ 12.12	$ 12.51

Net investment income (loss) (a)	0.18	0.12	0.12	0.10	0.18
Net realized and unrealized gain (loss) on investments	(1.67)	2.26	0.68	(0.49)	0.40

Total from investment operations	(1.49)	2.38	0.80	(0.39)	0.58

Less dividends and distributions:
From net investment income	(0.19)	(0.12)	(0.17)	(0.22)	(0.17)
From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.66)	(0.33)	(0.83)	(1.10)	(0.97)

Net asset value at end of year	$ 10.50	$ 12.65	$ 10.60	$ 10.63	$ 12.12

Total investment return (b)	(12.78%)	22.67%	7.59%	(3.13%)	4.88%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.05%	1.19%	0.85%	1.43%
Net expenses (c)	0.02%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	28%	26%	21%	29%	27%
Net assets at end of year (in 000’s)	$ 66,326	$ 76,504	$ 60,070	$ 51,447	$ 48,088

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.53	$ 10.51	$ 10.55	$ 12.05	$ 12.45

Net investment income (loss) (a)	0.14	0.09	0.10	0.08	0.13
Net realized and unrealized gain (loss) on investments	(1.65)	2.24	0.66	(0.50)	0.42

Total from investment operations	(1.51)	2.33	0.76	(0.42)	0.55

Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.14)	(0.20)	(0.15)
From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.63)	(0.31)	(0.80)	(1.08)	(0.95)

Net asset value at end of year	$ 10.39	$ 12.53	$ 10.51	$ 10.55	$ 12.05

Total investment return (b)	(12.99%)	22.36%	7.32%	(3.37%)	4.62%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.81%	0.95%	0.65%	1.03%
Net expenses (c)	0.27%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	28%	26%	21%	29%	27%
Net assets at end of year (in 000’s)	$ 929,230	$ 1,074,280	$ 829,780	$ 684,824	$ 550,573

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Income Builder Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.29	$ 15.94	$ 15.31	$ 17.30	$ 17.70

Net investment income (loss) (a)	0.53	0.49	0.54	0.64	0.80
Net realized and unrealized gain (loss) on investments	(1.49)	1.62	0.72	(1.36)	0.36
Net realized and unrealized gain (loss) on foreign currency transactions	0.11	(0.14)	0.14	0.14	0.23

Total from investment operations	(0.85)	1.97	1.40	(0.58)	1.39

Less dividends and distributions:
From net investment income	(0.46)	(0.54)	(0.68)	(0.80)	(1.04)
From net realized gain on investments	(0.75)	(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.21)	(0.62)	(0.77)	(1.41)	(1.79)

Net asset value at end of year	$ 15.23	$ 17.29	$ 15.94	$ 15.31	$ 17.30

Total investment return (b)	(5.21%)	12.53%	9.30%	(3.50%)	8.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%	2.91%	3.47%	3.79%	4.44%
Net expenses (c)	0.62%	0.62%	0.63%	0.63%	0.63%
Interest expense and fees	0.00% (d)	0.01%	—	—	—
Portfolio turnover rate	50% (e)	26%	28%	35%	13%
Net assets at end of year (in 000’s)	$ 178,608	$ 207,056	$ 202,450	$ 206,198	$ 234,670

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Less than 0.01%.

(e) The portfolio turnover rates not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.17	$ 15.83	$ 15.21	$ 17.20	$ 17.57

Net investment income (loss) (a)	0.48	0.44	0.50	0.59	0.74
Net realized and unrealized gain (loss) on investments	(1.48)	1.62	0.72	(1.35)	0.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.11	(0.14)	0.14	0.14	0.23

Total from investment operations	(0.89)	1.92	1.36	(0.62)	1.35

Less dividends and distributions:
From net investment income	(0.42)	(0.50)	(0.65)	(0.76)	(0.97)
From net realized gain on investments	(0.75)	(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.17)	(0.58)	(0.74)	(1.37)	(1.72)

Net asset value at end of year	$ 15.11	$ 17.17	$ 15.83	$ 15.21	$ 17.20

Total investment return (b)	(5.45%)	12.25%	9.03%	(3.74%)	7.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%	2.65%	3.20%	3.54%	4.12%
Net expenses (including interest expense and fees) (c)	0.87%	0.87%	0.88%	0.88%	0.88%
Interest expense and fees	0.00% (d)	0.01%	—	—	—
Portfolio turnover rate	50% (e)	26%	28%	35%	13%
Net assets at end of year (in 000’s)	$ 360,874	$ 425,340	$ 361,357	$ 309,350	$ 284,391

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

Financial Highlights

MainStay VP Indexed Bond Portfolio

(Selected per share data and ratios)

Initial Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$ 10.04	$ 10.00

Net investment income (loss) (a)	0.26	0.13
Net realized and unrealized gain (loss) on investments	(0.33)	0.01

Total from investment operations	(0.07)	0.14

Less dividends and distributions:
From net investment income	(0.17)	(0.10)
From net realized gain on investments	—	(0.00)‡

Total dividends and distributions	(0.17)	(0.10)

Net asset value at end of period	$ 9.80	$ 10.04

Total investment return (b)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	1.92%††
Net expenses (c)	0.31%	0.37%††
Portfolio turnover rate (d)	143%	104%(e)
Net assets at end of period (in 000’s)	$ 362,545	$ 140,759

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(e) Portfolio turnover rate is not annualized.

Service Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017
Net asset value at beginning of period	$ 10.03	$ 10.00

Net investment income (loss) (a)	0.24	0.12
Net realized and unrealized gain (loss) on investments	(0.33)	0.00 ‡

Total from investment operations	(0.09)	0.12

Less dividends and distributions:
From net investment income	(0.16)	(0.09)
From net realized gain on investments	—	(0.00)‡

Total dividends and distributions	(0.16)	(0.09)

Net asset value at end of period	$ 9.78	$ 10.03

Total investment return (b)	(0.92%)	1.26%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48%	1.70%††
Net expenses (c)	0.56%	0.62%††
Portfolio turnover rate (d)	143%	104%(e)
Net assets at end of period (in 000’s)	$ 36,560	$ 3,424

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(e) Portfolio turnover rate is not annualized.

Financial Highlights

MainStay VP Janus Henderson Balanced Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.18	$ 11.82	$ 12.11	$ 13.13	$ 12.47

Net investment income (loss) (a)	0.26	0.25	0.22	0.24	0.24

Net realized and unrealized gain (loss) on investments	(0.14)	1.89	0.32	(0.17)	0.84

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.12	2.14	0.54	0.07	1.08

Less dividends and distributions:

From net investment income	(0.25)	(0.23)	(0.23)	(0.25)	(0.19)

From net realized gain on investments	(0.74)	(0.55)	(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.99)	(0.78)	(0.83)	(1.09)	(0.42)

Net asset value at end of year	$ 12.31	$ 13.18	$ 11.82	$ 12.11	$ 13.13

Total investment return (b)	0.42%	18.35%	4.70%	0.70%	8.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93%	1.95%	1.87%	1.84%	1.85%

Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.58%

Expenses (before waiver/reimbursement) (c)	0.58%(d)	0.58%(d)	0.59%	0.58%	0.59%

Portfolio turnover rate	132%(e)	73%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$ 371,106	$ 417,996	$ 401,219	$ 429,680	$ 478,480

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.11	$ 11.77	$ 12.06	$ 13.08	$ 12.44

Net investment income (loss) (a)	0.22	0.22	0.19	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.13)	1.88	0.32	(0.17)	0.82

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.09	2.10	0.51	0.04	1.03

Less dividends and distributions:

From net investment income	(0.22)	(0.21)	(0.20)	(0.22)	(0.16)

From net realized gain on investments	(0.74)	(0.55)	(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.96)	(0.76)	(0.80)	(1.06)	(0.39)

Net asset value at end of year	$ 12.24	$ 13.11	$ 11.77	$ 12.06	$ 13.08

Total investment return (b)	0.17%	18.05%	4.44%	0.45%	8.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.69%	1.70%	1.62%	1.60%	1.61%

Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.83%

Expenses (before waiver/reimbursement) (c)	0.83%(d)	0.83%(d)	0.84%	0.83%	0.84%

Portfolio turnover rate	132%(e)	73%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$ 748,653	$ 730,439	$ 619,849	$ 591,626	$ 568,868

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

(e) The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

Financial Highlights

MainStay VP IQ Hedge Multi-Strategy Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018†	2017†	2016†	2015	2014

Net asset value at beginning of year	$ 8.92	$ 9.04	$ 9.03	$ 9.82	$ 11.15

Net investment income (loss) (a)	(0.05)	(0.08)	(0.10)	(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments	(0.55)	0.16	0.03	(0.72)	(1.25)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.10)	0.08	(0.01)	(0.00)‡

Total from investment operations	(0.60)	(0.02)	0.01	(0.79)	(1.33)

Less dividends:

From net investment income	(0.10)	(0.10)	—	—	—

Net asset value at end of year	$ 8.22	$ 8.92	$ 9.04	$ 9.03	$ 9.82

Total investment return (b)	(6.88%)	(0.25%)	0.11%(c)	(8.04%)	(11.93%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.53%)	(0.93%)	(1.11%)	(0.59%)	(0.78%)

Net expenses (excluding short sale expenses) (d)	1.43%	1.43%	1.46%	1.47%	1.46%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.96%	2.63%	2.63%	2.00%	2.21%

Short sale expenses	1.28%	1.05%	0.95%	0.53%	0.75%

Portfolio turnover rate	450%	185%	267%	115%	113%

Net assets at end of year (in 000’s)	$ 9,059	$ 149,753	$ 201,252	$ 3,051	$ 100,126

† Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP IQ Hedge Multi-Strategy Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018†	2017†	2016†	2015	2014

Net asset value at beginning of year	$ 8.87	$ 8.99	$ 9.00	$ 9.79	$ 11.14

Net investment income (loss) (a)	(0.00)‡	(0.11)	(0.12)	(0.11)	(0.11)

Net realized and unrealized gain (loss) on investments	(0.63)	0.18	0.03	(0.67)	(1.24)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.11)	0.08	(0.01)	(0.00)‡

Total from investment operations	(0.63)	(0.04)	(0.01)	(0.79)	(1.35)

Less dividends:

From net investment income	(0.06)	(0.08)	—	—	—

Net asset value at end of year	$ 8.18	$ 8.87	$ 8.99	$ 9.00	$ 9.79

Total investment return (b)	(7.14%)	(0.51%)	(0.11%)(c)	(8.07%)(c)	(12.12%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03%	(1.20%)	(1.36%)	(1.15%)	(1.04%)

Net expenses (excluding short sales expenses) (d)	1.60%	1.68%	1.71%	1.72%	1.71%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.84%	2.88%	2.80%	2.51%	2.48%

Short sale expenses	0.99%	1.05%	0.90%	0.79%	0.77%

Portfolio turnover rate	450%	185%	267%	115%	113%

Net assets at end of year (in 000’s)	$ 391,094	$ 423,600	$ 366,470	$ 330,375	$ 344,385

† Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Large Cap Growth Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 23.92	$ 18.71	$ 20.83	$ 22.48	$ 22.83

Net investment income (loss) (a)	0.00 ‡	0.02	0.01	(0.00)‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.36	6.00	(0.43)	1.22	2.29

Total from investment operations	1.36	6.02	(0.42)	1.22	2.28

Less distributions:
From net realized gain on investments	(3.64)	(0.81)	(1.70)	(2.87)	(2.63)

Net asset value at end of year	$ 21.64	$ 23.92	$ 18.71	$ 20.83	$ 22.48

Total investment return (b)	3.57%	32.39%	(2.27%)	6.18%	10.63%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.10%	0.07%	(0.01%)	(0.03%)
Net expenses (c)	0.76%(d)	0.76%(d)	0.77%	0.77%	0.77%
Portfolio turnover rate	58%	53%	94%	71%	78%
Net assets at end of year (in 000’s)	$ 238,174	$ 368,861	$ 518,425	$ 448,409	$ 410,122

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 22.96	$ 18.03	$ 20.18	$ 21.93	$ 22.39

Net investment income (loss) (a)	(0.06)	(0.03)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.34	5.77	(0.42)	1.18	2.23

Total from investment operations	1.28	5.74	(0.45)	1.12	2.17

Less distributions:
From net realized gain on investments	(3.64)	(0.81)	(1.70)	(2.87)	(2.63)

Net asset value at end of year	$ 20.60	$ 22.96	$ 18.03	$ 20.18	$ 21.93

Total investment return (b)	3.31%	32.06%	(2.52%)	5.91%	10.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23%)	(0.15%)	(0.17%)	(0.26%)	(0.28%)
Net expenses (c)	1.01%(d)	1.01% (d)	1.02%	1.02%	1.02%
Portfolio turnover rate	58%	53%	94%	71%	78%
Net assets at end of year (in 000’s)	$ 623,836	$ 575,514	$ 435,029	$ 440,891	$ 373,762

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d) Expense waiver/reimbursement less than 0.01%.

Financial Highlights

MainStay VP MacKay Common Stock Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 29.75	$ 25.60	$ 25.43	$ 27.80	$ 24.58

Net investment income (loss) (a)	0.42	0.43	0.40	0.42	0.37
Net realized and unrealized gain (loss) on investments	(1.69)	5.30	1.82	(0.28)	3.19

Total from investment operations	(1.27)	5.73	2.22	0.14	3.56

Less dividends and distributions:
From net investment income	(0.49)	(0.39)	(0.40)	(0.38)	(0.34)
From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.25)	(1.58)	(2.05)	(2.51)	(0.34)

Net asset value at end of year	$ 25.23	$ 29.75	$ 25.60	$ 25.43	$ 27.80

Total investment return (b)	(5.84%)	22.83%	9.12%	0.85%	14.53%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.53%	1.57%	1.55%	1.44%
Net expenses (c)	0.57%	0.57%	0.58%	0.57%	0.58%
Portfolio turnover rate	125%	98%	125%	112%	111%
Net assets at end of year (in 000’s)	$ 454,804	$ 639,120	$ 577,310	$ 580,635	$ 605,679

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 29.45	$ 25.37	$ 25.23	$ 27.61	$ 24.44

Net investment income (loss) (a)	0.35	0.35	0.33	0.35	0.31
Net realized and unrealized gain (loss) on investments	(1.68)	5.26	1.81	(0.27)	3.15

Total from investment operations	(1.33)	5.61	2.14	0.08	3.46

Less dividends and distributions:
From net investment income	(0.42)	(0.34)	(0.35)	(0.33)	(0.29)
From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.18)	(1.53)	(2.00)	(2.46)	(0.29)

Net asset value at end of year	$ 24.94	$ 29.45	$ 25.37	$ 25.23	$ 27.61

Total investment return (b)	(6.08%)	22.52%	8.85%	0.60%	14.25%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.28%	1.32%	1.30%	1.19%
Net expenses (c)	0.82%	0.82%	0.83%	0.82%	0.83%
Portfolio turnover rate	125%	98%	125%	112%	111%
Net assets at end of year (in 000’s)	$ 237,094	$ 268,526	$ 194,992	$ 149,358	$ 141,170

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Convertible Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.29	$ 12.28	$ 11.86	$ 13.41	$ 13.38

Net investment income (loss) (a)	0.17	0.18	0.19	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.41)	1.28	1.18	(0.32)	0.88

Total from investment operations	(0.24)	1.46	1.37	(0.18)	1.04

Less dividends and distributions:
From net investment income	(0.23)	(0.23)	(0.47)	(0.36)	(0.45)
From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.74)	(0.45)	(0.95)	(1.37)	(1.01)

Net asset value at end of year	$ 12.31	$ 13.29	$ 12.28	$ 11.86	$ 13.41

Total investment return (b)	(2.27%)	11.99%	12.07%	(1.33%)	7.98%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24%	1.40%	1.59%	1.08%	1.21%
Net expenses (c)	0.61%	0.62%	0.64%	0.62%	0.63%
Portfolio turnover rate	43%	34%	39%	58%	55%
Net assets at end of year (in 000’s)	$ 177,136	$ 227,285	$ 162,462	$ 142,942	$ 158,220

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 13.18	$ 12.18	$ 11.77	$ 13.32	$ 13.27

Net investment income (loss) (a)	0.13	0.15	0.16	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.17	(0.32)	0.86

Total from investment operations	(0.27)	1.41	1.33	(0.21)	0.99

Less dividends and distributions:
From net investment income	(0.19)	(0.19)	(0.44)	(0.33)	(0.38)
From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.70)	(0.41)	(0.92)	(1.34)	(0.94)

Net asset value at end of year	$ 12.21	$ 13.18	$ 12.18	$ 11.77	$ 13.32

Total investment return (b)	(2.52%)	11.72%	11.79%	(1.57%)	7.71%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	1.15%	1.35%	0.84%	0.97%
Net expenses (c)	0.86%	0.87%	0.89%	0.87%	0.88%
Portfolio turnover rate	43%	34%	39%	58%	55%
Net assets at end of year (in 000’s)	$ 592,673	$ 565,974	$ 476,926	$ 460,883	$ 460,406

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Convertible Portfolio

(Selected per share data and ratios)

	Year ended December 31,		April 26, 2016* through December 31,

Service 2 Class	2018	2017	2016

Net asset value at beginning of period	$ 13.18	$ 12.18	$ 11.63

Net investment income (loss) (a)	0.12	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.04

Total from investment operations	(0.28)	1.40	1.15

Less dividends and distributions:
From net investment income	(0.18)	(0.18)	(0.12)
From net realized gain on investments	(0.51)	(0.22)	(0.48)

Total dividends and distributions	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$ 12.21	$ 13.18	$ 12.18

Total investment return (b)	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	1.05%	1.33%††
Net expenses (c)	0.96%	0.97%	1.00%††
Portfolio turnover rate	43%	34%	39%
Net assets at end of period (in 000’s)	$ 3,016	$ 2,179	$ 797

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Growth Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 30.87	$ 23.90	$ 26.09	$ 29.42	$ 34.19

Net investment income (loss) (a)	0.19	0.19	0.09	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.10)	7.05	(0.02)	0.58	2.63

Total from investment operations	(0.91)	7.24	0.07	0.62	2.64

Less dividends and distributions:
From net investment income	(0.21)	(0.07)	(0.04)	—	(0.23)
From net realized gain on investments	(2.01)	(0.20)	(2.22)	(3.95)	(7.18)

Total dividends and distributions	(2.22)	(0.27)	(2.26)	(3.95)	(7.41)

Net asset value at end of year	$ 27.74	$ 30.87	$ 23.90	$ 26.09	$ 29.42

Total investment return (b)	(4.24%)	30.41%	0.40%	2.58%	8.81%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.71%	0.35%(c)	0.15%	0.02%
Net expenses (d)	0.73%	0.74%	0.76%(e)	0.73%	0.73%
Portfolio turnover rate	127%	141%	177%	112%	88%
Net assets at end of year (in 000’s)	$ 461,537	$ 525,483	$ 337,401	$ 370,679	$ 405,444

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.77%.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 30.50	$ 23.62	$ 25.83	$ 29.24	$ 34.03

Net investment income (loss) (a)	0.11	0.12	0.02	(0.03)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.10)	6.97	(0.01)	0.57	2.61

Total from investment operations	(0.99)	7.09	0.01	0.54	2.53

Less dividends and distributions:
From net investment income	(0.12)	(0.01)	—	—	(0.14)
From net realized gain on investments	(2.01)	(0.20)	(2.22)	(3.95)	(7.18)

Total dividends and distributions	(2.13)	(0.21)	(2.22)	(3.95)	(7.32)

Net asset value at end of year	$ 27.38	$ 30.50	$ 23.62	$ 25.83	$ 29.24

Total investment return (b)	(4.48%)	30.09%	0.15%	2.33%	8.54%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%	0.46%	0.10%(c)	(0.09%)	(0.23%)
Net expenses (d)	0.98%	0.99%	1.01%(e)	0.98%	0.98%
Portfolio turnover rate	127%	141%	177%	112%	88%
Net assets at end of year (in 000’s)	$ 51,674	$ 66,735	$ 58,448	$ 63,846	$ 64,445

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.02%.

Financial Highlights

MainStay VP Cushing Renaissance Advantage Portfolio

(Selected per share data and ratios)

	Year ended December 31,			May 1, 2015* through December 31,
Initial Class	2018	2017	2016	2015
Net asset value at beginning of period	$ 10.52	$ 9.75	$ 7.59	$ 10.00

Net investment income (loss) (a)	(0.07)	(0.05)	0.00 ‡	0.04
Net realized and unrealized gain (loss) on investments	(2.84)	0.82	2.18	(2.40)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.91)	0.77	2.18	(2.36)

Less dividends:
From net investment income	—	—	(0.02)	(0.05)

Net asset value at end of period	$ 7.61	$ 10.52	$ 9.75	$ 7.59

Total investment return (b)	(27.66%)(c)	7.90%	28.77%	(23.58%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66%)	(0.49%)	0.06%	0.60% ††
Net expenses (d)	1.21%	1.31%	1.38%	1.35% ††
Portfolio turnover rate	162%	116%	356%	122% (e)
Net assets at end of period (in 000’s)	$ 90,681	$ 158,846	$ 71,036	$ 58,364

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Portfolio turnover rate is not annualized.

	Year ended December 31,			May 1, 2015* through December 31,

Service Class	2018	2017	2016	2015
Net asset value at beginning of period	$ 10.47	$ 9.73	$ 7.59	$ 10.00

Net investment income (loss) (a)	(0.09)	(0.07)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(2.83)	0.81	2.18	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.92)	0.74	2.16	(2.37)

Less dividends:
From net investment income	—	—	(0.02)	(0.04)

Net asset value at end of period	$ 7.55	$ 10.47	$ 9.73	$ 7.59

Total investment return (b)	(27.89%)(c)	7.61% (c)	28.48%	(23.70%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.91%)	(0.74%)	(0.37%)	0.37% ††
Net expenses (d)	1.46%	1.56%	1.64%	1.60% ††
Portfolio turnover rate	162%	116%	356%	122% (e)
Net assets at end of period (in 000’s)	$ 22,133	$ 32,457	$ 26,714	$ 5,927

* Inception date.

†† Annualized.

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Portfolio turnover rate is not annualized.

Financial Highlights

MainStay VP MacKay Government Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.78	$ 10.85	$ 10.99	$ 11.25	$ 11.13

Net investment income (loss) (a)	0.26	0.25	0.24	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.27)	(0.02)	(0.11)	(0.23)	0.21

Total from investment operations	(0.01)	0.23	0.13	0.06	0.52

Less dividends and distributions:
From net investment income	(0.28)	(0.30)	(0.27)	(0.32)	(0.36)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.28)	(0.30)	(0.27)	(0.32)	(0.40)

Net asset value at end of year	$ 10.49	$ 10.78	$ 10.85	$ 10.99	$ 11.25

Total investment return (b)	(0.06%)	2.11%	1.07%	0.53%	4.61%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44%	2.29%	2.14%(c)	2.54%	2.70%
Net expenses (d)	0.57%	0.56%	0.55%(e)	0.55%	0.55%
Expenses (before waiver/reimbursement) (d)	0.57%	0.56%	0.56%	0.55%	0.55%
Portfolio turnover rate	92% (f)	17%(f)	64%(f)	12%(f)	7%
Net assets at end of year (in 000’s)	$ 52,552	$ 56,561	$ 64,930	$ 72,924	$ 83,172

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.56%.

(f) The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.69	$ 10.76	$ 10.90	$ 11.16	$ 11.04

Net investment income (loss) (a)	0.23	0.22	0.21	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.26)	(0.03)	(0.11)	(0.23)	0.21

Total from investment operations	(0.03)	0.19	0.10	0.03	0.48

Less dividends and distributions:
From net investment income	(0.25)	(0.26)	(0.24)	(0.29)	(0.32)
From net realized gain on investments	—	—	—	—	(0.04)

Total dividends and distributions	(0.25)	(0.26)	(0.24)	(0.29)	(0.36)

Net asset value at end of year	$ 10.41	$ 10.69	$ 10.76	$ 10.90	$ 11.16

Total investment return (b)	(0.31%)	1.86%	0.82%	0.28%	4.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.04%	1.89%(c)	2.29%	2.45%
Net expenses (d)	0.82%	0.81%	0.80%(e)	0.80%	0.80%
Expenses (before waiver/reimbursement) (d)	0.82%	0.81%	0.81%	0.80%	0.80%
Portfolio turnover rate	92% (f)	17%(f)	64%(f)	12%(f)	7%
Net assets at end of year (in 000’s)	$ 159,575	$ 155,477	$ 186,207	$ 178,259	$ 185,243

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.81%.

(f) The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

Financial Highlights

MainStay VP MacKay High Yield Corporate Bond Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.05	$ 9.99	$ 9.10	$ 9.84	$ 10.26

Net investment income (loss) (a)	0.55	0.58	0.62	0.59	0.61
Net realized and unrealized gain (loss) on investments	(0.68)	0.10	0.85	(0.73)	(0.42)

Total from investment operations	(0.13)	0.68	1.47	(0.14)	0.19

Less dividends:
From net investment income	(0.60)	(0.62)	(0.58)	(0.60)	(0.61)

Net asset value at end of year	$ 9.32	$ 10.05	$ 9.99	$ 9.10	$ 9.84

Total investment return (b)	(1.46%)	6.86%	16.23%	(1.57%)	1.78%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.58%	5.69%	6.41%	5.99%	5.85%
Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.59%
Portfolio turnover rate	28%	40%	39%	37%	42%
Net assets at end of year (in 000’s)	$ 458,129	$ 574,162	$ 665,881	$ 642,186	$ 641,024

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 9.91	$ 9.86	$ 8.99	$ 9.73	$ 10.16

Net investment income (loss) (a)	0.52	0.55	0.59	0.56	0.58
Net realized and unrealized gain (loss) on investments	(0.66)	0.10	0.83	(0.72)	(0.42)

Total from investment operations	(0.14)	0.65	1.42	(0.16)	0.16

Less dividends:
From net investment income	(0.58)	(0.60)	(0.55)	(0.58)	(0.59)

Net asset value at end of year	$ 9.19	$ 9.91	$ 9.86	$ 8.99	$ 9.73

Total investment return (b)	(1.71%)	6.59%	15.94%	(1.82%)	1.53%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.33%	5.43%	6.15%	5.74%	5.60%
Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.84%
Portfolio turnover rate	28%	40%	39%	37%	42%
Net assets at end of year (in 000’s)	$ 2,298,144	$ 2,528,783	$ 2,315,441	$ 2,035,855	$ 2,147,611

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay International Equity Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.46	$ 13.24	$ 14.04	$ 13.36	$ 13.81

Net investment income (loss) (a)	0.10	0.07	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments	(2.00)	4.21	(0.77)	0.75	(0.44)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.02)	(0.03)	(0.04)

Total from investment operations	(1.94)	4.31	(0.69)	0.82	(0.36)

Less dividends and distributions:
From net investment income	(0.21)	(0.09)	(0.11)	(0.14)	(0.09)
From net realized gain on investments	(0.32)	—	—	—	—

Total dividends and distributions	(0.53)	(0.09)	(0.11)	(0.14)	(0.09)

Net asset value at end of year	$ 14.99	$ 17.46	$ 13.24	$ 14.04	$ 13.36

Total investment return (b)	(11.56%)	32.61%	(4.95%)	6.17%	(2.62%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.43%	0.71%(c)	0.74%	0.85%
Net expenses (d)	0.96%	0.96%	0.95%(e)	0.95%	0.95%
Portfolio turnover rate	46%	49%	28%	40%	38%
Net assets at end of year (in 000’s)	$ 158,215	$ 196,676	$ 171,048	$ 243,076	$ 217,936

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 17.32	$ 13.13	$ 13.92	$ 13.24	$ 13.70

Net investment income (loss) (a)	0.05	0.03	0.05	0.07	0.08
Net realized and unrealized gain (loss) on investments	(1.99)	4.18	(0.74)	0.74	(0.44)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.03)	(0.03)	(0.04)

Total from investment operations	(1.98)	4.24	(0.72)	0.78	(0.40)

Less dividends and distributions:
From net investment income	(0.16)	(0.05)	(0.07)	(0.10)	(0.06)
From net realized gain on investments	(0.32)	—	—	—	—

Total dividends and distributions	(0.48)	(0.05)	(0.07)	(0.10)	(0.06)

Net asset value at end of year	$ 14.86	$ 17.32	$ 13.13	$ 13.92	$ 13.24

Total investment return (b)	(11.78%)	32.28%	(5.17%)	5.90%	(2.86%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.32%	0.18%	0.40%(c)	0.48%	0.60%
Net expenses (d)	1.21%	1.21%	1.20%(e)	1.20%	1.20%
Portfolio turnover rate	46%	49%	28%	40%	38%
Net assets at end of year (in 000’s)	$ 258,307	$ 310,793	$ 251,474	$ 300,184	$ 309,428

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 1.21%.

Financial Highlights

MainStay VP MacKay Mid Cap Core Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.57	$ 13.37	$ 13.00	$ 15.83	$ 16.18

Net investment income (loss) (a)	0.16	0.12	0.13	0.13	0.10
Net realized and unrealized gain (loss) on investments	(1.68)	2.42	1.28	(0.73)	2.07

Total from investment operations	(1.52)	2.54	1.41	(0.60)	2.17

Less dividends and distributions:
From net investment income	(0.15)	(0.16)	(0.11)	(0.09)	(0.09)
From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.11)	(0.34)	(1.04)	(2.23)	(2.52)

Net asset value at end of year	$ 11.94	$ 15.57	$ 13.37	$ 13.00	$ 15.83

Total investment return (b)	(11.98%)	19.14%	11.17%	(3.68%)	14.38%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.87%	1.09%	0.88%	0.62%
Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.85%
Expenses (before waiver/reimbursement) (c)	0.88%	0.88%	0.89%	0.88%	0.88%
Portfolio turnover rate	181%	155%	164%	174%	172%
Net assets at end of year (in 000’s)	$ 453,343	$ 503,364	$ 558,783	$ 506,368	$ 440,409

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 15.35	$ 13.18	$ 12.83	$ 15.64	$ 16.03

Net investment income (loss) (a)	0.12	0.09	0.12	0.09	0.06
Net realized and unrealized gain (loss) on investments	(1.66)	2.38	1.24	(0.71)	2.03

Total from investment operations	(1.54)	2.47	1.36	(0.62)	2.09

Less dividends and distributions:
From net investment income	(0.11)	(0.12)	(0.08)	(0.05)	(0.05)
From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.07)	(0.30)	(1.01)	(2.19)	(2.48)

Net asset value at end of year	$ 11.74	$ 15.35	$ 13.18	$ 12.83	$ 15.64

Total investment return (b)	(12.20%)	18.85%	10.89%	(3.92%)	14.10%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.64%	0.83%	0.61%	0.37%
Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.10%
Expenses (before waiver/reimbursement) (c)	1.13%	1.13%	1.14%	1.13%	1.13%
Portfolio turnover rate	181%	155%	164%	174%	172%
Net assets at end of year (in 000’s)	$ 395,800	$ 477,253	$ 435,287	$ 426,143	$ 479,799

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay S&P 500 Index Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 52.02	$ 44.05	$ 41.29	$ 41.99	$ 37.58

Net investment income (loss) (a)	1.04	0.80	0.70	0.70	0.66
Net realized and unrealized gain (loss) on investments	(3.15)	8.60	4.02	(0.29)	4.34

Total from investment operations	(2.11)	9.40	4.72	0.41	5.00

Less dividends and distributions:
From net investment income	(0.78)	(0.70)	(0.70)	(0.60)	(0.59)
From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.80)	(1.43)	(1.96)	(1.11)	(0.59)

Net asset value at end of year	$ 48.11	$ 52.02	$ 44.05	$ 41.29	$ 41.99

Total investment return (b)	(4.52%)	21.49%	11.62%	1.10%	13.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	1.65%	1.66%	1.67%	1.68%
Net expenses (c)	0.16%	0.22%	0.28%	0.27%	0.28%
Expenses (before waiver/reimbursement) (c)	0.19%	0.23%	0.28%	0.27%	0.28%
Portfolio turnover rate	9%	3%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 1,001,911	$ 1,156,346	$ 899,633	$ 1,017,929	$ 890,188

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 51.66	$ 43.80	$ 41.08	$ 41.79	$ 37.44

Net investment income (loss) (a)	0.90	0.67	0.59	0.60	0.56
Net realized and unrealized gain (loss) on investments	(3.13)	8.54	4.00	(0.28)	4.30

Total from investment operations	(2.23)	9.21	4.59	0.32	4.86

Less dividends and distributions:
From net investment income	(0.67)	(0.62)	(0.61)	(0.52)	(0.51)
From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.69)	(1.35)	(1.87)	(1.03)	(0.51)

Net asset value at end of year	$ 47.74	$ 51.66	$ 43.80	$ 41.08	$ 41.79

Total investment return (b)	(4.76%)	21.19%	11.34%	0.85%	13.06%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.40%	1.41%	1.42%	1.43%
Net expenses (c)	0.41%	0.47%	0.53%	0.52%	0.53%
Expenses (before waiver/reimbursement) (c)	0.44%	0.48%	0.53%	0.52%	0.53%
Portfolio turnover rate	9%	3%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 920,531	$ 897,611	$ 613,011	$ 476,730	$ 423,009

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Small Cap Core Portfolio

(Selected per share data and ratios)

	Year ended December 31,		May 2, 2016* through December 31,

Initial Class	2018	2017	2016

Net asset value at beginning of period	$ 13.16	$ 11.73	$ 10.00

Net investment income (loss) (a)	0.04	0.01	0.03
Net realized and unrealized gain (loss) on investments	(1.71)	1.63	1.88

Total from investment operations	(1.67)	1.64	1.91

Less dividends and distributions:
From net investment income	—	—	(0.02)
From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.18)

Net asset value at end of period	$ 9.82	$ 13.16	$ 11.73

Total investment return (b)	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%	0.10%	0.39%††
Net expenses (c)	0.90%	0.90%	1.00%††
Portfolio turnover rate	161%	159%	180%
Net assets at end of period (in 000’s)	$ 123,857	$ 180,840	$ 164,253

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,		May 2, 2016* through December 31,

Service Class	2018	2017	2016

Net asset value at beginning of period	$ 13.11	$ 11.72	$ 10.00

Net investment income (loss) (a)	0.01	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	(1.69)	1.62	1.88

Total from investment operations	(1.68)	1.60	1.89

Less dividends and distributions:
From net investment income	—	—	(0.01)
From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.17)

Net asset value at end of period	$ 9.76	$ 13.11	$ 11.72

Total investment return (b)	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	(0.15%)	0.16%††
Net expenses (c)	1.15%	1.15%	1.25%††
Portfolio turnover rate	161%	159%	180%
Net assets at end of period (in 000’s)	$ 136,965	$ 176,295	$ 175,015

* Inception date.

†† Annualized.

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP MacKay Unconstrained Bond Portfolio

(Selected per share data and ratios)

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.06	$ 9.90	$ 9.54	$ 10.12	$ 10.32

Net investment income (loss) (a)	0.30	0.29	0.37	0.40	0.45
Net realized and unrealized gain (loss) on investments	(0.43)	0.18	0.33	(0.66)	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.13)	0.47	0.71	(0.24)	0.20

Less dividends and distributions:
From net investment income	(0.33)	(0.31)	(0.35)	(0.34)	(0.40)

Net asset value at end of year	$ 9.60	$ 10.06	$ 9.90	$ 9.54	$ 10.12

Total investment return (b)	(1.21%)	4.81%	7.50%	(2.42%)	1.92%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	2.89%	3.80%	4.01%	4.31%
Net expenses (excluding short sale expenses) (c)	0.60%	0.60%	0.62%	0.62%	0.64%
Expenses (including short sales expenses) (c)	0.75%	0.67%	0.72%	0.65%	0.64%
Short sale expenses	0.15%	0.07%	0.10%	0.03%	—
Portfolio turnover rate	33%	32%	34%	26%	18%
Net assets at end of year (in 000’s)	$ 116,901	$ 137,454	$ 122,586	$ 129,311	$ 166,855

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 10.03	$ 9.87	$ 9.51	$ 10.09	$ 10.29

Net investment income (loss) (a)	0.28	0.26	0.34	0.38	0.42
Net realized and unrealized gain (loss) on investments	(0.43)	0.19	0.33	(0.66)	(0.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.15)	0.45	0.68	(0.26)	0.17

Less dividends and distributions:
From net investment income	(0.31)	(0.29)	(0.32)	(0.32)	(0.37)

Net asset value at end of year	$ 9.57	$ 10.03	$ 9.87	$ 9.51	$ 10.09

Total investment return (b)	(1.46%)	4.55%	7.23%	(2.66%)	1.67%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%	2.64%	3.54%	3.77%	4.06%
Net expenses (excluding short sales expenses) (c)	0.85%	0.85%	0.87%	0.87%	0.89%
Expenses (including short sales expenses) (c)	1.00%	0.92%	0.97%	0.90%	0.89%
Short sale expenses	0.15%	0.07%	0.10%	0.03%	—
Portfolio turnover rate	33%	32%	34%	26%	18%
Net assets at end of year (in 000’s)	$ 999,100	$ 1,064,435	$ 882,928	$ 748,317	$ 571,281

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses, which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Mellon Natural Resources Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 7.61	$ 7.67	$ 5.38	$ 8.06	$ 9.97

Net investment income (loss)	0.04	(0.01)	(0.01)	0.04	0.04
Net realized and unrealized gain (loss) on investments	(2.22)	(0.05)	2.34	(2.69)	(1.91)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.18)	(0.06)	2.33	(2.65)	(1.87)

Less dividends:
From net investment income	—	—	(0.04)	(0.03)	(0.04)

Net asset value at end of year	$ 5.43	$ 7.61	$ 7.67	$ 5.38	$ 8.06

Total investment return (a)	(28.65%)(b)	(0.78%)(b)	43.33%	(32.96%)	(18.81%)

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	(0.10%)	(0.12%)(c)	0.57%	0.38%
Net expenses (d)	0.94%	0.94%	0.93%(e)	0.93%	0.93%
Portfolio turnover rate	78%	17%	40%	21%	33%
Net assets at end of year (in 000’s)	$ 240,067	$ 379,253	$ 432,891	$ 332,823	$ 466,515

‡ Less than one cent per share.

(a) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(c) Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.

(d) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e) Without the custody fee reimbursement, net expenses would have been 0.94%.

Financial Highlights

MainStay VP Moderate Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.89	$ 10.57	$ 10.59	$ 12.03	$ 12.61

Net investment income (loss) (a)	0.23	0.20	0.19	0.20	0.23
Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.48	(0.39)	0.33

Total from investment operations	(0.93)	1.56	0.67	(0.19)	0.56

Less dividends and distributions:
From net investment income	(0.27)	(0.19)	(0.24)	(0.30)	(0.29)
From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.63)	(0.24)	(0.69)	(1.25)	(1.14)

Net asset value at end of year	$ 10.33	$ 11.89	$ 10.57	$ 10.59	$ 12.03

Total investment return (b)	(8.40%)	14.97%	6.41%	(1.61%)	4.62%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%	1.79%	1.76%	1.69%	1.80%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%
Portfolio turnover rate	52%	33%	40%	36%	46%
Net assets at end of year (in 000’s)	$ 43,161	$ 49,419	$ 43,873	$ 41,551	$ 41,706

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 11.79	$ 10.48	$ 10.51	$ 11.95	$ 12.53

Net investment income (loss) (a)	0.20	0.17	0.16	0.17	0.19
Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.47	(0.39)	0.34

Total from investment operations	(0.96)	1.53	0.63	(0.22)	0.53

Less dividends and distributions:
From net investment income	(0.24)	(0.17)	(0.21)	(0.27)	(0.26)
From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.60)	(0.22)	(0.66)	(1.22)	(1.11)

Net asset value at end of year	$ 10.23	$ 11.79	$ 10.48	$ 10.51	$ 11.95

Total investment return (b)	(8.63%)	14.68%	6.14%	(1.86%)	4.35%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	1.53%	1.52%	1.44%	1.51%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%
Portfolio turnover rate	52%	33%	40%	36%	46%
Net assets at end of year (in 000’s)	$ 1,103,235	$ 1,288,895	$ 1,171,213	$ 1,137,619	$ 1,154,403

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP Moderate Growth Allocation Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.61	$ 11.00	$ 11.08	$ 12.78	$ 13.36

Net investment income (loss) (a)	0.21	0.17	0.18	0.17	0.20
Net realized and unrealized gain (loss) on investments	(1.47)	1.86	0.64	(0.49)	0.39

Total from investment operations	(1.26)	2.03	0.82	(0.32)	0.59

Less dividends and distributions:
From net investment income	(0.24)	(0.18)	(0.24)	(0.30)	(0.25)
From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.78)	(0.42)	(0.90)	(1.38)	(1.17)

Net asset value at end of year	$ 10.57	$ 12.61	$ 11.00	$ 11.08	$ 12.78

Total investment return (b)	(10.73%)	18.62%	7.56%	(2.35%)	4.59%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71%	1.43%	1.60%	1.38%	1.51%
Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%
Portfolio turnover rate	44%	31%	33%	34%	44%
Net assets at end of year (in 000’s)	$ 80,133	$ 90,089	$ 76,025	$ 68,000	$ 66,849

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 12.49	$ 10.90	$ 10.99	$ 12.68	$ 13.28

Net investment income (loss) (a)	0.17	0.14	0.14	0.14	0.17
Net realized and unrealized gain (loss) on investments	(1.44)	1.84	0.64	(0.47)	0.38

Total from investment operations	(1.27)	1.98	0.78	(0.33)	0.55

Less dividends and distributions:
From net investment income	(0.21)	(0.15)	(0.21)	(0.28)	(0.23)
From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.75)	(0.39)	(0.87)	(1.36)	(1.15)

Net asset value at end of year	$ 10.47	$ 12.49	$ 10.90	$ 10.99	$ 12.68

Total investment return (b)	(10.95%)	18.32%	7.30%	(2.59%)	4.33%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.17%	1.32%	1.13%	1.28%
Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%
Portfolio turnover rate	44%	31%	33%	34%	44%
Net assets at end of year (in 000’s)	$ 1,849,974	$ 2,263,952	$ 1,990,699	$ 1,869,969	$ 1,855,721

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP PIMCO Real Return Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 8.54	$ 8.40	$ 8.11	$ 8.71	$ 9.44

Net investment income (loss) (a)	0.23	0.23	0.17	0.11	0.26
Net realized and unrealized gain (loss) on investments	(0.53)	0.15	0.21	(0.51)	(0.18)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	(0.09)	0.05	0.19	0.18

Total from investment operations	(0.20)	0.29	0.43	(0.21)	0.26

Less dividends and distributions:
From net investment income	(0.14)	(0.15)	(0.14)	(0.39)	(0.09)
From net realized gain on investments	—	—	—	—	(0.90)

Total dividends and distributions	(0.14)	(0.15)	(0.14)	(0.39)	(0.99)

Net asset value at end of year	$ 8.20	$ 8.54	$ 8.40	$ 8.11	$ 8.71

Total investment return (b)	(2.38%)(c)	3.45%	5.28%	(2.51%)	2.50%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78%	2.71%	2.05%(d)	1.26%	2.74%
Net expenses (e)	1.43%	1.03%	0.91%(f)	0.72%	0.64%
Interest expense and fees	0.81%	0.42%	0.32%	0.15%	0.08%
Portfolio turnover rate (g)	157%	121%	143%	84%	85%
Net assets at end of year (in 000’s)	$ 44,523	$ 45,563	$ 36,060	$ 68,794	$ 9,479

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 0.92%.

(g) The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Financial Highlights

MainStay VP PIMCO Real Return Portfolio

(Selected per share data and ratios)

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 8.53	$ 8.39	$ 8.10	$ 8.70	$ 9.42

Net investment income (loss) (a)	0.21	0.21	0.18	0.05	0.24
Net realized and unrealized gain (loss) on investments	(0.54)	0.15	0.19	(0.46)	(0.18)
Net realized and unrealized gain (loss) on foreign currency transactions	0.10	(0.09)	0.04	0.17	0.18

Total from investment operations	(0.23)	0.27	0.41	(0.24)	0.24

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.12)	(0.36)	(0.06)
From net realized gain on investments	—	—	—	—	(0.90)

Total dividends and distributions	(0.11)	(0.13)	(0.12)	(0.36)	(0.96)

Net asset value at end of year	$ 8.19	$ 8.53	$ 8.39	$ 8.10	$ 8.70

Total investment return (b)	(2.63%)(c)	3.20%	5.03%	(2.76%)	2.26%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%	2.46%	2.15%(d)	0.56%	2.52%
Net expenses (e)	1.68%	1.28%	1.16%(f)	0.97%	0.87%
Interest expense and fees	0.81%	0.42%	0.32%	0.15%	0.08%
Portfolio turnover rate (g)	157%	121%	143%	84%	85%
Net assets at end of year (in 000’s)	$ 282,052	$ 287,520	$ 282,006	$ 283,273	$ 331,595

(a) Per share data based on average shares outstanding during the period.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) Total investment return may reflect adjustments to conform to generally accepted accounting principles.

(d) Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.

(e) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f) Without the custody fee reimbursement, net expenses would have been 1.17%.

(g) The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

Financial Highlights

MainStay VP T. Rowe Price Equity Income Portfolio

(Selected per share data and ratios)

Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.10	$ 12.99	$ 11.97	$ 13.90	$ 13.77

Net investment income (loss) (a)	0.29	0.24	0.27	0.25	0.26
Net realized and unrealized gain (loss) on investments	(1.40)	1.83	1.90	(1.21)	0.78
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.11)	2.07	2.17	(0.96)	1.04

Less dividends and distributions:
From net investment income	(0.29)	(0.30)	(0.25)	(0.24)	(0.21)
From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.60)	(0.96)	(1.15)	(0.97)	(0.91)

Net asset value at end of year	$ 11.39	$ 14.10	$ 12.99	$ 11.97	$ 13.90

Total investment return (b)	(9.38%)	16.20%	18.82%	(6.78%)	7.74%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	1.78%	2.18%	1.90%	1.89%
Net expenses (c)	0.77%	0.77%	0.78%	0.77%	0.78%
Expenses (before waiver/reimbursement) (c)	0.77%	0.77%	0.78%	0.77%	0.79%
Portfolio turnover rate	22%	24%	23%	42%	18%
Net assets at end of year (in 000’s)	$ 431,672	$ 469,556	$ 472,125	$ 473,818	$ 534,825

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 14.04	$ 12.94	$ 11.93	$ 13.85	$ 13.73

Net investment income (loss) (a)	0.25	0.21	0.24	0.22	0.23
Net realized and unrealized gain (loss) on investments	(1.39)	1.82	1.89	(1.21)	0.77
Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.14)	2.03	2.13	(0.99)	1.00

Less dividends and distributions:
From net investment income	(0.25)	(0.27)	(0.22)	(0.20)	(0.18)
From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.56)	(0.93)	(1.12)	(0.93)	(0.88)

Net asset value at end of year	$ 11.34	$ 14.04	$ 12.94	$ 11.93	$ 13.85

Total investment return (b)	(9.61%)	15.91%	18.53%	(7.01%)	7.47%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84%	1.54%	1.93%	1.64%	1.64%
Net expenses (c)	1.02%	1.02%	1.03%	1.02%	1.03%
Expenses (before waiver/reimbursement) (c)	1.02%	1.02%	1.03%	1.02%	1.04%
Portfolio turnover rate	22%	24%	23%	42%	18%
Net assets at end of year (in 000’s)	$ 257,159	$ 348,450	$ 318,059	$ 281,340	$ 323,002

‡ Less than one cent per share.

(a) Per share data based on average shares outstanding during the year.

(b) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c) In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

MainStay VP U.S. Government Money Market Portfolio

(Selected per share data and ratios)

Year ended December 31,

	2018	2017	2016	2015	2014

Net asset value at beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net investment income (loss)	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net realized gain (loss) on investments	0.00 ‡	0.00 ‡	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Less dividends:
From net investment income	(0.01)	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡

Net asset value at end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total investment return (a)	1.38%	0.42%	0.02%	0.01%	0.01%

Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	0.41%	0.02%(b)	0.01%	0.01%
Net expenses	0.44%	0.44%	0.39%(c)	0.15%	0.11%
Expenses (before waiver/reimbursement)	0.44%	0.44%	0.49%	0.48%	0.47%
Net assets at end of year (in 000’s)	$ 512,490	$ 496,871	$ 657,487	$ 620,286	$ 578,509

‡ Less than one cent per share.

(a) Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b) Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.

(c) Without the custody fee reimbursement, net expenses would have been 0.40%.

More information about the Portfolios is available free upon request:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year, or period, if applicable.

TO OBTAIN INFORMATION

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at nylinvestments.com/vpdocuments.

Other information about the Portfolios (including the SAI) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No dealer, sales representative or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given, or made, such other information or representations must not be relied upon as having been authorized by the Fund, New York Life Investments or the Subadvisors. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

MainStay VP Funds Trust

SEC File Number: 811-03833-01